SUBSCRIPTION AGREEMENT

FOR

MOTUS GI MEDICAL TECHNOLOGIES LTD.

Dated: _________________, 2016

Motus GI Medical Technologies Ltd.

c/o Aegis Capital Corp.

810 Seventh Avenue – 18th Floor

New York, NY 10019

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) will purchase a 10% Convertible Promissory Note (the “Note”, substantially in the form attached hereto as Exhibit B), together with a warrant (the “Warrant”, substantially in the form attached hereto as Exhibit C) exerciseable for that number of shares of Series A Convertible Preferred Stock, nominal value NIS 0.01 per share (the “Preferred Shares”) of Motus GI Medical Technologies Ltd. (the “Company”), equal to 33% of the principal amount (the “Principal Amount”) being subscribed for as set forth on the signature page to this subscription agreement (the “Subscription Agreement”).

2. Payment. The Purchaser will immediately make a wire transfer payment to the order of JPMorgan Chase, for credit to Bank Leumi Le Israel, for the account of, “Motus GI Medical Technologies Ltd.,” in the Principal Amount being subscribed for. Together with the wire transfer of the full Principal Amount, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Investor Questionnaire, which is attached hereto as Exhibit A. By executing this Subscription Agreement (this “Subscription Agreement”), you will also be deemed to have executed the Joinder to Convertible Notes Agreement (the “Joinder”), in the form of Exhibit D to this Subscription Agreement, and the Convertible Notes Agreement, dated June 9, 2015, as amended (the “CNA”), as an Additional Purchaser (as defined in the CNA) in a Deferred Closing (as defined in the CNA), in the form of Exhibit E to this Subscription Agreement (this Subscription Agreement, together with the Joinder, the CNA, the form of Note and the form of Warrant are collectively referred to herein as the “Transaction Documents”), and will be bound by the respective terms of this Subscription Agreement and the CNA.

3. Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by the Purchaser as soon as practicable with the Company. If the Company or Aegis Capital Corp. (“Aegis” or the “Placement Agent”) rejects a subscription, either in whole or in part (at the sole discretion of the Company or Aegis), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company or Aegis, each in its sole discretion, reserves the right to accept this or any other subscription for the Note and the Warrants, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes an executed copy of the Subscription Agreement. If the Purchaser’s subscription is rejected in whole (at the sole discretion of the Company or Aegis), all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company or Aegis) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

5. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Note, the Warrants, or the Preferred Shares (collectively referred to hereafter as the “Securities”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the CNA;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed this Subscription Agreement, and each of the Transaction Documents and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c) Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of this offering or confirmed the accuracy or determined the adequacy of the Transaction Documents. The Transaction Documents have not been reviewed by any Federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

(d) All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Transaction Documents;

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to Aegis);

(i) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with this offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company, Aegis or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k) The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Note, the Warrants and the Preferred Shares issuable upon exercise of the Warrants to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books;

(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Transaction Documents and understands any risk may materially adversely affect the Company’s operations and future prospects;

(o) At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and has truthfully and accurately completed the Investor Questionnaire attached as Exhibit A to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Transaction Documents including, but not limited to, the terms and conditions of the Securities as set forth therein and all other related documents, received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Transaction Documents;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u) The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the Transaction Documents were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Transaction Documents;

(w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE TRANSACTION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(y) In making an investment decision, investors must rely on their own examination of Company and the terms of this offering, including the merits and risks involved. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(z) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(aa) The Purchaser has read in its entirety the Transaction Documents and all exhibits thereto, including, but not limited to, all information relating to the Company, and the Securities, and understands fully to its full satisfaction all information included in the Transaction Documents.

(bb) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising;

(cc) The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the Preferred Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(dd) The Purchaser acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities.

(ee) The Purchaser agrees not to issue any public statement with respect to this offering, the Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

(ff) The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

(gg) The Purchaser acknowledges that the information contained in the Transaction Documents or otherwise made available to the Purchaser is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

6. Representations and Warranties of the Company. The Company hereby acknowledges, represents, warrants, and agrees as follows:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Israel and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), assets, results of operations or prospects of that entity individually or of the Company and its subsidiaries as a whole.

(b) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Subscription Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. This Subscription Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

(c) No Conflict; Governmental and Other Consents.

(i) The execution and delivery by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any subsidiary is bound, or of any provision of the Articles of Association of the Company or any subsidiary, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any subsidiary is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company or any subsidiary.

(ii) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company or any subsidiary in connection with the authorization, execution and delivery of this Subscription Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the Commission and with any state or foreign blue sky or securities regulatory authority.

(d) Litigation. There is no pending or, to the actual knowledge of any officer or director of the Company, after due investigation, threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company or the Company’s ability to perform its obligations under this Subscription Agreement.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, Aegis and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Binding Effect. This Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, or if not confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The Company and the Purchaser hereby consent to the delivery of communications and notices to such parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 10.

11. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

12. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

14. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16. Miscellaneous.

(a) This Subscription Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

17. Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth hereinbelow, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by the Joinder, the CNA and each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs. To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

MOTUS GI MEDICAL TECHNOLOGIES LTD.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a 10% Convertible Promissory Note for a total principal amount of $_________________, together with a Warrant exerciseable for that number of shares of Series A Convertible Preferred Stock of Motus GI Medical Technologies Ltd. equal to 33% of the principal amount of the Note (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2016

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Address:
Date

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Federal Taxpayer
Name of Partnership,	Identification Number
Corporation, Limited
Liability Company or Trust

By:
Name:	State of Organization
Title:

Address:
Date

AGREED AND ACCEPTED:

MOTUS GI MEDICAL TECHNOLOGIES LTD.

By:
Name:	Date
Title:

Exhibit A

FORM OF INVESTOR QUESTIONNAIRE

MOTUS GI MEDICAL TECHNOLOGIES LTD.

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______	I am a director or executive officer of Motus GI Medical Technologies Ltd.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______	The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial _______	The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial _______	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

Initial _______	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial _______	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

MOTUS GI MEDICAL TECHNOLOGIES LTD.

Investor Profile (Must be completed by Investor)

Section A - Personal Investor Information

For All Purchasers

Certificate Title: ______________________________________________________________________________

Individual(s) executing this subscription: __________________________________________________________

Social Security Number(s) for all signatories / Entity Federal I.D. Number: _______________________________

Date(s) of Birth: ______________

Marital Status: ______________

Years Investment Experience: ______________

Aegis Capital Account Executive or Outside Broker/Dealer: ______________

Check if you are a FINRA member or affiliate of a FINRA member firm: ____

Check Investment Objective(s) (See definitions on following page): ____Preservation of Capital ____Income

____Capital Appreciation ____Trading Profits ____Speculation

____Other (please specify)

The source of funds for this investment is my personal or my entity’s assets _____Yes _____No

For Purchasers as Individual or as Joint Tenants, Tenants in Common, and Community Property

Annual Income(s): ___________________

Liquid Net Worth(s): _________________

Net Worth(s) (excluding value of primary residence): ________________

Select Tax Bracket(s): ____ 15% or below ____ 25% - 27.5% ____ Over 27.5%

For All Purchasers, by the Primary Contact

Home Street Address: ______________________________________________________________________

Home City, State & Zip Code: _______________________________________________________________

Home Phone: ___________________ Home Fax: _________________Home Email: ____________________

Employer: ___________________________________

Type of Business: _____________________________

Employer Street Address: ___________________________________________________________________

Employer City, State & Zip Code: ____________________________________________________________

Bus. Phone: _____________________Bus. Fax: ___________________Bus. Email: ____________________

For All Purchasers

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed. These photocopies must be certified by a lawyer as to authenticity.

Government-Issued Identification Document Number(s) and Jurisdiction(s):___________________________

Please provide a legible photocopy of your Identification Document(s) along with your subscription

Section B – Securities Delivery Instructions

____ Please deliver securities to the Employer Address listed in Section A.

____ Please deliver securities to the Home Address listed in Section A.

____ Please deliver securities to the following address: _____________________________________________

Section C –Wire Transfer Instructions

____ I will wire funds from my outside account according to the “Subscription Instructions” Page.

____ I will wire funds from my Aegis Capital Account.

____The funds for this investment are rolled over, tax deferred from __________ within the allowed 60 day window.

Investor Signature	Date

Investor Signature	Date

Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. However, neither Motus GI Medical Technologies Ltd. nor Aegis Capital Corp. can assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Neither Motus GI Medical Technologies Ltd. nor Aegis Capital Corp. assumes responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include common stocks, lower quality, medium-term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales of volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes. This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase or sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short-term or day trading strategies.

Other: Please specify.

Exhibit B

Form of 10% Convertible Promissory Note

Exhibit C

Form of Warrant

Exhibit D

Joinder to Convertible Notes Agreement

Exhibit E

Convertible Notes Agreement, As Amended

Exhibit B

Form of 10% Convertible Promissory Note

Date: ______________

Purchaser: ________________________

Principal Amount: US$________________

CONVERTIBLE

PROMISSORY NOTE

For value received, Motus GI Medical Technologies Ltd., an Israeli company (“Company”) promises to pay to the Purchaser named above (“Holder”), the principal sum stated above (the “Principal Amount”) in accordance with the terms set forth herein, as follows:

1.	Note Part of a Series. This Note is being sold by the Company as part of a series of notes issued pursuant to that certain Convertible Notes Agreement dated as of June 9, 2015, by and among the Company and purchasers of such Notes, as amended (the “CNA”). The term “Notes” shall mean herein all Notes issued under the CNA.

2.	Interest. Interest shall accrue on the unpaid Principal Amount of this Note from the date of this Note until the actual repayment of all amounts due hereunder, at an annual rate of 10% (ten percent), compounded annually. Interest shall be computed on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable. Upon conversion of the Principal Amount in accordance with the terms hereof, all interest accrued thereon shall be converted together with the Principal Amount or repaid to the Holder in cash, after deduction of all applicable taxes with respect thereto, as shall be determined by the Company, at its sole discretion. The actual amount to be converted in accordance with the Company’s election, as specified in the preceding sentence, shall be hereinafter referred to as the “Conversion Amount.”

3.	Automatic Conversion upon QFR. To the extent not previously converted or repaid according to the terms specified herein, the Conversion Amount shall be automatically converted, immediately prior and subject to the closing of a QFR (as defined below), on the same terms and conditions applicable to the QFR, such that the Holder shall receive the same type of securities issued, and any other rights granted to the investors in such QFR (the “QFR Securities”), under the same terms as if the Holder had participated in the QFR as an investor (including any warrants or any other securities granted to the investors therein), but at a conversion price per share equal to the QFR Conversion Price (as defined below).

It being agreed and acknowledged that (a) the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of QFR Securities issued to the Holder shall be set to be the QFR Conversion Price, and any rights that are attached to the QFR Securities issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual QFR Conversion Price; and (b) in the event that the QFR Securities also comprise of warrants to purchase, or other securities convertible into, shares of the Company (any such preceding convertible security a “Convertible Security”), then (i) upon such conversion, the Holder shall be entitled to receive such number of warrants and/or Convertible Securities of the same class or type that are issued to the investors in the framework of the QFR, in a number which shall be determined using the same warrant and/or Convertible Securities coverage ratio offered to the investors in such QFR, such that the ratio between the shares and the warrants and/or Convertible Securities issued to the Holder shall be equal to the ratio between the shares and the warrants and/or Convertible Securities issued to each investor in such QFR; and (ii) the discount rate reflected in the QFR Conversion Price shall not apply in respect of the exercise price or conversion price (as applicable) of such warrants and/or Convertible Securities.

For example, if the terms of the QFR are as follows:

●	The QFR unit price is US$10.

●	Each unit is comprised of two (2) Ordinary Shares and one (1) warrant to purchase one (1) Ordinary Share.

●	The discount rate reflected in the QFR Conversion Price of the Holder is 10%.

●	The exercise price of the warrants issued in the QFR is US$12.

●	The Conversion Amount of the Holder is US$1,800.

then, in the framework of such QFR, the Holder shall be issued, upon conversion of the Conversion Amount, 200 Ordinary Shares ((US$1,800))/((1-10%)*US$10)) and 100 warrants to purchase 100 Ordinary Shares (100/2), at an exercise price per share of US$12, while an investor, who is not a holder of Notes, and invests in the QFR the same amount (i.e., US$1,800), shall be issued only 180 Ordinary Shares and 90 warrants to purchase 90 Ordinary Shares, at an exercise price per share of US$12.

The term “QFR” means the first financing round consummated by the Company after the date of the Note, through an equity investment (including an initial public offering but excluding the issuance of any convertible notes, or the issuance of shares upon conversion of such notes), either in one transaction or in a series of related transactions, with an aggregate investment amount of not less than US$3,000,000 (Three US Dollars), excluding the outstanding principal amount of the Notes and all accrued and unpaid interest thereon.

The term “QFR Conversion Price” means a conversion price reflecting the lower of (i) a 10% discount on the price paid by the investor(s) for the shares issued in the QFR; or (ii) US$1.15 per share. Notwithstanding the foregoing, in the event that the QFR in an initial public offering with gross proceeds to the Company of not less than US$25,000,000 (Twenty Five Million US Dollars) (including the outstanding principal amount of the Notes and all accrued and unpaid interest thereon) (the “QIPO”), the QFR Conversion Price shall mean a conversion price reflecting a 50% discount on the price paid for the shares issued in the QIPO and if the price in such QIPO is fixed per each unit offered in the QIPO, the discount shall be applicable to such unit price.

If this Note is converted in accordance with this Section 3, written notice shall be delivered to the Holder of this Note, notifying the Holder of the conversion, specifying the Conversion Amount, the date of such conversion, and the securities issued upon conversion. For the avoidance of doubt, in such event this Note shall be null and void even if not surrendered to the Company.

4	Automatic Conversion upon M&A Event.

4.1.	In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, an M&A Event (as defined below) shall occur, then immediately prior and subject to the closing of such M&A Event, the Conversion Amount shall be automatically converted into Series A Preferred Shares, par value NIS 0.01 per share, of the Company (the “Preferred A Shares”), at a conversion price equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “M&A Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the M&A Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual M&A Conversion Price.

The term “M&A Event” means (i) a merger or consolidation of the Company in which the Company’s shareholders immediately prior to such transaction do not own, directly or indirectly, more than 50% of the share capital of the surviving entity; (ii) the acquisition of more than 50% of the Company’s outstanding share capital by a single unaffiliated person, entity or group ,or by persons or entities acting in concert; (iii) the sale or transfer of all or substantially all of the assets of the Company; or (iv) a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s share capital outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

4.2.	Irrespective of any other provision of this Note, in the event that prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, the Company becomes a subsidiary of a newly-formed entity formed under the laws of one of the states of the United States (“Newco”) either by way of a reverse triangular merger or by way of share swap or by way of any other similar transaction or series of related transactions, the result of which will be the capital stock of the Company being wholly owned by Newco (or any other entity into which or with which Newco merges), and simultaneously with or in connection with such transaction(s) or shortly thereafter, Newco (or any other entity into which or with which Newco merges), consummates an equity financing of at least US$ 10,000,000 (the “New Financing”), the Conversion Amount will be automatically exchanged for a number of securities (including any “units” or basket of securities that consist of stock together with warrants and/or securities or rights convertible or exchangeable for stock) sold in the New Financing calculated on the basis of an exchange price of 90% of the sale price of the units issued in such New Financing.

5.	Voluntary Conversion upon NQFR. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, the Company shall consummate a financial round through an equity investment, either in one transaction or in series of transactions (including an initial public offering but excluding the issuance of any convertible notes or the issuance of shares upon conversion of such notes), which is not a QFR (a “NQFR”), then the holders of Notes reflecting 70% (Seventy percent) of the aggregate outstanding principal amount of the Notes (the “Majority Holders”), shall be entitled, no later than fourteen (14) days prior to the closing of such NQFR, to notify the Company in writing of their choice to convert the entire Conversion Amount of the Notes (the “Aggregate Conversion Amount”). In such event the entire Aggregate Conversion Amount shall be converted immediately prior and subject to the closing of the NQFR, on the same terms and conditions specified in Section 3 above (“Automatic Conversion upon a QFR”), mutatis mutandis. The election of the Majority Holders to convert the entire Aggregate Conversion Amount shall be binding on all of the holders of the Notes and each such holder shall be deemed to have elected to convert its respective portion of the Aggregate Conversion Amount in accordance with the terms and conditions specified herein.

6.	Maturity Date. If not converted or repaid according to the terms set forth herein until thirty (30) months from the date of this Note (i.e., ___________) (the “Maturity Date”), then at the Maturity Date the Conversion Amount shall be automatically converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Maturity Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Maturity Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Maturity Conversion Price.

7.	Event of Default. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms hereunder an Event of Default occurs, then the Conversion Amount shall be, at the election of the Holder, at its sole discretion, either: (i) become immediately due and payable to the Holder in cash; or (ii) converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Default Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Default Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Default Conversion Price.

The term “Event of Default” means (a) dissolution, termination of existence, suspension or discontinuance of business or ceasing to operate as going concern for a period of more than thirty (30) days; (b) the appointment of a receiver, trustee, custodian or similar official, for the Company or any material portion of the property or assets of the Company and the continuation of such appointment without dismissal for a period of thirty (30) days or more; (c) the conveyance of any material portion of the assets of the Company to a trustee, mortgage or liquidating agent or an assignment for the benefit of creditors by the Company which is not dismissed within a period of thirty (30) days; (d) the commencement of any proceeding, whether federal or state, relating to bankruptcy, insolvency, dissolution, reorganization, composition, renegotiations of outstanding indebtedness, arrangement or otherwise to the relief or debtors or the readjustment of indebtedness, by or against the Company, which is not stayed, vacated or released within sixty (60) days of commencement; (e) any material breach by the Company of any covenant or obligation in the Note, CAN or any documents and agreements ancillary thereto (the “Transaction Documents”) which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (f) any material misrepresentation has occurred in the Transaction Documents, which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (g) the Company shall fail to make any required payment of interest, principal or otherwise under the Notes, which is not cured within thirty (30) days following receipt by the Company of a written notice of such failure. The Company undertakes to notify the Holder immediately following occurrence of any of the events detailed in clauses (a) to (g) above.

8	Conversion; Fractional Interests. Each conversion shall be deemed to have been effected as to this Note (or the specified portion thereof) on the date on which the requirements set forth above in this Note required to be satisfied by the Holder, or the circumstances that are required to exist, have been satisfied as to this Note (or portion thereof), and the person whose name any certificate or certificates for shares shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby. No fractional shares or scrip representing fractional shares shall be issued upon conversion of this Note and the number of shares issued shall be rounded to the nearest whole number.

9	Payments; Taxes

9.1.	Payments. All payments of interest and of principal shall be in U.S. Dollar (“US$”) or in the New Israeli Shekels (“NIS”) equivalent. If any payment is paid in a NIS equivalent, it shall be paid in accordance with the representative rate of exchange of the U.S. Dollar against the NIS last published by the Bank of Israel immediately prior to the certain payment date.

9.2.	Taxes on Payments. To the extent required pursuant to applicable law, VAT shall be added by the Company to any payment to be made by the Company pursuant to this Note. The Company shall be entitled to deduct and withhold any withholding taxes which the Company determines it is legally required to deduct or withhold from any payment to be made by the Company pursuant to this Note.

10.	Not a Shareholder. Prior to the conversion of this Note or any portion thereof according to the provisions specified herein, the Holder, in its capacity as an Holder, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, with respect to the Note and the shares issuable upon conversion of the Note.

11.	Miscellaneous

11.1.	Governing Law. This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflict of laws. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court in New York New York, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court.

11.2.	Successors and Assigns. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Note may be assigned or transferred without the prior consent in writing of each party to this Note.

11.3.	Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Holder upon any breach or default by the other under this Note shall impair any such right or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

11.4.	Entire Agreement. This Note, when read together with the CNA, contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect hereto are merged therein. In the case of any discrepancy between the provisions of this Note and the provisions of any other agreement previously entered into by the Company or the Holder, the provisions of this Note and the CNA shall prevail.

11.5.	Amendment. Any term of this Note – as well as of all other Notes - may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders.

11.6.	Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Note.

11.7.	Notices. All notices and other communications made pursuant to this Note shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the CNA.

11.8.	Severability. If any provision of this Note is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Note and the remainder of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Note shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

Motus GI Medical Technologies Ltd.
By:
Name:
Title:

Exhibit C

Form of Warrant

NEITHER THIS WARRANT CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES ACT, AND THIS WARRANT CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH HEREIN.

Motus GI Medical Technologies Ltd.

Preferred A SHARES warrant Certificate

To purchase

[_____] Preferred A Shares (subject to adjustment) of

Motus GI Medical Technologies Ltd. (the “Company”)

at a per share price and subject to the terms detailed below

VOID AFTER 17:00 p.m. Israel Standard Time

on the last day of the Warrant Period (as defined below)

THIS IS TO CERTIFY THAT, [_____________] (the “Holder”), is entitled to purchase from the Company, an aggregate of up to [___________] (as may be adjusted hereunder) Preferred A Shares of the Company, nominal value NIS 0.01 per share (the “Warrant Shares”), at an aggregate purchase price of US$ [__________], reflecting an exercise price per share of US$ 1.00 (the “Exercise Price”), during the Warrant Period.

This Warrant Certificate (this “Warrant”) is issued to the Holder in connection with that certain Convertible Notes Agreement dated June 9, 2015 by and among the Company and the Purchasers listed on Exhibit A thereto, as amended (the “Convertible Notes Agreement”).

1.	EXERCISE OF WARRANT

1.1.	Warrant Period. This Warrant may be exercised, subject to the terms and conditions hereof, in whole or in part, at one time or from time to time during the period commencing on __________[NTD: the date of the Closing/Deferred Closing] (the “Initial Date”) until the earlier of: (i) seven (7) years thereafter (i.e., __________); and (ii) the closing of an Exit Event (as defined in Section 5 below); provided that such Exit Event is consummated within 180 days from the Exit Event Notice (each of (i) or (ii), the “Expiry Date”). The period between the Initial Date and the Expiry Date shall be referred to hereinafter as the “Warrant Period.”

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1.2.	Exercise for Cash. This Warrant may be exercised by presentation and surrender thereof to the Company at its principal office or at such other office or agency as it may designate from time to time, accompanied by:

(a)	A duly executed notice of exercise, in the form attached hereto as Schedule 1.1 (the “Exercise Notice”); and

(b)	Payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares purchased payable in immediately available funds by wire transfer to the Company’s bank account. The Exercise Price will be paid in United States Dollars or the equivalent sum in NIS according to the Bank of Israel exchange rate as published upon the date immediately prior to the exercise date.

1.3.	Exercise on Net Issuance Basis. In lieu of payment to the Company as set forth in Section 1.1 above, the Holder may elect to exercise this Warrant into the number of Warrant Shares calculated pursuant to the formula below, by presentation and surrender thereof to the Company at its principal office or at such other office or agency it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.3 (the “Net Issuance Notice”):

Y*(A - B)
X =	--------------------
A

Where:

X =	the number of Warrant Shares to be issued to the Holder;

Y =	the number of Warrant Shares in respect of which the net issuance election is being made;

A =	the Fair Market Value (as defined below) of one Warrant Share; and

B =	the Exercise Price of one Warrant Share.

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For purposes of this Section 1.3, the “Fair Market Value” of one Warrant Share as of a particular date (the “Determination Date”) shall be:

(a)	If the net issuance right is exercised in connection with and contingent upon an initial public offering of the Company’s shares (an “IPO”), then the initial “price to public” (i.e., before deduction of discounts, commissions or expenses) specified in the final prospectus or registration statement with respect to such offering.

(b)	If the net issuance right is exercised in connection with and contingent upon an Exit Event that is not an IPO, the price per Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) in such Exit Event.

(c)	If the net issuance right is not exercised in connection with and contingent upon an Exit Event, then as follows:

(i)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are traded on a securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of such shares on such exchange over the fifteen (15) trading days immediately prior to (but not including) the Determination Date;

(ii)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are quoted for trading on an over-the-counter system, the Fair Market Value shall be deemed to be the average of the closing bid prices of such shares over the fifteen (15) trading days immediately prior to (but not including) the Determination Date; and

(iii)	If there is no public market for the Preferred A Shares (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law), the Fair Market Value of the shares shall be determined in good faith by the Board of Directors of the Company.

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1.4.	Issuance of Warrant Shares. Upon presentation and surrender of this Warrant, accompanied by (a) the duly executed Exercise Notice and the payment of the applicable Exercise Price for the Warrant Shares being purchased pursuant to Section 1.1 above; or (b) the duly executed Net Issuance Notice pursuant to Section 1.3 above, as the case may be, the Company shall promptly (i) issue to the Holder the Warrant Shares to which the Holder is entitled; and (ii) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise (and the Exercise Price for the Warrant Shares being purchased, if applicable), together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

1.5.	Fractional Shares. No fractions of shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded to the nearest whole number.

1.6.	Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder.

1.7.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of the Warrant Shares upon exercise of this Warrant.

1.8.	Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonable reimbursement of expenses and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

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2.	TAXES

2.1.	The Holder acknowledges that the grant of the Warrant, the issuance of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.	The Company shall pay all of the applicable taxes and other charges payable by the Company in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates in the name of the Holder (such as transfer taxes in respect of the issuance or delivery of Warrant Shares upon exercise of this Warrant), if any, but shall not pay any taxes payable by the Holder by virtue of the holding, issuance, exercise, sale of this Warrant or the Warrant Shares by the Holder.

3.	RESERVATION OF SHARES; preservation of rights of holder

3.1.	Reservation of Shares. The Company hereby agrees that, at all times prior to the expiration or exercise of this Warrant, it will maintain and reserve, free from pre-emptive or similar rights, such number of authorized but unissued shares so that this Warrant may be exercised without additional authorization of shares.

3.2.	Preservation of Rights. The Company will not, by amendment of its organizational documents or through reorganization, recapitalization, consolidation, merger, dissolution, transfer of assets, issue or sale of securities or any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, conditions or terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to fulfill the provisions hereof.

4.	ADJUSTMENT

4.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise, as follows:

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(a)	Bonus Shares. In the event that during the Warrant Period the Company shall distribute a non-cash dividend or shares pursuant to a reclassification of its share capital, to all of the holders of shares of the Company (i.e., bonus shares), then this Warrant shall represent the right to acquire, in addition to the number of Warrant Shares indicated in the caption of this Warrant, the amount of such bonus shares that are distributed to persons holding the class of share capital for which the Warrant is exercisable and/or to receive the stock dividends which are distributed to persons holding the class of share capital for which the Warrant is exercisable, without payment of any additional consideration therefor, to which the Holder would have been entitled had this Warrant been exercised prior to the distribution of the stock dividends or the bonus shares.

(b)	Consolidation and Division. In the event that during the Warrant Period the Company consolidates its share capital into shares of greater par value, or subdivides them into shares of lesser par value, then the number of Warrant Shares to be allotted on exercise of this Warrant after such consolidation or subdivision shall be reduced or increased accordingly, as the case may be, and in each case the Exercise Price shall be adjusted appropriately such that the aggregate consideration hereunder to the Company shall not change.

(c)	Capital Reorganization. In the event that during the Warrant Period a reorganization of the share capital of the Company is effected (other than subdivision, combination or reclassification provided for elsewhere in this Section 4) and the Preferred A Shares are exchanged for other securities of the Company, then, as part of such reorganization, provision shall be made so that the Holder shall be entitled to purchase upon exercise of this Warrant such kind and number of shares or other securities of the Company to which the Holder would have been entitled had this Warrant been exercised without taking into effect such reorganization.

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(d)	Irrespective of any other provision of this Warrant, in the event that during the Warrant Period the Company becomes a subsidiary of a newly-formed entity formed under the laws of one of the states of the United States (“Newco”) either by way of a reverse triangular merger or by way of share swap or by way of any other similar transaction or series of related transactions, the result of which will be the capital stock of the Company being wholly owned by Newco (or any other entity into which or with which Newco merges), and simultaneously with or in connection with such transaction(s) or shortly thereafter, Newco (or any other entity into which or with which Newco merges) consummates an equity financing of at least US$ 10,000,000(the “New Financing” and the “Qualified Transaction”, respectively), this Warrant shall be automatically exchanged for five-year Newco (or any other entity into which or with which Newco merges) warrants exercisable for Newco (or any other entity into which or with which Newco merges) Common Stock at an exercise price per share of 100% of the original issue price of the securities (including any “units” or basket of securities that consist of stock together with warrants and/or securities or rights convertible or exchangeable for stock) issued in the New Financing (the “Original Issue Price”). The number of Common Stock underlying such new warrant shall be equal to one-third (1/3) of the principal amount of that certain Note dated [________] issued by the Company to the Holder, divided by the Original Issue Price. For greater certainty, the Qualified Transaction described in this sub-section (d) shall not be deemed an Exit Event.

4.2.	Whenever an adjustment is effected hereunder, the Company shall promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.3.	Except as otherwise provided herein, Sections 4.1(a) to 4.1(d) hereof are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect, but there shall be no duplicate adjustments if two separate subsections provide the same protection.

4.4.	Notices of Certain Transactions. In case:

(a)	the Company shall take a record of the holders of its Preferred A Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or

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(b)	of the voluntary or involuntary dissolution, liquidation or winding-up of the Company then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the effective date on which such voluntary dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other shares or securities at the time deliverable upon such voluntary dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least seven (7) days prior to the record date or effective date for the event specified in such notice.

5.	EXERCISE OF THE WARRANT UPON AN EXIT EVENT

Notwithstanding anything to the contrary in this Warrant, if at any time during the Warrant Period, the Company consummates an Exit Event, or at the discretion of the Board of Directors of the Company, in the event that the Company believes that an Exit Event is likely to be consummated during such period, the Company shall provide written notice of such Exit Event (or, if applicable, an anticipated Exit Event) to the Holder (the “Exit Event Notice”). Within fourteen (14) days after Holder’s receipt of the Exit Event Notice, Holder must notify the Company if it intends to exercise this Warrant pursuant to Section 1.2 or 1.3 of this Warrant, in which case such exercise shall be effective contingent upon and immediately prior to the consummation of the Exit Event. Thereafter, so long as the Company consummates such Exit Event within one hundred and eighty (180) days after Holder’s receipt of the Exit Event Notice (to the extent the Exit Event shall not have occurred prior to the Exit Event Notice), Holder shall have no further rights hereunder and this Warrant shall be automatically terminated if not so exercised. If the Company fails to consummate such Exit Event within such time, then this Warrant shall remain in effect subject to the provisions contained herein

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For the purposes hereof, an “Exit Event” shall mean the closing of (i) an initial public offering; (ii) a merger of the Company with or into another corporation, (iii) an acquisition of all or substantially all of the shares of the Company, (iv) the sale or license of all or substantially all of the assets of the Company, any with respect to (ii)-(iv), other than a merger or transaction in which the persons that beneficially owned, directly or indirectly, a majority of the share capital of the Company immediately prior to such merger or transaction, beneficially own, directly or indirectly, a majority of the total shares of capital stock of the surviving or transferee entity. For greater certainty, the Qualified Transaction described in Section 4.1(d) shall not be deemed an Exit Event and the provisions of this Section 5 shall not apply solely in connection with such Qualified Transaction.

6.	RIGHTS OF THE HOLDER

6.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

6.2.	The Holder acknowledges that the Warrant Shares shall be subject to such rights, privileges, restrictions and limitations as set forth in this Warrant and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company’s shares are not publicly traded.

7.	TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the Expiry Date.

8.	MISCELLANEOUS

8.1.	Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. Subject to Section 8.8 below, no modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

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8.2.	Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable law or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

8.3.	Successors and Assigns; Assignment. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors, and administrators and is otherwise non-transferable without the prior consent of the Company. The Holder represents and warrants to the Company that this Warrant and the Warrant Shares, if and when purchased by the Holder, are for the Holder’s own account and for investment purposes only and not with a view for resale or transfer and that all the rights pertaining to the Warrant or the Warrant Shares, by law or equity, shall be purchased and possessed by the Holder for the Holder exclusively.

8.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.

8.5.	Notices. All notices and other communications made pursuant to this Warrant shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the Convertible Notes Agreement.

8.6.	Severability. If any provision of this Warrant is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Warrant and the remainder of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Warrant shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

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8.7.	Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile or electronic signatures of a party shall be binding as evidence of such party’s agreement hereto and acceptance hereof.

8.8.	Amendments. To the extent that any amendment(s) to the Convertible Notes Agreement or the transactions contemplated thereby result in a required amendment to the terms of this Warrant, this Warrant shall be deemed amended to the extent that the amendment(s) to the Convertible Notes Agreement are completed in accordance with the terms thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:	Motus GI Medical Technologies Ltd.

Signature:
Name:
Title:

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Schedule 1.2

Exercise Notice

Date: ____________

To: Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to purchase _________ Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.1 of the Warrant, and herewith makes payment of _____________, representing the full Exercise Price for such shares as provided for in such Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

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Schedule 1.3

Net Issuance Notice

Date: ____________

To:	Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to exercise the Warrant for the purchase of Warrant Shares (as such term is defined in the Warrant), pursuant to the provisions of Section 1.3 of the Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

Exhibit D

Joinder to Convertible Notes Agreement

JOINDER TO

CONVERTIBLE NOTES AGREEMENT

This Joinder to Convertible Notes Agreement (this “Joinder”) is made as of _______, 2016 (the “Effective Date”), by and between Motus GI Medical Technologies Ltd., a company organized under the laws of the State of Israel, with offices at Keren Hayesod 22 Tirat Carmel, Israel (the “Company”), and ______________, the following persons or entities, with offices at ______________________ (the “Additional Purchaser”).

WHEREAS,	on June 9, 2015, a Convertible Notes Agreement was entered into by and among the Company and the Purchasers identified on Exhibit A thereto, which was amended on December 29, 2015, on February 15, 201 on July 25, 2016, and on October __, 2016 attached hereto as Exhibit A (together, the “CNA”). Capitalized terms used, but not defined herein, shall have the meaning ascribed to such terms in the CNA, of which this Joinder constitutes an integral part; and

WHEREAS,	pursuant to the CNA, the Company may consummate one or more Deferred Closing(s) during a period of one hundred and twenty (120) days following the Fifth Closing, in an aggregate amount that, together with the aggregate Loan Amount, shall not exceed US$12,000,000; and

WHEREAS,	the Additional Purchaser desires to join the CNA and consummate a Deferred Closing, subject to the terms and conditions more fully set forth in this Joinder.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

1.	Transaction

1.1.	At the Deferred Closing (as defined below), subject to the terms and conditions hereof, the Additional Purchaser shall transfer to the Company the amount of US$[_________] (the “Additional Loan Amount”) and the Company will issue, sell, transfer, assign and deliver to the Additional Purchaser a convertible note in the form attached hereto as Exhibit B (the “Deferred Closing Note”). In addition, at the Deferred Closing and subject thereto, the Company will issue to the Additional Purchaser a warrant to purchase [________] Preferred A Shares, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit C (the “Deferred Closing Warrant”).

2.	By execution of this Joinder and upon payment of the Additional Loan Amount at the Deferred Closing, subject to the fulfillment of the conditions specified in Sections 4 and 5 hereof, the Additional Purchaser shall automatically become a party, as of the Deferred Closing, to the CNA and for all purposes under the CNA, the Additional Purchaser shall be deemed to be a “Purchaser” and the Additional Loan Amount shall be deemed to be part of the “Loan Amount”.

3.	Deferred Closing

3.1.	Time and Place of the Deferred Closing. The sale of the Deferred Closing Notes and the issuance of the Deferred Closing Warrants, shall take place at a deferred closing (the “Deferred Closing”) at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani’el Frisch St., Tel Aviv, on _________, 2016, or at such other time and place as the Company and the Additional Purchaser shall mutually agree in writing (the “Deferred Closing Date”).

3.2.	Deliveries and Transactions at the Deferred Closing. At the Deferred Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

(a)	Delivery of Deferred Closing Note. The Company shall deliver to the Additional Purchaser a validly executed Note, in the form of Exhibit B, reflecting the Deferred Closing Note purchased by the Additional Purchaser hereunder.

(b)	Delivery of Deferred Closing Warrant. The Company shall deliver to the Additional Purchaser a validly executed Warrant, in the form of Exhibit C, reflecting the Deferred Closing Warrant of the Additional Purchaser.

(c)	Payment. The Additional Purchaser shall pay to the Company the Additional Loan Amount, in accordance with Section 1.2 of the CNA.

4.	Conditions to the Deferred Closing by the Additional Purchaser. The Additional Purchaser obligation to consummate the transactions contemplated hereby at the Deferred Closing is subject to the satisfaction and fulfillment, prior to or at the Deferred Closing, of each of the following conditions precedent (any or all of which may be waived, in whole or in part, by the Additional Purchaser, which waiver shall be at the sole discretion of the Additional Purchaser):

4.1.	Accurate Representations and Warranties. The representations and warranties of the Company in Section 3 of the CNA (as qualified by the Disclosure Schedule and amended in the Third Amendment and Joinder to CNA), shall be true and correct when made and shall be true and correct in all material respects as of the Fifth Closing Date.

4.2.	Compliance with Covenants. The Company shall have performed and complied with all of its covenants, agreements and undertakings set forth herein.

4.3.	Actions Taken; Delivery of Documents. All the actions to be taken by the Company as set forth in Section 3.2 above, shall have been completed to the satisfaction of the Additional Purchaser.

4.4.	Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Joinder shall be satisfactory in substance and form to the Additional Purchaser, and the Additional Purchaser shall have received all such counterpart copies of such documents as the Additional Purchasers may reasonably request.

5.	Conditions to Closing by the Company. The Company’s obligation to consummate the transactions contemplated hereby at the Deferred Closing is subject to the satisfaction and fulfillment, prior to or at the Deferred Closing, of each of the following conditions precedent (any or all of which may be waived, in whole or in part, by the Company, which waiver shall be at the sole discretion of the Company):

5.1.	Accurate Representations and Warranties. The representations and warranties of the Additional Purchaser in this Joinder shall have be true and correct when made and shall be true and correct in all material respects as of the Deferred Closing Date.

5.2.	Compliance with Covenants. The Additional Purchaser shall have performed and complied with all of his covenants, agreements, and undertakings as set forth in this Joinder.

5.3.	Consents. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate the transactions contemplated by this Joinder, including without limitation, third party consents and approvals and corporate approvals including without limitation, in connection with the issuance of any securities upon conversion of the Deferred Closing Notes and the issuance of any securities upon exercise of the Deferred Closing Warrant.

6.	Representations and Warranties of the Company.

The Company hereby represents and warrants to the Additional Purchaser that all representations and warranties set forth in Section 3 of the CNA (as qualified by the Disclosure Schedule and as amended in the Third Amendment and Joinder to CNA) shall have been true when made and shall have been true and correct in all material respects as of the Fifth Closing Date.

7.	Representations and Warranties of the Additional Purchaser

The Additional Purchaser hereby represents and warrants to the Company and acknowledges that the Company is entering into the Joinder in reliance thereon, that all the representations and warranties set forth in Section 4 of the CNA are true and correct in respect of such Additional Purchaser as of the date hereof and shall be true and correct in all material respects as of the Deferred Closing, provided that any reference in Section 4 of the CNA to: (i) the CNA shall also include the Joinder; and (ii) the Closing shall refer for purposes herein to the Deferred Closing.

8.	General

The Joinder together with the CNA constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof and thereof. The provisions of Section 9 of the CNA are incorporated herein by reference with any reference therein to the Agreement applying herein to this Joinder.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Convertible Notes Agreement as of the date herein above set forth.

THE COMPANY:

Motus GI Medical Technologies Ltd.

By:

Name:

Title:

THE ADDITIONAL PURCHASER:

By:

Name:

Title:

EXHIBIT E

Convertible Notes Agreement, As Amended

CONVERTIBLE NOTES Agreement

This Convertible Notes Agreement (this “Agreement”) is made and entered into as of the 9 day of June, 2015, by and among Motus GI Medical Technologies Ltd., a company organized under the laws of the State of Israel, with offices at Keren Hayesod 22 Tirat Carmel, Israel (the “Company”), and the persons and entities identified in Exhibit A attached hereto (each, a ’Purchaser’ and together, the “Purchaser” and each Purchaser and the Company separately, a “Party” and together, the “Parties”).

WHEREAS,	the Company requires additional funds to continue to operate its business; and

WHEREAS,	in considering the terms and conditions of this proposed fundraising the Board of Directors of the Company (the “Board”) consulted the Company’s management and identified and considered many factors, including the Company’s current cash position, the cash requirements for the Company’s future operations and projected cash flows from the Company’s business and the lack of other immediately available funding alternatives, and after careful consideration the Board has concluded that it is in the best interests of the Company and its shareholders to raise funds by means of a convertible loan as proposed; and

WHEREAS,	the Company is interested to sell to the Purchasers, and the Purchasers are willing to purchase from the Company, convertible promissory notes, all under and pursuant to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the representations, warranties, and covenants herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.	Transaction

1.1.	Loan Amount; Sale and Purchase of Notes and Issuance of Warrants. Subject to the terms and conditions of this Agreement, each of the Purchasers will lend to the Company the amount set forth opposite such Purchaser’s name in Exhibit A attached hereto (such Purchaser’s portion, the “Loan Amount”), to be transferred to the Company in four installments as follows:

At the First Closing (as defined below) and subject thereto, each Purchaser shall transfer to the Company the amount set forth next to such Purchaser’s name in the column titled ‘First Installment’ in the table set forth in Exhibit A and the Company will issue, sell, transfer, assign and deliver to each of the Purchasers a convertible note in the form attached hereto as Exhibit B1 (the “First Notes”), to be allocated among the Purchasers in accordance with the column titled ‘First Installment’ in the table set forth in Exhibit A (the “First Installment”). In addition, at the First Closing and subject thereto, the Company will issue to each Purchaser a warrant to purchase such number of Preferred A Shares, par value NIS 0.01 per share, of the Company (the “Preferred A Shares”) as set forth next to such Purchaser’s name in the column titled ‘First Warrant’ in the table set forth in Exhibit A, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit B2 (the “First Warrants”).

At the Second Closing (as defined below) and subject thereto, each Purchaser shall transfer to the Company the amount set forth next to such Purchaser’s name in the column titled “Second Installment” in the table set forth in Exhibit A and the Company will issue, sell, transfer, assign and deliver to each of the Purchasers a convertible note in the form attached hereto as Exhibit C1 (the “Second Notes”), to be allocated among the Purchasers in accordance with the column titled “Second Installment” in the table set forth in Exhibit A (the “Second Installment”). In addition, at the Second Closing and subject thereto, the Company will issue to each Purchaser a warrant to purchase such number of Preferred A Shares as set forth next to such Purchaser’s name in the column titled “Second Warrant” in the table set forth in Exhibit A, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit C2 (the “Second Warrants”).

At the Third Closing (as defined below) and subject thereto, each Purchaser shall transfer to the Company the amount set forth next to such Purchaser’s name in the column titled “Third Installment” in the table set forth in Exhibit A and the Company will issue, sell, transfer, assign and deliver to each of the Purchasers a convertible note in the form attached hereto as Exhibit D1 (the “Third Notes”), to be allocated among the Purchasers in accordance with the column titled “Third Installment” in the table set forth in Exhibit A (the “Third Installment”). In addition, at the Third Closing and subject thereto, the Company will issue to each Purchaser a warrant to purchase such number of Preferred A Shares as set forth next to such Purchaser’s name in the column titled ‘Third Warrant’ in the table set forth in Exhibit A, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit D2 (the “Third Warrants”).

At the Fourth Closing (as defined below) and subject thereto, each Purchaser shall transfer to the Company the amount set forth next to such Purchaser’s name in the column titled “Fourth Installment” in the table set forth in Exhibit A and the Company will issue, sell, transfer, assign and deliver to each of the Purchasers a convertible note in the form attached hereto as Exhibit E1 (the “Fourth Notes”), to be allocated among the Purchasers in accordance with the column titled “Fourth Installment” in the table set forth in Exhibit A (the “Fourth Installment”). In addition, at the Fourth Closing and subject thereto, the Company will issue to each Purchaser a warrant to purchase such number of Preferred A Shares as set forth next to such Purchaser’s name in the column titled “Fourth Warrant” in the table set forth in Exhibit A, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit E2 (the “Fourth Warrants”).

The First Notes, the Second Notes, the Third Notes and the Fourth Notes shall be referred to herein collectively as the “Notes”. The First Warrants, the Second Warrants, the Third Warrants and the Fourth Warrants shall be referred to herein collectively as the “Warrants”.

1.2.	Payment. The Loan Amount will be paid in U.S. Dollars (“US$”) or in the New Israeli Shekels (“NIS”) equivalent. If the Loan Amount is paid in a NIS equivalent, it shall be paid in accordance with the representative rate of exchange of the US$ against the NIS last published by the Bank of Israel immediately prior to the applicable Closing Date

2.	Closings

2.1.	Time and Place of the First Closing. The sale of the First Notes and the issuance of the First Warrants shall take place at a first closing (the “First Closing”) at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani’el Frisch St., Tel Aviv, Israel, on June 9, 2015, or at such later time and place as the Company and the Purchasers shall mutually agree in writing (the “First Closing Date”).

2.2.	Deliveries and Transactions at the First Closing. At the First Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.2.1.	Board Resolutions. Copies of duly executed resolutions of the Board, in the form attached hereto as Exhibit 2.2.1 shall be delivered to the Purchasers, approving, inter alia, the execution, delivery and performance by the Company of this Agreement and all other documents and agreements ancillary to such agreements (collectively, the “Transaction Documents”), to which the Company is a party, and the transactions contemplated hereby and thereby, including the issuance of the Issued Securities (as defined below).

2.2.2.	Shareholders Resolutions. Copies of duly executed resolutions of the Company’s shareholders, in the form attached hereto as Exhibit 2.2.2(a), shall be delivered to the Purchasers, approving, inter alia: (i) the execution, delivery and performance by the Company of the Agreement and the transactions contemplated hereby, including the issuance of the Issued Securities; and (ii) the replacement of the Company’s current Articles of Association with the Third Amended and Restated Articles of Association, substantially in the form attached hereto as Exhibit 2.2.2(c) (the “Amended Articles”).

2.2.3.	Delivery of First Notes. The Company shall deliver to each Purchaser a validly executed Note, in the form of Exhibit B1, reflecting the First Notes purchased by each Purchaser hereunder.

2.2.4.	Delivery of First Warrants. The Company shall deliver to each Purchaser a validly executed Warrant, in the form of Exhibit B2, reflecting the First Warrants of each Purchaser.

2.2.5.	Payment. The Purchasers shall pay to the Company the First Installment, in accordance with Section 1.2 above.

2.3.	Time and Place of the Second Closing. The sale of the Second Notes and the issuance of the Second Warrants shall take place at a second closing (the “Second Closing”) at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani’el Frisch St., Tel Aviv, Israel, within ninety (90) days after the First Closing, or at such other time and place as the Company and the Purchasers shall mutually agree in writing (the “Second Closing Date”).

2.4.	Deliveries and Transactions at the Second Closing. At the Second Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.4.1.	Delivery of Second Notes. The Company shall deliver to each Purchaser a validly executed Note, in the forms of Exhibit C1, reflecting the Second Notes purchased by each Purchaser hereunder.

2.4.2.	Delivery of Second Warrants. The Company shall deliver to each Purchaser a validly executed Warrant, in the form of Exhibit C2, reflecting the Second Warrants of each Purchaser.

2.4.3.	Payment. The Purchasers shall pay to the Company the Second Installment, in accordance with Section 1.2 above.

2.5.	Time and Place of the Third Closing. The sale of the Third Notes and the issuance of the Third Warrants shall take place at a third closing (the “Third Closing”) at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani’el Frisch St., Tel Aviv, Israel, within one hundred and eighty (180) days after the First Closing, or at such other time and place as the Company and the Purchasers shall mutually agree in writing (the “Third Closing Date”).

2.6.	Deliveries and Transactions at the Third Closing. At the Third Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.6.1.	Delivery of Third Notes. The Company shall deliver to each Purchaser a validly executed Note, in the forms of Exhibit D1, reflecting the Third Notes purchased by each Purchaser hereunder.

2.6.2.	Delivery of Third Warrants. The Company shall deliver to each Purchaser a validly executed Warrant, in the form of Exhibit D2, reflecting the Third Warrants of each Purchaser.

2.6.3.	Payment. The Purchasers shall pay to the Company the Third Installment, in accordance with Section 1.2 above.

2.7.	Time and Place of the Fourth Closing.The sale of the Fourth Notes and the Fourth Warrants shall take place at a fourth closing (the “Fourth Closing”) at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani’el Frisch St., Tel Aviv, Israel, at such time and place as the Company and the Purchasers shall mutually agree in writing, but in any event not later than fourteen (14) days after the Board determines that the Company’s cash position requires the infusion of additional funds to continue to operate its business (the “Fourth Closing Date”).

2.8.	Deliveries and Transactions at the Fourth Closing. At the Fourth Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.8.1.	Delivery of Fourth Notes. The Company shall deliver to each Purchaser a validly executed Note, in the forms of Exhibit E1, reflecting the Fourth Notes purchased by each Purchaser hereunder.

2.8.2.	Delivery of Fourth Warrants. The Company shall deliver to each Purchaser a validly executed Warrant, in the form of Exhibit E2, reflecting the Fourth Warrants of each Purchaser.

2.8.3.	Payment. The Purchasers shall pay to the Company the Fourth Installment, in accordance with Section 1.2 above.

3.	Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, that the following representations and warranties are true and correct as of the date hereof and shall be true and correct in all material respects as of the First Closing Date, all except as set forth in a Disclosure Schedule attached hereto as Exhibit 3 (the “Disclosure Schedule”):

3.1.	Organization. The Company is duly organized and validly existing under the laws of the State of Israel, and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as proposed to be conducted.

3.2.	Authorization and Approvals. All corporate action on the part of the Company necessary for the authorization, execution, delivery, and performance of all of the Company’s obligations under this Agreement has been (or will be) taken prior to the First Closing. This Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and legally binding obligations of the Company, legally enforceable against the Company in accordance with its terms. No consent, approval, order, license, permit, action by, or authorization of or designation, declaration, or filing with any governmental authority on the part of the Company is required that has not been, or will not have been, obtained by the Company prior to the First Closing, in connection with the valid execution, delivery and performance of this Agreement.

3.3.	No Conflicts. This Agreement does not contravene any provisions of the Company’s Articles of Association or any applicable law, and, to the knowledge of the Company, any judicial restriction binding on or affecting the Company.

3.4.	Capitalization. The authorized share capital of the Company immediately prior to the First Closing shall consist of NIS 255,000 divided into (i) 12,000,000 Ordinary Shares, par value NIS 0.01 each, of which 4,296,786 are issued and outstanding, and (ii) 13,500,000 Series A Preferred Shares, par value NIS 0.01 each, all of which are issued and outstanding. An accurate capitalization table listing all of the Company’s shares, options, and warrants (or other rights or securities convertible into or exchangeable for shares in the Company (collectively, the “Equity Securities”) and their respective record holders and, to the knowledge of the Company, beneficial owners on a fully diluted basis is set forth in Exhibit 3.4 attached hereto (the “Cap Table”).

3.5.	The Issued Securities. The securities contemplated to be issued by the Company in accordance with this Agreement and any shares issuable upon conversion or exercise thereof, including without limitation, the Notes, the shares issuable upon conversion thereof, the Warrants and the shares issuable upon exercise thereof (collectively, the “Issued Securities”), when issued in accordance with this Agreement (and assuming payment in full therefor), will be duly and validly issued and authorized, fully paid and nonassessable and will have the rights, preferences, privileges, and restrictions set forth in the Company’s Articles of Association as shall be in effect from time to time

3.6.	Litigation. Except as set forth on Exhibit 3.6 attached hereto, no action, proceeding or governmental inquiry or investigation is pending or, to the knowledge of the Company, threatened against the Company or any of its officers, directors, or employees (in their capacity as such), or against any of the Company’s properties, or with regard to the Company’s business or assets, before any court, arbitration board or tribunal or administrative or other governmental agency, nor, to the knowledge of the Company, is there any basis for any of the foregoing nor is there any the Company intends to initiate.

3.7.	Material Liabilities. Except as set forth on Exhibit 3.7 attached hereto, the Company does not have any liability, debt or obligation, which exceeds US$200,000, whether accrued, absolute or contingent or otherwise, including to previous employees or consultants for any reason. The Company has not provided any loans or advances to any person or given a guarantee or created any charge, lien or other encumbrance on any of its assets and/or its un-issued share capital for any obligation of any person.

4.	Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, warrants and represents to the Company as follows:

4.1.	The Purchaser is duly organized, validly existing and in good standing under the laws of jurisdiction of its incorporation or organization. All corporate action on the part of the Purchaser necessary for the authorization, execution, delivery, and performance of all of the Purchaser obligations under the Agreement has been taken. This Agreement, when executed and delivered by or on behalf of the Purchaser, shall constitute the valid and legally binding obligations of the Purchaser, legally enforceable against the Purchaser in accordance with their terms.

4.2.	The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not result in the breach of any term of, or constitute a default under, any contract or agreement to which the Purchaser may be bound. No approval or consent from any person, entity or authority, is required by the Purchaser for the execution, delivery and performance by it of this Agreement that has not been, or will not have been, obtained by the Purchaser on or prior to the First Closing.

4.3.	The Purchaser has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the transactions evidenced by this Agreement, and can bear the economic consequences of its investment for an indefinite period of time. Without derogating from the Purchaser’s right to rely on the representations and warranties of the Company set forth in Section 3 above, the Purchaser acknowledges that it and its advisers and representatives have had an opportunity to ask questions of, and receive answers from the Company and any other person acting on behalf of the Company concerning such investment.

4.4.	The Purchaser understands that the Issued Securities, have not been, and may not be, registered under the Israeli securities law or any other securities regulations by reason of a specific exemption from the registration provisions of such securities regulations.

4.5.	The Purchaser represents and agrees that the Issued Securities, when issued to such Purchaser hereunder, are or will be purchased only for investment purposes, for its own account, and not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.

5.	Conditions to Closing by the Purchasers. The Purchasers obligation to consummate the transactions contemplated hereby at each Closing is subject to the satisfaction and fulfillment, prior to or at the applicable Closing, of each of the following conditions precedent (any or all of which may be waived, in whole or in part, by each of the Purchasers, which waiver shall be at the sole discretion of each Purchaser with respect to itself):

5.1.	Accurate Representations and Warranties. The representations and warranties of the Company in Section 3 of this Agreement shall be true and correct when made and shall be true and correct in all material respects as of the First Closing Date.

5.2.	Compliance with Covenants. The Company shall have performed and complied with all of its covenants, agreements and undertakings set forth herein.

5.3.	Actions Taken; Delivery of Documents. All the actions to be taken by the Company’s shareholders or by the Company as set forth in Section 2.2, 2.4 or 2.6 above, as applicable, above shall have been completed to the satisfaction of the Purchasers.

5.4.	Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart copies of such documents as the Purchasers may reasonably request.

6.	Conditions to Closing by the Company. The Company’s obligation to consummate the transactions contemplated hereby at each Closing is subject to the satisfaction and fulfillment, prior to or at the applicable Closing, of each of the following conditions precedent (any or all of which may be waived, in whole or in part, by the Company, which waiver shall be at the sole discretion of the Company):

6.1.	Accurate Representations and Warranties. The representations and warranties of the Purchasers in this Agreement shall be true and correct when made and shall be true and correct in all material respects as of the applicable Closing Date.

6.2.	Compliance with Covenants. The Purchasers shall have performed and complied with all of their covenants, agreements, and undertakings as set forth in this Agreement.

6.3.	Consents. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate the transactions contemplated by the Transaction Documents, including without limitation, third party consents and approvals, corporate approvals and waivers from shareholders of the Company entitled to preemptive rights, participation rights, anti-dilution rights or any other similar rights in connection with the transactions contemplated by the Transaction Documents, including without limitation, in connection with the issuance of any securities upon conversion of the Notes and the issuance of any securities upon exercise of the Warrants.

7.	Covenants

7.1.	Use of Proceeds. The Company will use the Loan Amounts and any part thereof to finance its activities in accordance with a budget approved and amended from time to time by the Board.

7.2.	OCS Undertaking. To the extent that at any time hereinafter a Purchaser shall hold such number of securities of the Company such that it shall be legally required to sign an undertaking to the OCS, then such Purchaser shall sign such undertaking as may be required by the OCS at such time.

8.	Taxes; Withholding

To the extent required pursuant to applicable law, VAT shall be added by the Company to any payment to be made by the Company pursuant to this Agreement. The Company shall be entitled to deduct and withhold any withholding taxes which the Company determines it is legally required to deduct or withhold from any payment to be made by the Company pursuant to this Agreement.

9.	Miscellaneous

9.1.	Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflict of laws. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court in New York, New York and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court.

9.2.	Successors and Assigns. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred without the prior consent in writing of each party to this Agreement.

9.3.	Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Purchasers upon any breach or default by the other under this Agreement shall impair any such right or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

9.4.	Entire Agreement. This Agreement (together with the schedules and exhibits attached hereto) contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect hereto are merged therein. In the case of any discrepancy between the provisions of this Agreement and the provisions of any other agreement previously entered into by the Company and/or any of the Purchasers, the provisions of this Agreement shall prevail.

9.5.	Amendment. Any term of this Agreement may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Purchasers who are holding 70% or more of the aggregate outstanding principal amount of the Notes.

9.6.	Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

9.7.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

9.8.	Further Actions. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

9.9.	Notices. All notices and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given: (a) in the case of hand delivery to the address shown below, on the next Business Day (as defined below) after delivery; (b) in the case of delivery by an internationally recognized overnight courier to the address set forth below, freight prepaid, on the next Business Day after delivery; (c) in the case of a notice sent by facsimile transmission to the number, and addressed as, set forth below, on the next Business Day after delivery, if facsimile transmission is confirmed; (d) in the case of a notice sent by an email to the email address set forth below, on the next Business Day after delivery. The term “Business Day” means a day on which the banks are open for business in the country of receipt of any notice.

Contact details:

The Company	Motus GI Medical Technologies Ltd.

Keren Hayesod 22

Tirat Carmel, Israel 3902638

Tel:
Fax:
e-mail:

with a copy to (which shall not constitute service of process):

Tel:
Fax:
email:

Purchasers	To the addresses set forth in Exhibit A.

A party may change or supplement the contact details for service of any notice pursuant to this Agreement, or designate additional addresses or facsimile numbers for the purposes of this Section 9.9, by giving the other party written notice of the new contact details in the manner set forth above.

9.10.	Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Convertible Notes Agreement on the date first above written.

Motus GI Medical Technologies Ltd.

By:
Title:

[Purchaser’s Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Convertible Notes Agreement on the date first above written.

Orchestra Medical Ventures II, L.P.	Orchestra MOTUS Co-Investment Partners, LLC

By:	By:
Title:	Title:

Ascent Biomedical Ventures II, L.P.(3)	Ascent Biomedical Ventures Synecor, L.P.

By:	By:
Title:	Title:

Jacobs Investments Company LLC

By:
Title:

[Purchasers’ Signature Page to Convertible Notes Agreement]

Exhibit A

Loan Amount and Notes

Name		Loan Amount		First Installment		Second Installment		Third Installment		Fourth Installment	Address

Orchestra Medical Ventures II, L.P.	US$	1,239,996	US$	309,999	US$	309,999	US$	$ 309,999	US$	309,999
Orchestra MOTUS Co-Investment Partners, LLC	US$	977,511	US$	325,837	US$	325,837	US$	$ 325,837	US$	0
Ascent Biomedical Ventures II, L.P. (3)	US$	1,665,108	US$	416,277	US$	$ 416,277	US$	$ 416,277	US$	$ 416,277
Ascent Biomedical Ventures Synecor, L.P.	US$	831,304	US$	207,826	US$	$ 207,826	US$	207,826	US$	207,826
Jacobs Investments Company LLC	US$	782,032	US$	195,508	US$	195,508	US$	$ 195,508	US$	195,508
Total	US$	5,495,951	US$	1,455,447	US$	1,455,447	US$	1,455,447	US$	1,129,610

Warrants

Name	First Warrants	Second Warrants	Third Warrants	Fourth Warrants	Total Warrants

Orchestra Medical Ventures II, L.P.	102,300	102,300	102,300	102,300	409,200
Orchestra MOTUS Co-Investment Partners, LLC	107,526	107,526	107,526	0	322,578
Ascent Biomedical Ventures II, L.P. (3)	137,371	137,371	137,371	137,371	549,484
Ascent Biomedical Ventures Synecor, L.P.	68,583	68,583	68,583	68,583	274,332
Jacobs Investments Company LLC	64,518	64,518	64,518	64,518	258,072
Total	480,298	480,298	480,298	372,772	1,813,666

EXHIBIT B1

________, 2015

Purchaser: _________________

Principal Amount: US$ _________

CONVERTIBLE

PROMISSORY NOTE

For value received, Motus GI Medical Technologies Ltd., an Israeli company (“Company”) promises to pay to the Purchaser named above (“Holder”), the principal sum stated above (the “Principal Amount”) in accordance with the terms set forth herein, as follows:

1.	Note Part of a Series. This Note is being sold by the Company as part of a series of notes issued pursuant to that certain Convertible Notes Agreement dated as of _______, 2015, by and among the Company and purchasers of such Notes (the “CNA”). The term “Notes” shall mean herein all Notes issued under the CNA.

2.	Interest. Interest shall accrue on the unpaid Principal Amount of this Note from the date of this Note until the actual repayment of all amounts due hereunder, at an annual rate of 10% (ten percent), compounded annually. Interest shall be computed on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable. Upon conversion of the Principal Amount in accordance with the terms hereof, all interest accrued thereon shall be converted together with the Principal Amount or repaid to the Holder in cash, after deduction of all applicable taxes with respect thereto, as shall be determined by the Company, at its sole discretion. The actual amount to be converted in accordance with the Company’s election, as specified in the preceding sentence, shall be hereinafter referred to as the “Conversion Amount.”

3.	Automatic Conversion upon QFR. To the extent not previously converted or repaid according to the terms specified herein, the Conversion Amount shall be automatically converted, immediately prior and subject to the closing of a QFR (as defined below), on the same terms and conditions applicable to the QFR, such that the Holder shall receive the same type of securities issued, and any other rights granted to the investors in such QFR (the “QFR Securities”), under the same terms as if the Holder had participated in the QFR as an investor (including any warrants or any other securities granted to the investors therein), but at a conversion price per share equal to the QFR Conversion Price (as defined below).

It being agreed and acknowledged that (a) the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of QFR Securities issued to the Holder shall be set to be the QFR Conversion Price, and any rights that are attached to the QFR Securities issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual QFR Conversion Price; and (b) in the event that the QFR Securities also comprise of warrants to purchase, or other securities convertible into, shares of the Company (any such preceding convertible security a “Convertible Security”), then (i) upon such conversion, the Holder shall be entitled to receive such number of warrants and/or Convertible Securities of the same class or type that are issued to the investors in the framework of the QFR, in a number which shall be determined using the same warrant and/or Convertible Securities coverage ratio offered to the investors in such QFR, such that the ratio between the shares and the warrants and/or Convertible Securities issued to the Holder shall be equal to the ratio between the shares and the warrants and/or Convertible Securities issued to each investor in such QFR; and (ii) the discount rate reflected in the QFR Conversion Price shall not apply in respect of the exercise price or conversion price (as applicable) of such warrants and/or Convertible Securities.

For example, if the terms of the QFR are as follows:

●	The QFR unit price is US$10.

●	Each unit is comprised of two (2) Ordinary Shares and one (1) warrant to purchase one (1) Ordinary Share.

●	The discount rate reflected in the QFR Conversion Price of the Holder is 10%.

●	The exercise price of the warrants issued in the QFR is US$12.

●	The Conversion Amount of the Holder is US$1,800.

then, in the framework of such QFR, the Holder shall be issued, upon conversion of the Conversion Amount, 200 Ordinary Shares ((US$1,800))/((1-10%)*US$10)) and 100 warrants to purchase 100 Ordinary Shares (100/2), at an exercise price per share of US$12, while an investor, who is not a holder of Notes, and invests in the QFR the same amount (i.e., US$1,800), shall be issued only 180 Ordinary Shares and 90 warrants to purchase 90 Ordinary Shares, at an exercise price per share of US$12.

The term “QFR” means the first financing round consummated by the Company after the date of the Note, through an equity investment (including an initial public offering but excluding the issuance of any convertible notes, or the issuance of shares upon conversion of such notes), either in one transaction or in a series of related transactions, with an aggregate investment amount of not less than US$10,000,000 (Ten Million US Dollars), including the outstanding principal amount of the Notes and all accrued and unpaid interest thereon.

The term “QFR Conversion Price” means a conversion price reflecting a 10% discount on the price paid by the investor(s) for the shares issued in the QFR and if the price in such QFR is fixed per each unit offered in the QFR, the discount shall be applicable to such unit price. Notwithstanding the foregoing, in the event that the QFR in an initial public offering with gross proceeds to the Company of not less than US$25,000,000 (Twenty Five Million US Dollars) (including the outstanding principal amount of the Notes and all accrued and unpaid interest thereon) (the “QIPO”), the QFR Conversion Price shall mean a conversion price reflecting a 50% discount on the price paid for the shares issued in the QIPO and if the price in such QIPO is fixed per each unit offered in the QIPO, the discount shall be applicable to such unit price.

If this Note is converted in accordance with this Section 4, written notice shall be delivered to the Holder of this Note, notifying the Holder of the conversion, specifying the Conversion Amount, the date of such conversion, and the securities issued upon conversion. For the avoidance of doubt, in such event this Note shall be null and void even if not surrendered to the Company.

4.	Automatic Conversion upon M&A Event. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, an M&A Event (as defined below) shall occur, then immediately prior and subject to the closing of such M&A Event, the Conversion Amount shall be automatically converted into Series A Preferred Shares, par value NIS 0.01 per share, of the Company (the “Preferred A Shares”), at a conversion price equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., ________) (the “M&A Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the M&A Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual M&A Conversion Price.

The term “M&A Event” means (i) a merger or consolidation of the Company in which the Company’s shareholders immediately prior to such transaction do not own, directly or indirectly, more than 50% of the share capital of the surviving entity; (ii) the acquisition of more than 50% of the Company’s outstanding share capital by a single unaffiliated person, entity or group ,or by persons or entities acting in concert; (iii) the sale or transfer of all or substantially all of the assets of the Company; or (iv) a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s share capital outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

5.	Voluntary Conversion upon NQFR. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, the Company shall consummate a financial round through an equity investment, either in one transaction or in series of transactions (including an initial public offering but excluding the issuance of any convertible notes or the issuance of shares upon conversion of such notes), which is not a QFR (a “NQFR”), then the holders of Notes reflecting [__]% (___ percent) of the aggregate outstanding principal amount of the Notes (the “Majority Holders”), shall be entitled, no later than fourteen (14) days prior to the closing of such NQFR, to notify the Company in writing of their choice to convert the entire Conversion Amount of the Notes (the “Aggregate Conversion Amount”). In such event the entire Aggregate Conversion Amount shall be converted immediately prior and subject to the closing of the NQFR, on the same terms and conditions specified in Section 3 above (“Automatic Conversion upon a QFR”), mutatis mutandis. The election of the Majority Holders to convert the entire Aggregate Conversion Amount shall be binding on all of the holders of the Notes and each such holder shall be deemed to have elected to convert its respective portion of the Aggregate Conversion Amount in accordance with the terms and conditions specified herein.

6.	Maturity Date. If not converted or repaid according to the terms set forth herein until thirty (30) months from the date of this Note (i.e., ________) (the “Maturity Date”), then at the Maturity Date the Conversion Amount shall be automatically converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., ________) (the “Maturity Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Maturity Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Maturity Conversion Price.

7.	Event of Default. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms hereunder an Event of Default occurs, then the Conversion Amount shall be, at the election of the Holder, at its sole discretion, either: (i) become immediately due and payable to the Holder in cash; or (ii) converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., ________) (the “Default Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Default Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Default Conversion Price.

The term “Event of Default” means (a) dissolution, termination of existence, suspension or discontinuance of business or ceasing to operate as going concern for a period of more than thirty (30) days; (b) the appointment of a receiver, trustee, custodian or similar official, for the Company or any material portion of the property or assets of the Company and the continuation of such appointment without dismissal for a period of thirty (30) days or more; (c) the conveyance of any material portion of the assets of the Company to a trustee, mortgage or liquidating agent or an assignment for the benefit of creditors by the Company which is not dismissed within a period of thirty (30) days; (d) the commencement of any proceeding, whether federal or state, relating to bankruptcy, insolvency, dissolution, reorganization, composition, renegotiations of outstanding indebtedness, arrangement or otherwise to the relief or debtors or the readjustment of indebtedness, by or against the Company, which is not stayed, vacated or released within sixty (60) days of commencement; (e) any material breach by the Company of any covenant or obligation in the Note, CAN or any documents and agreements ancillary thereto (the “Transaction Documents”) which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (f) any material misrepresentation has occurred in the Transaction Documents, which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (g) the Company shall fail to make any required payment of interest, principal or otherwise under the Notes, which is not cured within thirty (30) days following receipt by the Company of a written notice of such failure. The Company undertakes to notify the Holder immediately following occurrence of any of the events detailed in clauses (a) to (g) above.

8.	Conversion; Fractional Interests. Each conversion shall be deemed to have been effected as to this Note (or the specified portion thereof) on the date on which the requirements set forth above in this Note required to be satisfied by the Holder, or the circumstances that are required to exist, have been satisfied as to this Note (or portion thereof), and the person whose name any certificate or certificates for shares shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby. No fractional shares or scrip representing fractional shares shall be issued upon conversion of this Note and the number of shares issued shall be rounded to the nearest whole number.

9.	Payments; Taxes

9.1.	Payments. All payments of interest and of principal shall be in U.S. Dollar (“US$”) or in the New Israeli Shekels (“NIS”) equivalent. If any payment is paid in a NIS equivalent, it shall be paid in accordance with the representative rate of exchange of the U.S.t Dollar against the NIS last published by the Bank of Israel immediately prior to the certain payment date.

9.2.	Taxes on Payments. To the extent required pursuant to applicable law, VAT shall be added by the Company to any payment to be made by the Company pursuant to this Note. The Company shall be entitled to deduct and withhold any withholding taxes which the Company determines it is legally required to deduct or withhold from any payment to be made by the Company pursuant to this Note.

10.	Not a Shareholder. Prior to the conversion of this Note or any portion thereof according to the provisions specified herein, the Holder, in its capacity as an Holder, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, with respect to the Note and the shares issuable upon conversion of the Note.

11.	Miscellaneous

11.1.	Governing Law. This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflict of laws. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court in [_____], and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court.

11.2.	Successors and Assigns. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Note may be assigned or transferred without the prior consent in writing of each party to this Note.

11.3.	Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Holder upon any breach or default by the other under this Note shall impair any such right or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

11.4.	Entire Agreement. This Note, when read together with the CNA, contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect hereto are merged therein. In the case of any discrepancy between the provisions of this Note and the provisions of any other agreement previously entered into by the Company or the Holder, the provisions of this Note and the CNA shall prevail.

11.5.	Amendment. Any term of this Note – as well as of all other Notes - may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders.

11.6.	Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Note.

11.7.	Notices. All notices and other communications made pursuant to this Note shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the CNA.

11.8.	Severability. If any provision of this Note is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Note and the remainder of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Note shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

Motus GI Medical Technologies Ltd.
By:
Name:
Title:

EXHIBIT B2

NEITHER THIS WARRANT CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES ACT, AND THIS WARRANT CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH HEREIN.

Motus GI Medical Technologies Ltd.

Preferred A SHARES warrant Certificate

To purchase

[____] Preferred A Shares (subject to adjustment) of

Motus GI Medical Technologies Ltd. (the “Company”)

at a per share price and subject to the terms detailed below

VOID AFTER 17:00 p.m. Israel Standard Time

on the last day of the Warrant Period (as defined below)

THIS IS TO CERTIFY THAT, [_________] (the “Holder”), is entitled to purchase from the Company, an aggregate of up to [______] (as may be adjusted hereunder) Preferred A Shares of the Company, nominal value NIS 0.01 per share (the “Warrant Shares”), at an aggregate purchase price of US$ [______], reflecting an exercise price per share of US$ 1.00 (the “Exercise Price”), during the Warrant Period.

This Warrant Certificate (this “Warrant”) is issued to the Holder in connection with that certain Convertible Notes Agreement dated _________ by and among the Company and the Purchasers listed on Exhibit A thereto (the “Convertible Notes Agreement”).

1. EXERCISE OF WARRANT

1.1.	Warrant Period. This Warrant may be exercised, subject to the terms and conditions hereof, in whole or in part, at one time or from time to time during the period commencing on __________[the applicable Closing Date] (the “Initial Date”) until the earlier of: (i) seven (7) years thereafter (i.e., _________); and (ii) the closing of an Exit Event (as defined in Section 5 below); provided that such Exit Event is consummated within 180 days from the Exit Event Notice (each of (i) or (ii), the “Expiry Date”). The period between the Initial Date and the Expiry Date shall be referred to hereinafter as the “Warrant Period.”

1.2.	Exercise for Cash. This Warrant may be exercised by presentation and surrender thereof to the Company at its principal office or at such other office or agency as it may designate from time to time, accompanied by:

(a)	A duly executed notice of exercise, in the form attached hereto as Schedule 1.1 (the “Exercise Notice”); and

(b)	Payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares purchased payable in immediately available funds by wire transfer to the Company’s bank account. The Exercise Price will be paid in United States Dollars or the equivalent sum in NIS according to the Bank of Israel exchange rate as published upon the date immediately prior to the exercise date.

1.3.	Exercise on Net Issuance Basis. In lieu of payment to the Company as set forth in Section 1.2 above, the Holder may elect to exercise this Warrant into the number of Warrant Shares calculated pursuant to the formula below, by presentation and surrender thereof to the Company at its principal office or at such other office or agency it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.3 (the “Net Issuance Notice”):

X	=	Y*(A - B)
A

Where:

X =	the number of Warrant Shares to be issued to the Holder;

Y =	the number of Warrant Shares in respect of which the net issuance election is being made;

A =	the Fair Market Value (as defined below) of one Warrant Share; and

B =	the Exercise Price of one Warrant Share.

For purposes of this Section 1.3, the “Fair Market Value” of one Warrant Share as of a particular date (the “Determination Date”) shall be:

(a)	If the net issuance right is exercised in connection with and contingent upon an initial public offering of the Company’s shares (an “IPO”), then the initial “price to public” (i.e., before deduction of discounts, commissions or expenses) specified in the final prospectus or registration statement with respect to such offering.

(b)	If the net issuance right is exercised in connection with and contingent upon an Exit Event that is not an IPO, the price per Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) in such Exit Event.

(c)	If the net issuance right is not exercised in connection with and contingent upon an Exit Event, then as follows:

(i)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are traded on a securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of such shares on such exchange over the fifteen (15) trading days immediately prior to (but not including) the Determination Date;

(ii)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are quoted for trading on an over-the-counter system, the Fair Market Value shall be deemed to be the average of the closing bid prices of such shares over the fifteen (15) trading days immediately prior to (but not including) the Determination Date; and

(iii)	If there is no public market for the Preferred A Shares (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law), the Fair Market Value of the shares shall be determined in good faith by the Board of Directors of the Company.

1.4.	Issuance of Warrant Shares. Upon presentation and surrender of this Warrant, accompanied by (a) the duly executed Exercise Notice and the payment of the applicable Exercise Price for the Warrant Shares being purchased pursuant to Section 1.2 above; or (b) the duly executed Net Issuance Notice pursuant to Section 1.3 above, as the case may be, the Company shall promptly (i) issue to the Holder the Warrant Shares to which the Holder is entitled; and (ii) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise (and the Exercise Price for the Warrant Shares being purchased, if applicable), together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

1.5.	Fractional Shares. No fractions of shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded to the nearest whole number.

1.6.	Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder.

1.7.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of the Warrant Shares upon exercise of this Warrant.

1.8.	Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonable reimbursement of expenses and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2. TAXES

2.1.	The Holder acknowledges that the grant of the Warrant, the issuance of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.	The Company shall pay all of the applicable taxes and other charges payable by the Company in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates in the name of the Holder (such as transfer taxes in respect of the issuance or delivery of Warrant Shares upon exercise of this Warrant), if any, but shall not pay any taxes payable by the Holder by virtue of the holding, issuance, exercise, sale of this Warrant or the Warrant Shares by the Holder.

3. RESERVATION OF SHARES; preservation of rights of holder

3.1.	Reservation of Shares. The Company hereby agrees that, at all times prior to the expiration or exercise of this Warrant, it will maintain and reserve, free from pre-emptive or similar rights, such number of authorized but unissued shares so that this Warrant may be exercised without additional authorization of shares.

3.2.	Preservation of Rights. The Company will not, by amendment of its organizational documents or through reorganization, recapitalization, consolidation, merger, dissolution, transfer of assets, issue or sale of securities or any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, conditions or terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to fulfill the provisions hereof.

4. ADJUSTMENT

4.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise, as follows:

(a)	Bonus Shares. In the event that during the Warrant Period the Company shall distribute a non-cash dividend or shares pursuant to a reclassification of its share capital, to all of the holders of shares of the Company (i.e., bonus shares), then this Warrant shall represent the right to acquire, in addition to the number of Warrant Shares indicated in the caption of this Warrant, the amount of such bonus shares that are distributed to persons holding the class of share capital for which the Warrant is exercisable and/or to receive the stock dividends which are distributed to persons holding the class of share capital for which the Warrant is exercisable, without payment of any additional consideration therefor, to which the Holder would have been entitled had this Warrant been exercised prior to the distribution of the stock dividends or the bonus shares.

(b)	Consolidation and Division. In the event that during the Warrant Period the Company consolidates its share capital into shares of greater par value, or subdivides them into shares of lesser par value, then the number of Warrant Shares to be allotted on exercise of this Warrant after such consolidation or subdivision shall be reduced or increased accordingly, as the case may be, and in each case the Exercise Price shall be adjusted appropriately such that the aggregate consideration hereunder to the Company shall not change.

(c)	Capital Reorganization. In the event that during the Warrant Period a reorganization of the share capital of the Company is effected (other than subdivision, combination or reclassification provided for elsewhere in this Section 4) and the Preferred A Shares are exchanged for other securities of the Company, then, as part of such reorganization, provision shall be made so that the Holder shall be entitled to purchase upon exercise of this Warrant such kind and number of shares or other securities of the Company to which the Holder would have been entitled had this Warrant been exercised without taking into effect such reorganization.

4.2.	Whenever an adjustment is effected hereunder, the Company shall promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.3.	Except as otherwise provided herein, Sections 4.1(a) to 4.1(c) hereof are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect, but there shall be no duplicate adjustments if two separate subsections provide the same protection.

4.4.	Notices of Certain Transactions. In case:

(a)	the Company shall take a record of the holders of its Preferred A Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or

(b)	of the voluntary or involuntary dissolution, liquidation or winding-up of the Company then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the effective date on which such voluntary dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other shares or securities at the time deliverable upon such voluntary dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least seven (7) days prior to the record date or effective date for the event specified in such notice.

5. EXERCISE OF THE WARRANT UPON AN EXIT EVENT

Notwithstanding anything to the contrary in this Warrant, if at any time during the Warrant Period, the Company consummates an Exit Event, or at the discretion of the Board of Directors of the Company, in the event that the Company believes that an Exit Event is likely to be consummated during such period, the Company shall provide written notice of such Exit Event (or, if applicable, an anticipated Exit Event) to the Holder (the “Exit Event Notice”). Within fourteen (14) days after Holder’s receipt of the Exit Event Notice, Holder must notify the Company if it intends to exercise this Warrant pursuant to Section 1.2 or 1.3 of this Warrant, in which case such exercise shall be effective contingent upon and immediately prior to the consummation of the Exit Event. Thereafter, so long as the Company consummates such Exit Event within one hundred and eighty (180) days after Holder’s receipt of the Exit Event Notice (to the extent the Exit Event shall not have occurred prior to the Exit Event Notice), Holder shall have no further rights hereunder and this Warrant shall be automatically terminated if not so exercised. If the Company fails to consummate such Exit Event within such time, then this Warrant shall remain in effect subject to the provisions contained herein

For the purposes hereof, an “Exit Event” shall mean the closing of (i) an initial public offering; (ii) a merger of the Company with or into another corporation, (iii) an acquisition of all or substantially all of the shares of the Company, (iv) the sale or license of all or substantially all of the assets of the Company, any with respect to (ii)-(iv), other than a merger or transaction in which the persons that beneficially owned, directly or indirectly, a majority of the share capital of the Company immediately prior to such merger or transaction, beneficially own, directly or indirectly, a majority of the total shares of capital stock of the surviving or transferee entity.

6. RIGHTS OF THE HOLDER

6.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

6.2.	The Holder acknowledges that the Warrant Shares shall be subject to such rights, privileges, restrictions and limitations as set forth in this Warrant and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company’s shares are not publicly traded.

7. TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the Expiry Date.

8. MISCELLANEOUS

8.1.	Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. Subject to Section 8.8 below, no modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

8.2.	Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable law or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

8.3.	Successors and Assigns; Assignment. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors, and administrators and is otherwise non-transferable without the prior consent of the Company. The Holder represents and warrants to the Company that this Warrant and the Warrant Shares, if and when purchased by the Holder, are for the Holder’s own account and for investment purposes only and not with a view for resale or transfer and that all the rights pertaining to the Warrant or the Warrant Shares, by law or equity, shall be purchased and possessed by the Holder for the Holder exclusively.

8.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.

8.5.	Notices. All notices and other communications made pursuant to this Warrant shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the Convertible Notes Agreement.

8.6.	Severability. If any provision of this Warrant is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Warrant and the remainder of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Warrant shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

8.7.	Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile or electronic signatures of a party shall be binding as evidence of such party’s agreement hereto and acceptance hereof.

8.8.	Amendments. To the extent that any amendment(s) to the Convertible Notes Agreement or the transactions contemplated thereby result in a required amendment to the terms of this Warrant, this Warrant shall be deemed amended to the extent that the amendment(s) to the Convertible Notes Agreement are completed in accordance with the terms thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:	Motus GI Medical Technologies Ltd.

Signature:

Name:

Title:

Schedule 1.2

Exercise Notice

Date: ____________

To: Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to purchase _________ Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.2 of the Warrant, and herewith makes payment of _____________, representing the full Exercise Price for such shares as provided for in such Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

Schedule 1.3

Net Issuance Notice

Date: ____________

To: Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to exercise the Warrant for the purchase of Warrant Shares (as such term is defined in the Warrant), pursuant to the provisions of Section 1.3 of the Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

THIRD AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

MOTUS GI MEDICAL TECHNOLIGIES, LTD.

A PRIVATE COMPANY LIMITED BY SHARES

UNDER THE COMPANIES LAW, 5759-1999

* * * *

1.	Definitions; Interpretation.

1.1	Definitions

In these Articles of Association, the following terms shall have the meaning appearing opposite them, unless another interpretation is expressly stated herein:

“ABV”-	means Ascent Biomedical Ventures II L.P., Ascent Biomedical Ventures Synecor, L.P., and all of their respective limited and general partners, members and any Permitted Transferee and any Permitted Transferee thereof of any of the foregoing;

“ABV Director”-	means the Director appointed by ABV except as otherwise provided for herein in Article 40;

“Affiliates” -	means, with respect to any Person, any other Person, directly or indirectly, through one or more intermediary Persons, controlling, controlled by or under common control with such Person;

“Annual General Meeting”-	means the annual general meeting of the Company’s shareholders (if convened);

“Articles” -	means these Articles of Association, as amended from time to time;

“ATI” -	means Accelerated Technologies, Inc.;

“Board” or -

“Board of Directors” -	means the Board of Directors of the Company;

“Chairman”-	means the Chairman of the Board of Directors as set forth in Article 50 herein;

“Company” -	means Motus GI Medical Technologies, Ltd.;

“Companies Law” -	means the Israeli Companies Law, 5759-1999, as the same shall be amended from time to time;

“Conversion Notice”	has the meaning set forth in Article 5(c).

“Conversion Price”	has the meaning set forth in Article 5(d).

“Deemed Issuance”	Deemed Issuance shall mean the issuance of options to purchase or rights to subscribe to any Additional Shares, or securities by their terms convertible of exchangeable for Additional Shares, or options to purchase or rights to subscribe to such convertible or exchangeable securities, which may be exercised of converted into Additional Shares;

“Director” -	means a member of the Board of Directors;

“Excluded Securities”	has the meaning set forth in Article 5(d)(ii)(G);

“Extraordinary General Meeting(s)” -	has the meaning set forth in Article 25;

“Founder” -	means Boris Shtul Identity number 307247049 and NGT to the extent pertaining to the Ordinary Shares held by NGT;

“General Meeting(s)” -	means either an Annual General Meeting or an Extraordinary General Meeting;

“IPO” -	means the closing of a bona fide initial underwritten offering of the Company’s securities to the public on a recognized exchange (e.g. NASDAQ, AIM), pursuant to a registration statement under the U.S. Securities Act of 1933, as amended, the Israeli Securities Law - 1968, or similar securities laws of another jurisdiction;

“Jacobs” -	means Jacobs Investments LLC and any Permitted Transferee thereof;

“NGT”-	means N.G.T. New Generation Technologies Ltd. and any Permitted Transferee thereof;

“NGT Director(s)”-	means the Director appointed by NGT;

2

“Office Holder” -	means every Director and every officer of the Company, including without limitation, each of the persons defined as “Nosei Misra” in the Companies Law;

“Orchestra” -	means Orchestra Medical Ventures II, Orchestra Medical Ventures II Annex, Orchestra Medical Ventures GP, LLC, Orchestra Motus Co-Investment Partners LLC and all of their respective limited and general partners, members and any Permitted Transferee of any of the foregoing;

“Orchestra Director(s)”-	means the Director(s) appointed by Orchestra except as otherwise provided for herein in Article 40;

“Ordinary Director”-	means the Director appointed by the holders of the majority of the issued and outstanding Ordinary Shares;

“Ordinary Shares” -	means the Company’s Ordinary Shares, nominal value NIS 0.01 each;

“Original Issue Price” -	means, with respect to a Preferred Share, the Price Per Share (subject to adjustment in the event of share splits, share dividends, reclassifications and other like events);

“Permitted Transferee” -	means, with respect to: (A) any shareholder: (i) any member of such shareholder’s immediate family (including, with respect to Boris Shtul, Ms. Alexandra Pevzner I.D 307285841); (ii) any Person Affiliated with such shareholder subject to the approval of the Board which approval shall not be unreasonably withheld; (iii) any fund, or any beneficiary of any trust or any account or arrangement managed by such shareholder or by the general partner or managing entity of such shareholder, or by an affiliate thereof; (iv) any shareholder, member or other equity holder of such shareholder; or (B) with respect to Orchestra or ABV: any member, general partner or any limited partner of Orchestra or ABV, respectively; or (C) with respect to NGT: (i) any affiliate entity of NGT that shall be established pursuant to restructuring and/or reorganization of NGT or any transfer/sale of NGT’s holdings to other entity controlled by NGT’s shareholders pursuant to an assets purchase agreement or a merger; or (ii) NGT’s, employees and consultants (each in this subsection (ii), an “NGT Transferee”), provided that a transfer(s) to such NGT’s Transferee shall be limited to the aggregate amount of 300,000 Ordinary Shares of the Company and that such NGT’s Transferee assumes NGT’s rights and obligations towards the Company and/or its shareholders and is subject to the provisions of these Articles, as applicable;

3

“Person” -	means an individual, corporation, partnership, joint venture, trust, and any other body corporate or unincorporated organization;

“Preferred Shareholder(s)” -	means the holders of the Preferred Shares;

“Preferred Share(s)” -	means the Company’s Series A Preferred Shares, nominal value NIS 0.01 each;

“Price Per Share” -	means, with respect to a Preferred Share, the price actually paid for such Preferred Share upon the issuance thereof;

“Qualified IPO”-	means the Company’s IPO at a price per share which is at least 5 (five) times the Original Issue Price (adjusted for share combinations or splits or other recapitalizations of the Company’s Shares), yielding gross proceeds to the Company of at least US$30,000,000 (Thirty Million US Dollars);

“Register of Shareholders” -	means the register of shareholders that must be maintained pursuant to Section 127 of the Companies Law;

“Series A Director(s)” -	means any of the Orchestra Director(s), the ABV Director and or the NGT director;

“Series A Investors” -	means the purchasers of Series A Preferred Shares under the Series A Share Purchase Agreement;

“Series A SPA” –	means the Series A Share Purchase Agreement dated September 15, 2011 entered into between the Company and each of the purchasers of Series A Preferred Shares thereunder; and

“Year” and “Month” -	a Gregorian month or year.

1.2	Interpretation

(a) Any capitalized term used but not otherwise defined in these Articles shall have the meaning ascribed to it in the Companies Law.

(b) Words and expressions importing the singular shall include the plural and vice versa; words and expressions importing the masculine gender shall include the feminine gender; and words and expressions importing persons shall include bodies corporate.

(c) The captions used in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction of any portion hereof.

(d) Any use, reference or application of the terms “conversion”, “convert”, “convertible” or “converting” of Preferred Shares as detailed in these Articles shall be deemed to include conversion by way of reclassification to the extent reasonably applicable in the context.

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(e) For the purposes of these Articles the phrase “on an as-converted basis” means that with respect to any given right in question, and for any calculation of shareholding in the Company, Preferred Shares shall be calculated as, and shall have the effect of, such number of Ordinary Shares into which such Preferred Shares are convertible at that time.

(f) All shares held (beneficially or of record), at the time of applicable calculation, by shareholders who are Permitted Transferees (including Affiliates) of each other, shall be aggregated together for the purpose of determining the availability to such holders of any rights under these Articles, and such rights – to the extent they are determined to be available at such time - may be exercised (up to the maximum extent so determined to be available in the aggregate to all such shareholders) by any, some or all of such shareholders who are Permitted Transferees (including Affiliates) of each other.

(g) In the event of a conflict between by English version of these Articles and the Hebrew version thereof, the English version shall govern.

2.	Private Company; Objects of the Company

2.1 The Company is a private company, and accordingly:

(a)	The Company may not offer its securities to the public.

(b)	The right to transfer shares of the Company is restricted as provided in these Articles.

2.2 The number of shareholders of the Company at any time (other than employees or former employees of the Company who continue to be shareholders of the Company) shall not exceed 50; provided, however, that if two or more individuals hold a share or shares of the Company jointly, they shall be deemed to be one shareholder for purposes of this Article.

2.3 The objects of the Company shall be to engage in any lawful activity.

2.4 The Company may contribute reasonable amounts for any suitable purpose or categories of purposes even if such contributions do not fall within business considerations of the Company. The Board of Directors may determine the amounts of the contributions, the purpose or categories of purposes for which the contribution is to be made, and the identity of the recipient of any contribution.

3. Limitation of Liability. The liability of the shareholders is limited to the payment of the nominal value of the shares in the Company held thereby, and which remains unpaid, and only to that amount. If the Company’s share capital shall at any time include shares without a nominal value, the liability of the holders of such shares shall be limited to the payment of up to NIS 0.01 for each such share held thereby, and which remains unpaid, and only to that amount.

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SHARE CAPITAL

4. Share Capital

4.1 The authorized share capital of the Company is five hundred seventy two thousand New Israeli Shekels (NIS 572,000) divided into thirty four million (34,000,000) Ordinary Shares, of nominal value NIS 0.01 each, and twenty three million two hundred thousand (23,200,000) Series A Preferred Shares, of nominal value NIS 0.01 each.

4.2 The Preferred Shareholders shall have the rights, preference, privileges and restrictions granted to and imposed on the Preferred Shares as may be specifically indicated in these Articles and/or as the context may reasonably require. The Ordinary Shares shall have the rights and restrictions granted to and imposed on the same as set forth in these Articles.

4.3 The holders of Ordinary Shares are each entitled to receive notices of, and to attend, General Meetings of the shareholders of the Company, and for each share held, to one vote at such meetings for all purposes, and, subject to Article 54 hereof, to share in such dividends as may be declared in accordance with these Articles out of funds legally available therefore, and, subject to Articles 73 and 74 hereof, upon liquidation or dissolution, to share in the assets of the Company legally available for distribution to the shareholders after payment of all debts and other liabilities of the Company.

5. The Preferred Shares

The Preferred Shares confer on the holders thereof all rights accruing to holders of Ordinary Shares in the Company, and in addition, bear the following rights:

(a) Subject to any provisions hereof conferring special rights as to voting, or restricting the right to vote, every holder of Preferred Shares shall have one vote for each Ordinary Share into which the Preferred Shares held by him of record could be converted (as provided in this Article), on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means. The Preferred Shareholder shall be entitled to vote, together with the holders of Ordinary Shares. Except as provided otherwise in these Articles or as otherwise provided by law, the Preferred Shareholders shall vote together with the holders of the Ordinary Shares as a single class (on an as-converted basis).

(b) Each Preferred Share shall be initially convertible at the option of the holder thereof, at any time after the date of issuance of such share, at the registered office of the Company (“Office”), into such number of fully paid and non-assessable Ordinary Shares as is determined by dividing the applicable Original Issue Price by the applicable Conversion Price and subject to adjustment under Article 5(d)) at the time in effect for such share. Furthermore, each Preferred Share shall be converted into such number of fully paid and non-assessable Ordinary Shares as is determined by dividing the applicable Original Issue Price by the applicable Conversion Price and subject to adjustment under Article 5(d)) at the time in effect for such share immediately prior to the closing of a Qualified IPO.

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(c) Before any holder of Preferred Shares shall be entitled (in the case of a conversion at such holder’s option) to convert the same into Ordinary Shares, he/she/it shall surrender the certificate or certificates therefor, duly endorsed, at the Office, and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names of any nominee for such holder in which the certificate or certificates for Ordinary Shares are to be issued. In the event that any Preferred Shareholder holding conversion rights pursuant to Article 5 elects to convert any of its Preferred Shares into Ordinary Shares such shareholder shall surrender the certificate or certificates representing such shares, to the Office, and shall give written notice to the Company at its Office, accompanied with a detailed written explanation as to how many Preferred Shares the Preferred Shareholder wishes to reclassify (“Conversion Notice”). Within a reasonable time after the receipt of the Conversion Notice by the Company, the Company shall seek any shareholders’ resolutions necessary to effectuate any such conversion by reclassification (if any). If no shareholders resolutions are required to give effect to such reclassification, such reclassification shall be deemed to have been effected immediately prior to the close of business on the date on which the Company received the Conversion Notice, or such later date as may be detailed in the Conversion Notice. However, if such reclassification requires an additional shareholders resolution(s), then in such event, such reclassification shall be deemed to have been effected immediately upon the adoption of the said resolution(s) or such later date as may be detailed in the Conversion Notice. The Company shall, as soon as practicable after the conversion by reclassification and tender of the certificate for the shares converted by reclassification, against the receipt of the original share certificate, issue and deliver a certificate or certificates for the number of Ordinary Shares to which such shareholder shall be entitled as a result of the aforesaid and shall indicate the same in the Register of Shareholders. If the conversion is in connection with a an IPO, then the conversion shall be deemed to have taken place automatically upon the reclassification of Preferred Shares into Ordinary Shares regardless of whether the certificates representing such shares have been tendered to the Company, but from and after such conversion any such certificates not tendered to the Company shall be deemed to evidence solely the Ordinary Shares received upon such conversion and the right to receive a certificate for such Ordinary Shares. If the conversion is in connection with a an IPO, the conversion may, at the option of any holder tendering Preferred Shares for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Ordinary Shares issuable upon such conversion of the Preferred Shares shall not be deemed to have converted such Preferred Shares until immediately prior to the closing of such offer of securities. The Company shall, as soon as practicable after the conversion and tender of the certificate for the Preferred Shares converted, issue and deliver at such office to such holder of Preferred Shares or to the nominee or nominees of such holder of Preferred Shares, a certificate or certificates for the number of Ordinary Shares to which such holder shall be entitled as aforesaid. In the event that at any time the Company receives a Conversion Notice or in the event of a Qualified IPO or any other conversion by reclassification contemplated in Article 5, each shareholder shall execute any document and/or resolution requested by the Company reasonably necessary in order to give effect to the reclassification privileges as set forth in Article 5.

(d) The initial conversion price for the Preferred Shares shall be the Original Issue Price (subject to any adjustments under this Article 5(d)) (the “Conversion Price”). The Conversion Price shall be adjusted from time to time as follows:

(i) (A) Upon each issuance (or Deemed Issuance, as defined above) by the Company of any Additional Shares (as defined below) at a price per share less than the applicable Conversion Price then in effect, except for an issuance described in Article 5(d)(iv) below, such Conversion Price will be reduced, for no additional consideration, in accordance with a weighted average anti-dilution formula, to a price (calculated to the nearest cent) determined by the following formula :

CP2 = CP1 * (A+B) / (A+C)

CP2	=	New Series A Conversion Price following the issuance of Additional Shares

CP1	=	Series A Conversion Price in effect immediately prior to the new issuance of Additional Shares

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A	=	Number of Ordinary Shares deemed to be outstanding immediately prior to new issue of Additional Shares on an as converted basis, treating for this purpose as outstanding all Ordinary Shares issuable upon conversion of all issued Preferred Shares and all Ordinary Shares issuable upon conversion or exercise of any other then currently outstanding convertible securities, warrants or options, but such number of Ordinary Shares shall not include any convertible securities converting into the then applicable Additional Shares.

B	=	Aggregate consideration received by the Company with respect to the new issue of Additional Shares divided by CP1. (i.e. Aggregate consideration / CP1)

C	=	Number of Additional Shares issued

(B) No adjustments to the Conversion Price shall be made in an amount less than one agura (NIS 0.01) per share. No adjustment to the Conversion Price shall be made if it has the effect of increasing the Conversion Price beyond the applicable Conversion Price immediately prior to such adjustment.

(C) The consideration for the issuance of Additional Shares in the case of the issuance of Additional Shares for cash shall be deemed to be the amount of cash received therefor. In the case of the issuance of the Additional Shares for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors in good-faith. In the case of a Deemed Issuance of Additional Shares, the consideration for the Additional Shares shall be deemed to be the aggregate consideration received by the Company on the issuance of the securities themselves, taken together with any additional consideration (if any) to be paid to the Company on the exercise or conversion of the securities.

(D) In the case of the issuance of options to purchase or rights to subscribe for Ordinary Shares, or securities by their terms convertible into or exchangeable for Ordinary Shares or options to purchase or rights to subscribe for such convertible or exchangeable securities, the aggregate maximum number of Ordinary Shares deliverable upon exercise (assuming the satisfaction of any conditions to exercise, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Ordinary Shares, or upon the exchange or conversion of such security, shall be deemed to be Additional Shares issued at the time of the issuance of such options, rights or securities, at a consideration equal to the consideration (determined in the manner provided in Sub-article (d)(i)(C)), received by the Company upon the issuance of such options, rights or securities plus any additional consideration payable to the Company pursuant to the term of such options, rights or securities (without taking into account potential anti-dilution adjustments) for the Ordinary Shares covered thereby; provided, however, that if any options as to which an adjustment to the Conversion Price has been made pursuant to this Article 4(d)(i)(D) expire without having been exercised, then the Conversion Price shall be readjusted as if such options had not been issued (without any effect, however, on adjustments to the Conversion Price as a result of other events described in this Article).

(E) For purpose of Sub-article (d)(i) hereof, the consideration for any Additional Shares shall be taken into account at the U.S. Dollar equivalent thereof, on the day such Additional Shares are issued or deemed to be issued pursuant to Sub-article (d)(i)(D).

(ii) “Additional Shares” shall mean any Ordinary Shares issued, or deemed to have been issued pursuant to Subarticle (d)(i)(D), by the Company other than:

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(A) Ordinary Shares or Preferred Shares issued or issuable upon a pro-rata share split, share dividend, or any subdivision of Ordinary Shares pursuant to a transaction described in Subarticles (d)(iii) or (d)(iv) hereof.

(B) Ordinary Shares (or options to purchase such Ordinary Shares) issued or issuable to employees, directors, consultants of the Company or other persons (including without limitation, corporate entities) pursuant to any option plan approved by the Board of Directors including an Orchestra Director and an ABV Director.

(C) Securities issuable upon conversion of any of the Preferred Shares, or as a dividend or distribution on the Preferred Shares.

(D) Securities issued upon the conversion of any debenture, warrant, option, or other convertible security (the issuance of which did not cause an adjustment hereunder).

(E) Any Ordinary Shares issuable to ATI pursuant to the Consulting Services Agreement between the Company and ATI dated September 15, 2011.

(F) Preferred Shares issuable in the Second Milestone Closing, Third Milestone Closing or Final Milestone Closing of the Series A SPA (as such terms are defined therein), including any shares issuable pursuant to any acceleration of any of the aforementioned closings, or pursuant to Section 2.2.6 of the Series A SPA, or Ordinary Share issued to or reclassified into Ordinary Shares for a Defaulting Purchaser under the Series A SPA.

(G) Securities issued by the Company in connection with an IPO or a Qualified IPO.

(I) Securities constituting not more than 5% of Ordinary Shares, calculated on a fully diluted as converted basis, to a strategic investor (as determined as such by the Board including an Orchestra Director and an ABV Director).

sub-Articles 5 (d)(ii) (A)-(G) inclusive, collectively referred to as “Excluded Securities”.

(iii) If the Company subdivides or combines its Ordinary Shares, the Conversion Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Company fixes a record date for the purpose of so subdividing, as at such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination, or, if the Company fixes a record date for the purpose of so combining, as at such record date, whichever is earlier.

(iv) If the Company at any time pays a dividend, with respect to its Ordinary Shares only, payable in additional shares of Ordinary Shares or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Ordinary Shares, without any comparable payment or distribution to the holders of Preferred Shares (hereinafter referred to as “Ordinary Shares Equivalents”), then the Conversion Price shall be adjusted as at the date the Company fixes as a record date for the purpose of receiving such dividend (or if no such record date is fixed, as at the date of such payment) to that price determined by multiplying the applicable Conversion Price in effect immediately prior to such record date (or if no record date is fixed then immediately prior to such payment) by a fraction (a) the numerator of which shall be the total number of Ordinary Shares outstanding and those issuable with respect to Ordinary Shares Equivalents prior to the payment of such dividend, and (b) the denominator of which shall be the total number of shares of Ordinary Shares outstanding and those issuable with respect to such Ordinary Shares Equivalents immediately after the payment of such dividend (plus, in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with such dividend).

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(e) In the event the Company declares a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Subarticle (d)(iv) other than as part of a Deemed Liquidation, then, in each such case, the holders of the Preferred Shares shall be entitled to receive a proportionate share of any such distribution, in respect of their holdings on an as-converted basis as of the record date for such distribution.

(f) If at any time or from time to time there shall be a recapitalization of the Ordinary Shares (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Article 5), provision shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of Ordinary Shares or other securities or property of the Company or otherwise, to which a holder of Ordinary Shares deliverable upon conversion of the Preferred Shares would have been entitled immediately prior to such recapitalization. In any such case, appropriate adjustments shall be made in the application of the provisions of this Article 5 with respect to the rights of the holders of the Preferred Shares after the recapitalization to the end that the provisions of this Article 5 (including adjustments of the Conversion Price then in effect and the number of shares issuable upon conversion of the Preferred Shares) shall be applicable after that event as nearly equivalent as may be practicable.

(g) The Company will not, by amendment of these Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder in this Article 5 by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article 5 and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Shares against impairment.

(h) No fractional shares shall be issued upon conversion of the Preferred Shares, and the number of shares of Ordinary Shares to be issued shall be rounded to the nearest whole share.

(i) Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article 5, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Shares a certificate setting forth each adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment or readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Ordinary Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Preferred Share.

(j) [RESERVED]

(k) The Company shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares, solely for the purpose of effecting the conversion of the Preferred Shares, such number of its Ordinary Shares as shall from time to time be sufficient to effect the conversion of all issued and outstanding Preferred Shares; and if at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, in addition to such other remedies as shall be available to the holders of such Preferred Shares, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Ordinary Share capital to such number of shares as shall be sufficient for such purposes.

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(l) Notwithstanding any of the aforesaid, in the event that a Purchaser (as defined in the Series A SPA) is a Defaulting Purchaser (as defined in the Series A SPA), any Preferred Shares which have already been issued to such Defaulting Purchaser hereunder, shall be immediately and automatically converted and/or reclassified into an equal number of Ordinary Shares on a non-preferential basis, and each of the shareholders irrevocably undertakes to pass any resolution required to give effect to such conversion and/or reclassification and to take any such actions as may be required to effect such conversion and/or reclassification.

6. Increase of Share Capital

(a) Subject to and in accordance with Article 75, the Company may, from time to time, by resolution of its shareholders, whether or not all the shares then authorized have been issued, and whether or not all the shares issued have been called up for payment, increase its authorized share capital. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, with such rights and preferences and subject to such restrictions, as such resolution shall provide.

(b) Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increased as aforesaid shall be subject to all the provisions of these Articles which are applicable to shares included in the existing share capital, without regard to class (and, if such new shares are of the same class as a class of shares included in the existing share capital, to all of the provisions that are applicable to shares of such class included in the existing share capital).

7. Special Rights; Modification of Rights

(a) Subject to and in accordance with Article 75, and without prejudice to any special rights previously conferred upon the holders of existing shares in the Company the Company may, from time to time, by resolution of the holders of a majority of its shares provide for shares with such preferred or deferred rights or rights of redemption or other special rights or restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in such resolution.

(b) If at any time the share capital is divided into different classes of shares, the rights, preferences, privileges or powers of, or the restrictions attached to any class, subject to Article 75 and unless otherwise provided by these Articles, may be modified or abrogated by the Company by resolution of its shareholders, subject to the consent in writing, or vote at a separate meeting, of the holders of at least 50% of the issued shares of such class.

(c) The provisions of these Articles relating to General Meetings shall, mutatis mutandis, apply to any separate General Meeting of the holders of the shares of a particular class; provided, however, that the requisite quorum at any such separate General Meeting shall be one or more shareholders present in person or by proxy and holding at least 50% of the issued shares of such class.

(d) Unless otherwise provided for in these Articles, the enlargement of an authorized class of shares, or the issuance of additional shares of such a class out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 7 to modify or abrogate the rights, preferences, privileges or powers of, or the restrictions attached to previously issued shares of such class or of any other class;

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(e) Any right or limitation provided for the express benefit of a specifically named shareholder may not be amended or waived without the prior written consent of such shareholder.

8. Consolidation, Subdivision, Cancellation and Reduction of Share Capital

(a) The Company may, from time to time, by a resolution by the holders of at least 50% of the voting power of the Company calculated on as converted basis (subject, however, to the provisions of Article 7(b) and 75 of these Articles and to applicable law):

(i) consolidate and divide all or any part of its issued or unissued authorized share capital into shares of a per share nominal value that is greater than the per share nominal value of its existing shares;

(ii) subdivide its shares (issued or unissued) or any of them into shares of lesser nominal value than is fixed by these Articles;

(iii) cancel any shares that, at the date of the adoption of such resolution, have not been purchased or subscribed for; or

(iv) reduce its share capital in any manner, and with and subject to any incident authorized, and consent required, by law.

(b) With respect to any consolidation of issued shares into shares of a greater nominal value per share, and with respect to any other action that may result in fractional shares, the Board of Directors may, subject to these Articles, settle any dispute that may arise with regard thereto as it deems fit, and in connection with any such consolidation or other action that may result in fractional shares may, subject to Article 75, without limitation:

(i) determine, as to any holder of shares so consolidated, which issued shares shall be consolidated into a share of a greater nominal value per share;

(ii) allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings; or

(iii) redeem, in the case of redeemable preference shares and subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings.

SHARES

9. Issuance of Share Certificates: Replacement Certificates

(a) Share certificates shall bear the signature (or facsimile thereof) of one Director or of any other person or persons authorized by the Board of Directors.

(b) Each shareholder shall be entitled to one numbered certificate for all the shares of any class registered in his name, and if the Board of Directors so approves, to several certificates, each for one or more of such shares.

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(c) A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register of Shareholders in respect of such co-ownership.

(d) A share certificate that has been defaced, lost or destroyed may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors in its discretion deems fit.

10. Registered Holder

Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

11. Allotment of Shares; Preemptive Rights.

(a) Subject to the provisions of Articles 11(b) and 75, the shares shall be under the control of the Board of Directors, who shall have the power to allot, issue or otherwise dispose of shares to such persons, at such times, on such terms and conditions (including, inter alia, terms relating to calls as set forth in Article 13 hereof), and either at par value, at a premium or, subject to the provisions of the Companies Law, at a discount or with payment of commission, all as the Board of Directors deems fit; and, the Board of Directors shall also have the power to give any person the option to acquire from the Company any shares, either at nominal value, at a premium or, subject to the provisions of the Companies Law, at a discount or with payment of commission, for such period and for such consideration as the Board of Directors deems fit.

(b) Until an IPO or a Deemed Liquidation, each Shareholder holding not less than 2% of the Ordinary Shares of the Company (on an as-converted basis) (the “Preemptive Purchaser(s)” and the “Minimum Holdings”, respectively) shall have pre-emptive rights to purchase, pro-rata, all (or any part) of New Securities (as defined below) that the Company may, from time to time, propose to sell and issue. Each Preemptive Purchaser’s pro rata share shall be the ratio of the number of shares of the Ordinary Shares of the Company (on an as-converted basis) then held by such Preemptive Purchaser as of the date of the Rights Notice (as defined in Article 11(b)(ii)), to the sum of the total number of Ordinary Shares (on an as-converted basis) issued and outstanding as of such date.

(i) “New Securities” shall mean any Ordinary Shares or preferred shares of any kind of the Company, whether now or hereafter authorized, and rights, options, or warrants to purchase said Ordinary Shares or preferred shares, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Ordinary Shares or preferred shares; provided, however, that “New Securities” shall not include (i) Excluded Securities; or (ii) securities issued in an IPO or in connection with the acquisition of another corporation, business entity or line of business of another business entity by the Company by merger, consolidation, purchase of all or substantially all of the assets, or other reorganization as a result of which the Company owns not less than fifty percent (50%) of the voting power of such corporation; or (iii) Preferred Shares reclassified into Ordinary Shares pursuant to Section 8 of the Series A SPA;

(ii) If the Company proposes to issue New Securities, it shall give each Preemptive Purchaser written notice to its registered address (the “Rights Notice”) of its intention, describing the New Securities, the price, the general terms upon which the Company proposes to issue them, and the number of shares that each Preemptive Purchaser has the right to purchase under this Article 11(b). Each Preemptive Purchaser shall have seven (7) days from delivery of the Rights Notice to agree to purchase all or any part of its pro-rata share of such New Securities. Additionally, only the Preferred Shareholders shall have seven (7) days from delivery of the Rights Notice to agree to purchase all or any part of the pro-rata share of any other Preemptive Purchaser entitled to such rights to the extent that such Preemptive Purchaser does not elect to purchase its pro-rata share, in each case for the price and upon the general terms specified in the Rights Notice, by giving written notice to the Company setting forth the quantity of New Securities to be purchased. If a Preemptive Purchaser does not respond to a Rights Notice within the aforesaid seven (7) day period, it shall be deemed to have waived its preemptive rights in full in connection with the issuance of the New Securities that are covered by such Rights Notice. If a Preferred Shareholder elects to purchase its full pro-rata shares and also elects to purchase additional shares such that the Preemptive Purchasers in the aggregate have elected to purchase more than 100% of the New Securities, such New Securities shall be issued to such Preferred Shareholder in accordance with its pro-rata share amongst the shares then held by all Preferred Shareholders.

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(iii) To the extent that the Preemptive Purchasers fail to exercise in full their preemptive rights within the period or periods specified in Article 11(b)(ii), the Company shall have one hundred and twenty (120) days after delivery of the Rights Notice to sell the unsold portion of the New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company’s notice. If the Company has not sold the New Securities within said one hundred and twenty (120) day period the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Preemptive Purchasers in the manner provided above.

(iv) Notwithstanding any of the aforesaid, in the event that the implementation of the provisions of this Article 11 may require, in the opinion of the Board of Directors, the publication of a prospectus under the Israeli Securities Law, as a result of the number of Shareholders who are entitled to receive a Rights Notice, then the pre-emptive right pursuant to this Article 11 shall be in effect only in respect of such number of Shareholders which shall not require the preparation of a prospectus (in accordance with the Israeli Securities Law), and the Preemptive Purchasers who are entitled to purchase the largest pro rata portion of the New Securities (as determined pursuant to Article 11(b) above) among all those Shareholders that are entitled to the pre-emptive right hereunder.

12. Payment in Installments

If, pursuant to the terms of allotment or issuance of any share, all or any portion of the price thereof shall be payable in installments, every such installment shall be paid to the Company on the due date thereof by the then registered holder(s) of the share or the person(s) then entitled thereto.

13. Calls on Shares

(a) The Board of Directors may, from time to time, as it in its discretion deems fit, make calls for payment upon shareholders in respect of any sum that has not been paid up in respect of shares held by such shareholders and which is not, pursuant to the terms of allotment or issuance of such shares or otherwise, payable at a fixed time. Each shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the Company at the time(s) and place(s) designated by the Board of Directors, as any such time(s) may subsequently be extended or place(s) changed. Unless otherwise stipulated in the resolution of the Board of Directors (and in the notice referred to below), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all the shares of the shareholder making payment in respect of which such call was made.

(b) Notice of any call for payment by a shareholder shall be given in writing to such shareholder not less than fourteen (14) days prior to the time of payment fixed in such notice, and shall specify the time and place of payment, and the person to whom such payment is to be made. Prior to the time for any such payment fixed in a notice of a call given to a shareholder, the Board of Directors may in its absolute discretion, by notice in writing to such shareholder, revoke such call in whole or in part, extend the time fixed for payment of such call or designate a different place of payment or person to whom payment is to be made. In the event of a call payable in installments, only one notice thereof need be given.

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(c) If pursuant to the terms of allotment or issuance of a share, or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with sub-articles (a) and (b) of this Article 13, and the provisions of these Articles with regard to calls (and the nonpayment thereof) shall be applicable to such amount (and the non-payment thereof).

(d) Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

(e) Any amount called for payment that is not paid when due shall bear interest from the date fixed for payment until actual payment, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel) and shall be payable at such time(s) as the Board of Directors may prescribe.

(f) Upon the allotment of shares, the Board of Directors may provide for differences among the allottees of such shares as to the amounts and times for payment and of calls for payment in respect of such shares.

14. Prepayment

With the consent of the Board of Directors any shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board of Directors may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board of Directors. The Board of Directors may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 14 shall derogate from the right of the Board of Directors to make any call for payment before or after receipt by the Company of any such advance.

15. Forfeiture and Surrender

(a) If any shareholder fails to pay an amount payable by virtue of a call, or interest thereon as provided for in accordance with these Articles, on or before the day fixed for payment of the same, the Board of Directors may at any time after the day fixed for such payment, so long as such amount or any portion thereof remains unpaid, forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including, without limitation, attorneys’ fees and costs of legal proceedings, shall be added to, and shall for all purposes (including the accrual of interest thereon) constitute a part of the amount payable to the Company in respect of such call.

(b) Upon the adoption of a resolution as to the forfeiture of a shareholder’s share, the Board of Directors shall cause notice thereof to be given to such shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than fourteen (14) days after the date such notice is given and which may be extended by the Board of Directors), such shares shall ipso facto be forfeited; provided, however, that prior to such date the Board of Directors may nullify such resolution of forfeiture, but no such nullification shall stop the Board of Directors from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

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(c) Without derogating from Articles 56 and 61 of these Articles, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid shall be deemed to have been forfeited at the same time.

(d) The Company, by resolution of the Board of Directors, may accept the voluntary surrender of any share.

(e) Any share forfeited or surrendered as provided herein shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board of Directors deems fit.

(f) Any shareholder whose shares have been forfeited or surrendered shall cease to be a shareholder in respect of the forfeited or surrendered shares, but shall nonetheless be liable to pay and shall promptly pay, to the Company all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment at the rate prescribed in Article 13(e) above, and the Board of Directors, in its discretion, may enforce the payment of such moneys or any part thereof. In the event of such forfeiture or surrender, the Company, by resolution of the Board of Directors, may accelerate the date(s) of payment of any or all amounts then owed to the Company by the shareholder in question (but not yet due) in respect of all shares owned by such shareholder, solely or jointly with another.

(g) The Board of Directors may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall stop the Board of Directors from re-exercising its powers of forfeiture pursuant to this Article 15.

16. Lien

(a) Except to the extent that the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his debts, liabilities and obligations to the Company arising from any amount payable by such shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or obligation has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of any lien existing on such shares immediately prior to such transfer.

(b) The Board of Directors may cause the Company to sell a share subject to such a lien when the debt, liability or obligation giving rise to such lien has matured, in such manner as the Board of Directors deems fit, but no such sale shall be made unless such debt, liability or obligation has not been satisfied within fourteen (14) days after written notice of the intention to sell shall have been served on such shareholder, his executors or administrators.

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(c) The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or obligations of such shareholder in respect of such share, and any residue shall be paid to the shareholder, his executors, administrators or assigns.

17. Sale After Forfeiture or Surrender or in Enforcement of Lien

Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board of Directors may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser’s name to be entered in the Register of Shareholders in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings or to the application of the proceeds of such sale, and after his name has been entered in the Register of Shareholders in respect of such share, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

18. Redeemable Shares.

The Company may, subject to applicable law and Article 74, issue redeemable shares and redeem the same.

TRANSFER OF SHARES

19. Prohibited Transfers; Rights of First Refusal; and Permitted Transfers.

(a) Prohibited Transfers

(i) The Ordinary Shares of employees of the Company shall not be transferable for so long as they are employed by the Company.

(ii) Until the earlier of an (a) an IPO (b) a Deemed Liquidation, (c) 36 months from the date of the Initial Closing (as defined in the Series A SPA) and (d) the Third Milestone Closing Date (as such term is defined in the Series A SPA), the Ordinary Shares held by NGT and/or Boris Shtul (only after he is no longer employed by the Company) shall be transferable (subject to the rights of first refusal set out herein) only with the prior written consent of Orchestra and ABV, provided however, that Orchestra and/or ABV shall only have the right to reject such transferee(s) on reasonable grounds. After the Third Milestone Closing Date such shares shall be transferable subject to the rights of first refusal set out below.

(iii) Legend. Each certificate representing shares of the Holders shall be endorsed with the following legend:

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF ASSOCIATION OF THE COMPANY. COPIES OF SUCH ARTICLES MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(b)	Rights of First Refusal.

Until an IPO or a Deemed Liquidation Event (as defined in Article 74), except for: (i) transfers and/or dispositions to Permitted Transferees, or (ii) disposition as of the result of a realization of a pledge of ordinary shares held by NGT in favor of the State of Israel or the Office of the Chief Scientist (up to an aggregate amount of 1,350,000 ordinary shares), any transfer of shares by any shareholder shall be subject to the following:

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(i) Each holder of Ordinary Share and/or Preferred Shares proposing to transfer all or any of its shares, pursuant to the terms of a bona fide offer received from any person or entity, except to a Permitted Transferee (the “Offeror”) shall first request the Company, by written notice (which shall contain all the information necessary to enable the Company to do so), to offer such shares (for purposes of this Article 19(b), the “Offered Shares”), on the terms of the proposed transfer, to the Preferred Shareholders (the “Primary Offeree(s)” and “Primary Right”, respectively). The Company shall comply with such request by sending the Primary Offerees a written notice (the “Offer”), stating therein the identity of the Offeror and of the proposed transferee(s) and the proposed terms of sale of the Offered Shares. Any Primary Offeree may accept such Offer in respect of all or any of the Offered Shares by giving the Company notice to that effect within twenty-one (21) days after being served with the Offer. Any Primary Offeree that fails to respond to an Offer within the aforesaid twenty-one (21) day period shall be deemed to have waived its rights in connection with the sale of the Offered Shares pursuant to such Offer.

(ii) If the acceptances with respect to the Primary Right, in the aggregate, are in respect of all of, or more than, the Offered Shares, then the accepting Primary Offerees shall acquire the Offered Shares, on the terms aforementioned, in proportion to their respective holdings, provided, that no Primary Offeree shall be entitled to acquire under the provisions of this Article 19(b) more than the number of Offered Shares initially accepted by such Primary Offeree, and upon the allocation to it of the full number of shares so accepted, it shall be disregarded in any subsequent computations and allocations hereunder. Any shares remaining after the computation of such respective entitlements shall be re-allocated among the accepting Primary Offerees (other than those to be disregarded as aforesaid), in the same manner, until one hundred percent (100%) of the Offered Shares have been allocated as aforesaid.

(iii) In the event that none of the Primary Offerees have elected to exercise the Primary Right in accordance with Article 19(b) above, or if the amount of the Offered Shares the Primary Offerees elect to purchase does not equal or exceed the total amount of the Offered Shares, the Company shall give notice of the Offer terms in writing to the Ordinary Shareholders holding at least 1% of the outstanding Ordinary Shares who do not hold Preferred Shares (the “Secondary Offeree(s)”). Each Secondary Offeree shall have the right (the “Secondary Right”) to purchase from the Offeror at the same price and on the same terms (x) that portion of the Offered Shares as the aggregate number of shares of Ordinary Shares held by such Secondary Offeree bears to the total number of shares of Ordinary Shares held by all the Secondary Offerees (the “Secondary Basic Amount(s)”) and (y) such additional portion of the remaining Offered Shares as any Secondary Offeree indicates it will purchase, for a period of seven (7) business days after delivery of such notice (the “Secondary Right Period”). Any shares remaining after the computation of such respective entitlements shall be re-allocated among the accepting Secondary Offerees, in the same manner, until one hundred percent (100%) of the Offered Shares have been allocated as aforesaid.

(iv) If the acceptances set forth above, in the aggregate, are in respect of less than the number of Offered Shares, then the accepting Primary Offerees and Secondary Offerees shall not be entitled to acquire the Offered Shares, and the Offeror, at the expiration of the aforementioned twenty-one (21) day period or seven (7) day period (as applicable), shall be entitled to transfer all (but not less than all) of the Offered Shares to the proposed transferee(s) identified in the Offer, provided, however, that in no event shall the Offeror transfer any of the Offered Shares to any transferee other than such proposed transferee(s) or transfer the same on terms more favorable to the proposed transferee than those stated in the Offer, and, provided, further, that any of the Offered Shares not transferred within ninety (90) days after the expiration of such twenty-one (21) day period shall again be subject to the provisions of this Article 19(b).

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(v) For the purposes of any Offer under this Article 19(b), the respective holdings of any number of accepting Primary Offerees and Secondary Offerees shall mean the respective proportions of the aggregate number of Ordinary and/or Preferred Shares held by such accepting Primary Offerees and Secondary Offerees as determined prior to such Offer.

(vi) The provisions of Article 19 shall apply, mutatis mutandis, to the transfer of any other Company securities that are convertible or exercisable, into Preferred Shares and/or Ordinary Shares of the Company.

(c) Permitted Transfers.

Notwithstanding Articles 19(a) and (b), any Shareholder of the Company may transfer (whether or not for consideration) shares to a Permitted Transferee without being subject to the provision of Articles 19(a) and (b). No transfer under this Article 19 shall be made to any transferee, unless such transferee agrees in writing to be bound by all agreements binding upon the transferor immediately prior to such transfer. No subsequent transfer of any of such shares may be made except in conformity with the provisions of this Article 19. Should any shareholder wish to transfer shares to more than 2 Permitted Transferees, in a single transfer or a series of transfers, in accordance with these Articles, such Permitted Transferees shall enter into a proxy or similar arrangement reasonably acceptable to the Board, which proxy shall apply to all such Permitted Transferees as a group.

20. Approval and Registration of Transfers.

(a) No transfer, other than transfers to Permitted Transferees, shall be effective until approved by the Board, which approval shall not be unreasonably withheld. The Board may reasonably and in good faith, subject to these Articles and subject to any of the Company’s written agreements with or undertakings in writing towards any shareholder of the Company, refuse to approve such transfer of shares to: (i) a direct competitor of the Company; (ii) any third party, until such time as the Board is satisfied in its reasonable discretion that all applicable provisions of these Articles have been complied with in full and in good faith in connection with such proposed transfer. The determination of whether a proposed transferee is a direct competitor shall be in the sole discretion of the Board, provided that such determination is done reasonably and in good faith. Prior to the registration of a transfer of shares, the Board may require proof of compliance with the provisions of these Articles in respect of such transfer. If the Board makes use of its powers in accordance with this Article and refuses to register a transfer of shares, it must provide written notice of its refusal to the transferee within fourteen (14) days from the date the deed of transfer was furnished to the Company.

(b) No transfer of shares shall be registered unless there has been compliance with the procedure set forth in Article 19, and made in writing in the form appearing below, or any other form satisfactory to the Board of Directors from time to time. Such form of transfer shall be delivered to the offices of the Company, together with share certificate(s) and such other evidence of title as the Board of Directors may reasonably require. Until the transferee has been registered in the Register of Shareholders in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof.

Deed of Transfer of Shares

__________ (the “Transferor”) hereby transfers to ____________, of ________________ (the “Transferee”) _______ share(s) having nominal value of NIS ________ each in Motus GI Medical Technologies, Ltd., to the Transferee, its executors, administrators, and assigns, subject to the several conditions on which the Transferor held the same at the time of the execution hereof; and the Transferee, does hereby agree to take said share(s) subject to the conditions aforesaid. As witness we have hereunto set our hands the ____ day of _____ 20__.

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[Name of Transferee]	[Name of Transferor]

By:	By:

Name:	Name:

Address:	Address:

[Name of Witness to Transferee]	[Name of Witness to Transferor]

By:	By:

Name:	Name:

Address:	Address:

(c) The deed of share transfer shall be executed both by the transferor and transferee, and the transferor shall be deemed to remain a holder of the share until the name of the transferee is entered into the Register of Shareholders in respect thereof.

(d) The Board of Directors may, to the extent it deems necessary in its discretion, close the Register of Shareholders for registrations of transfers of shares during any year for one period, not to exceed two weeks, determined by the Board of Directors, and no registrations of transfers of shares shall be made by the Company during any such period during which the Register of Shareholders is so closed.

21. Record Date for Notices of General Meetings. Despite any contrary provision of these Articles, the Board of Directors may fix a date, not exceeding forty-five (45) days prior to the date of any General Meeting, as the date as of which shareholders entitled to notice of and to vote at such meeting shall be determined, and only those persons who were holders of record of voting shares on such date shall be entitled to notice of and to vote at such meeting.

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TRANSMISSION OF SHARES

22. Decedent’s Shares.

(a) In case of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 22(b) of these Articles have been effectively invoked.

(b) Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient), shall be registered as a shareholder in respect of such share and such transfer shall not be subject to articles 19(a) and 19(b) hereof, or may, subject to the articles as to transfer herein contained, transfer such share.

23. Receivers and Liquidators.

(a) Notwithstanding Articles 19(a) and (b) hereof, the Company may recognize any receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, as being entitled to the shares registered in the name of such shareholder.

(b) Such receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate shareholder, and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, upon producing such evidence as the Board of Directors may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a shareholder in respect of such shares, or may, subject to the regulations as to transfer contained in these Articles, transfer such shares.

GENERAL MEETINGS

24. Annual General Meeting.

The Company shall not be required to hold an Annual General Meeting unless required for the purposes of appointing an auditor or unless one of the shareholders or Directors requests the Company to hold such a meeting, provided, however, that the Directors’ report and the Company’s financial statements for that year are sent to all shareholders no later than fifteen (15) months after the holding of the last preceding General Meeting (or the mailing of the last preceding Directors’ report and financial statements as per this Article).

25. Extraordinary General Meeting.

All General Meetings other than Annual General Meetings (if convened) shall be called “Extraordinary General Meetings”. The Board of Directors may, whenever it deems fit, convene an Extraordinary General Meeting, at such time and place, within the State of Israel, as may be determined by the Board of Directors, and shall be obligated to do so upon a request in writing in accordance with Sections 63 or 64 of the Companies Law.

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26. Notice of General Meetings; Omission to Give Notice.

(a) Notice of a General Meeting shall be delivered at least seven (7) days prior to the date for convening of the meeting (but not more than forty-five (45) days before such date) to each of the shareholders listed in the Register of Shareholders to its registered address in the manner specified in these Articles. Each such notice shall specify the place and the date and hour of the meeting, the agenda, reasonable detail of the matters to be discussed at the meeting, and arrangements for voting by proxy if the matters on the agenda for the meeting include matters in respect of which shareholders may vote by proxy under any law or in accordance with these Articles. If the agenda of the meeting includes a proposal to amend these Articles, the text of the proposed amendment shall be specified.

(b) A resolution may be proposed and adopted at a meeting even though the notice prescribed in this Article has not been given, subject to the consent of all of the shareholders entitled to vote thereon.

(c) The non-receipt of notice sent to a shareholder to his/her/its registered address, shall not invalidate the proceedings at such meeting.

PROCEEDINGS AT GENERAL MEETINGS

27. Quorum.

(a) No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the quorum required under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business.

(b) In the absence of contrary provisions in these Articles, two or more shareholders (not in default in payment of any sum referred to in Article 33(a) of these Articles), present in person or by proxy within half an hour after the time set for the General Meeting and holding in the aggregate at least 50% of the outstanding voting power of the Company calculated on an as-converted basis shall constitute a quorum of General Meetings.

(c) If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon request under Sections 63 or 64 of the Companies Law, shall be dissolved, but in any other case it shall be adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of at least 50% of the voting power represented at the meeting in person or by proxy and voting on the question of adjournment. No business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called. At such adjourned meeting (other than an adjourned separate meeting of a particular class of shares as referred to in Article 7 of these Articles), any two shareholders (not in default as aforesaid) present in person or by proxy holding in the aggregate at least 50% of the outstanding voting power of the Company calculated above on an as-converted basis shall constitute a quorum.

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28. Chairman.

The Chairman of the Board of Directors shall preside at every General Meeting of the Company. If at any meeting the Chairman is not present within 15 minutes after the time fixed for holding the meeting or is unwilling to take the chair, the shareholders present shall choose someone of their number to be the chairman of such meeting. The office of Chairman shall not entitle the holder thereof to a casting vote.

29. Adoption of Resolutions at General Meetings.

(a) Subject to the provisions of Article 75, a resolution shall be deemed adopted if approved by the holders of at least 67% of the voting power represented at the meeting in person or by proxy and voting thereon.

(b) Every question submitted to a General Meeting shall be decided by a count of votes.

(c) A declaration by the Chairman of the meeting that a resolution has been carried unanimously, or carried by a particular majority, or defeated, and an entry to that effect in the minute book of the Company, shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

(d) Shareholders may participate in a general meeting by means of a conference telephone call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Article shall constitute presence in person at such meeting.

30. Resolutions in Writing.

A resolution in writing signed by all shareholders of the Company then entitled to attend and vote at General Meetings or to which all such shareholders have given their written consent (by letter, telegram, telex, facsimile or otherwise) shall be deemed to have been unanimously adopted by a General Meeting duly convened and held.

31. Power to Adjourn.

The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called.

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32. Voting Power.

Subject to the provisions of Articles 5 and 33(a) and subject to any provisions of these Articles conferring special rights as to voting, or restricting the right to vote, every shareholder shall have one vote for each share held by him of record, on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means.

33. Voting Rights.

(a) No shareholder shall be entitled to vote at any General Meeting (or be counted as part of the quorum) unless all calls then payable by him in respect of his shares in the Company have been paid.

(b) A company or other corporate body being a shareholder of the Company may duly authorize any person to be its representative at any meeting of the Company or to authorize or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such shareholder all the power that the latter could have exercised if it were a natural person. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman) shall be delivered to him.

(c) Any shareholder entitled to vote may vote either in person or by proxy (who need not be a shareholder of the Company), or if the shareholder is a company or other corporate body by a representative authorized pursuant to Article 33(b).

(d) If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For the purposes of this Article 33(d), seniority shall be determined by the order of registration of the joint holders in the Register of Shareholders.

PROXIES

34. Instrument of Appointment.

(a) An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

“I [Name of Shareholder] of [Address of Shareholder] being a shareholder of Motus GI Medical Technologies, Ltd. hereby appoint [Name of Proxy] of [Address of Proxy] as my proxy to vote for me and on my behalf at the General Meeting of the Company to be held on the _____ day of _____________ and at any adjournment(s) thereof.

Signed this ____ day of ______________, [signature of appointer].”

or in any usual or common form or in such other form as may be approved by the Board of Directors. Such proxy shall be duly signed by the appointor or such person’s duly authorized attorney or, if such appointor is a company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s).

(b) The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be delivered to the Company (at its principal place of business or at the offices of its registrar or transfer agent, or at such place as the Board of Directors may specify) not less than 24 hours before the time fixed for the meeting at which the person named in the instrument proposes to vote, or presented to the Chairman at such meeting.

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35. Effect of Death of Appointor or Transfer of Share or Revocation of Appointment.

(a) A vote cast in accordance with an instrument appointing a proxy shall be valid despite the prior death or bankruptcy of the appointing shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairman of such meeting prior to such vote being cast.

(b) An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the Chairman, subsequent to receipt by the Company of such instrument, of written notice signed by the person who signed such instrument or by the shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under Article 34(b) for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 34(b) of these Articles, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairman of such meeting of written notice from such shareholder of the revocation of such appointment, or if and when such shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid despite the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 35(b) at or prior to the time such vote was cast.

BOARD OF DIRECTORS

36. Powers of Board of Directors.

(a) General.

The management of the business of the Company shall be vested in the Board of Directors, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do, and are not required by law or these Articles to be done by the Company by action of its shareholders at a General Meeting. The authority conferred on the Board of Directors by this Article 36 shall be subject to the provisions of the Companies Law, these Articles and any regulation or resolution consistent with these Articles adopted from time to time by the Company by action of its shareholders at a General Meeting; provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors that would have been valid if such regulation or resolution had not been adopted.

(b) Borrowing Power.

Subject to Article 75, the Board of Directors may from time to time, at its discretion, cause the Company to borrow or guaranty the payment of any sum or sums of money for the purposes of the Company, and may secure or provide for the repayment of such sum or sums in such manner, at such times and upon such terms and conditions as it deems fit, and in particular by the issuance of bonds, perpetual or redeemable debentures, debenture stock, or any mortgages, charges or other security interest on the whole or any part of the property of the Company, both present and future, including its uncalled or called but unpaid capital for the time being.

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(c) Reserves.

The Board of Directors may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) that the Board of Directors, in its absolute discretion, shall deem fit, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or re-designate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board of Directors may from time to time think fit.

37. Exercise of Powers of Board of Directors.

(a) A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers and discretion vested in or exercisable by the Board of Directors.

(b) Subject to Article 75 below, a resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors lawfully entitled to vote thereon and present when such resolution is put to a vote and voted thereon.

(c) A resolution may be adopted by the Board of Directors without convening a meeting as a resolution in writing signed (by letter, telegram, telex, facsimile or otherwise) by all of the Directors then in office and lawfully entitled to vote thereon.

38. Delegation of Powers.

(a) Subject to Section 112 of the Companies Law, the Board of Directors may delegate any or all of its powers to committees, each comprising of at least: (i) one Orchestra Director, (ii) one ABV Director and (iii) up until the Second Milestone Closing Date, one NGT Director or Ordinary Director) in each case if appointed, and it may from time to time revoke such delegation or alter the composition of any such committee. Any committee so formed (in these Articles referred to as a “Committee of the Board of Directors”), shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board of Directors. The meetings and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, so far as not superseded by any regulations adopted by the Board of Directors under this Article. Unless otherwise expressly provided by the Board of Directors in delegating powers to a Committee of the Board of Directors, such Committee shall not be empowered to further delegate such powers.

(b) Without derogating from the provisions of Article 52, the Board of Directors may, subject to the provisions of the Companies Law, from time to time appoint a secretary to the Company, as well as officers, agents, employees and independent contractors, as the Board of Directors may think appropriate, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Law, determine the powers and duties, as well as the terms and conditions of employment, of all such persons, and may require security in such cases and in such amounts as it thinks appropriate.

(c) The Board of Directors may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purpose(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it thinks fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors may think fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

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39. Number of Directors.

The Board of Directors shall consist of up to seven (7) Directors, to be appointed as follows:

(a) the Ordinary Shareholders, (by a majority class vote) shall be entitled to appoint one (1) Director;

(b) Orchestra shall be entitled to appoint two (2) Directors;

(c) ABV shall be entitled to appoint one (1) Director;

(d) NGT shall be entitled to appoint one (1) Director;

(e) Mr. Mark Pomeranz shall be appointed by the Directors appointed in accordance with the provisions of sub-Sections 39(a)-(d), as a Director of the Company, and shall serve as a Director of the Company for as long as he continues to serve as the Chief Executive Officer of the Company; and

(f) the members of the Board of Directors (by a majority vote), shall be entitled to elect (1) Director, who shall be an independent industry expert.

40. Defaulting Purchasers

(a) In the event that Orchestra funds all of ABV’s obligations under the Series A SPA, or visa versa, then in such case, Orchestra or ABV, as the case may be, shall have the right to appoint the ABV Director or the Orchestra Directors, as the case may be.

(b) In the event that Orchestra funds only a portion of ABV’s obligations under the Series A SPA, or visa versa, and the remaining deficiency is met by the other shareholders, then in such case, the Orchestra Directors or ABV Director, shall be appointed by the holders of the majority of the Preferred Shares taken up from the Defaulting Purchaser.

(c) In the event that any of (i) ABV; (ii) Orchestra; (iii) NGT shall have become a Defaulting Purchaser (as such term is defined in the Series A SPA) in connection with any Milestone Closing (as defined is the Series A SPA), then such Defaulting Purchaser shall ipso facto cease to have any right to nominate its Director(s), and, subject to Article 40(a) and 40(b) above, any Director(s) theretofore appointed thereby shall automatically cease to serve as Directors. The aforesaid shall not affect any rights hereunder to elect the Ordinary Director.

41. Appointment and Removal of Directors.

(a) Except as otherwise provided in these Articles, Directors shall not be elected but shall be appointed as provided for herein.

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(b) The appointment or removal of a Director shall be effected by the delivery of a notice to the Company at its principal office, signed by the holders of the shares entitled to effect such appointment or removal. Any appointment or removal shall become effective on the date fixed in the notice or upon delivery of the notice to the Company, whichever is later.

42. Qualification of Directors.

No person shall be disqualified to serve as a Director by reason of his not holding shares in the Company or by reason of his having served as a Director in the past.

43. Continuing Directors in the Event of Vacancies.

Subject to Article 39, in the event of one or more vacancies in the Board of Directors, the remaining Directors may continue to act in every matter and, pending the filling of any vacancy pursuant to the provisions of Articles 39 and 41, may appoint Directors to fill any such vacancy temporarily (such temporarily appointed Director being automatically deemed to be removed from the Board upon the appointment of a Director to fill the previous vacancy in accordance with Articles 39 and 41); provided, however, that if they number less than a majority of the number provided for pursuant to Article 39 of these Articles, they may act only in an emergency or to fill the office of Director that has become vacant up to the minimum number or in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies, so that at least a majority of the number of Directors provided for pursuant to Article 39 are in office as a result of such meeting.

44. Vacation of Office.

(a) The office of a Director shall be vacated, ipso facto, upon his death, or if he be found lunatic or become of unsound mind, or if he becomes bankrupt (or if the Director is a company, upon its winding-up).

(b) The office of a Director shall be vacated by his written resignation. Such resignation shall become effective on the date fixed therein or upon the delivery to the Company, whichever is later.

45. Remuneration of Directors; Reimbursement of Expenses

A Director may be paid remuneration by the Company for his services as a Director, to the extent such remuneration shall have been approved by a General Meeting of the Company. The Company shall reimburse Directors for reasonable expenses incurred in connection with their service on the Board of Directors.

46. Conflict of Interests.

Subject to the provisions of the Companies Law, no Director shall be disqualified by virtue of his office from holding any office or relationship of profit with the Company or with any company in which the Company shall be a shareholder or have another interest, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall in any way be interested, be avoided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or relationship of profit or realized from such contract or arrangement by reason only of such Director’s holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or in any other case no later than the first meeting of the Board of Directors after the acquisition of his interest.

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47. Alternate Directors.

(a) A Director may, by written notice to the Company, appoint an alternate for himself (in these Articles referred to as an “Alternate Director”), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason whatsoever. Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for an indefinite period, and for all purposes.

(b) Any notice given to the Company pursuant to Article 47(a) shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

(c) An Alternate Director shall have all the rights and obligations of the Director who appointed him, provided, however, that he may not in turn appoint an alternate for himself, and provided further, that an Alternate Director shall have no standing at any meeting of the Board of Directors or any committee thereof while the Director who appointed him is present.

(d) Any person that meets the qualifications of a director under the Companies Law may act as an Alternate Director. One person may act as an Alternate Director for more than one Director, and a person serving as a director of the Company may act as an Alternate Director.

(e) An Alternate Director shall have the duties and responsibility of a Director. The appointment of an Alternate Director shall not negate the responsibility of the Director who appointed him.

(f) The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 44, and such office shall ipso facto be vacated if the Director who appointed such Alternate Director ceases to be a Director.

PROCEEDINGS OF THE BOARD OF DIRECTORS

48. Meetings.

(a) The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Directors deem fit, provided, however, that the Board of Directors shall meet at least quarterly, unless otherwise agreed by a vote of the majority of the Directors.

(b) Any one (1) Director may at any time, and the Chairman of the Board of Directors upon the request of any Director shall, convene a meeting of the Board of Directors, but not less than five (5) days notice shall be given of any meeting so convened, provided, that the Board of Directors may convene a meeting without such prior notice with the consent of all of the Directors. Notice of any such meeting may be given in writing or by mail, telex, email, telegram or facsimile. Despite anything to the contrary in these Articles, failure to deliver notice to a Director of any such meeting in the manner required hereby may be waived by such Director, and a meeting shall be deemed to have been duly convened despite such defective notice if such failure or defect is waived prior to action being taken at such meeting by all Directors entitled to participate in such meeting to whom notice was not duly given.

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(c) Directors may attend any meeting via telephone so long as all may hear and be heard.

49. Quorum.

Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence in person or by telephone conference of a majority of the number of Directors appointed pursuant to Article 39 and lawfully entitled to vote on the subject matter of the relevant meeting, including at least one (1) Orchestra Director and the ABV Director (in each case if appointed) and until the Second Milestone Closing Date, the NGT Director, provided, that, all members of the Board of Directors received due notice of such meeting or telephone conference. No business shall be transacted at a meeting of the Board of Directors unless the requisite quorum is present (in person or by telephone conference) when the meeting proceeds to business. If within half an hour from the time appointed for the meeting a quorum is not present it shall be adjourned to the next business day, at the same time and place, unless a majority of the Board of Directors decides otherwise. No business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called. At such adjourned meeting the Directors (appointed pursuant to Article 39) present, and lawfully entitled to vote on the subject matter of the relevant meeting shall constitute a quorum. A Director who waives his/her right to be present at a meeting of the Board of Directors shall not be taken into account for the purpose of establishing the quorum requirements provided in this Article 49.

50. Chairman of the Board of Directors.

The Board may from time to time (by a majority vote) elect a Chairman from the acting Directors, and decide the period of time he shall hold such an office, and he shall preside at the meetings of the Board of Directors. The Chairman shall preside at every meeting of the Board of Directors, but if there is no such Chairman, or if at any meeting he is not present within fifteen (15) minutes of the time fixed for the meeting, or if he is unwilling to take the chairmanship, the Directors present shall choose one of their number to be the chairman of such meeting. The Chairman shall not have a casting or deciding vote.

51. Validity of Acts Despite Defects.

All acts done bona fide at any meeting of the Board of Directors, or of a committee of the Board of Directors, or by any person(s) acting as Director(s), shall, even if it is subsequently discovered that there was some defect in the appointment of the participants in such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

GENERAL MANAGER

52. General Manager.

The Board of Directors may from time to time appoint one or more persons, whether or not Directors, as General Manager, and may confer upon such person(s), and from time to time modify or revoke, such title(s) and such duties and authorities as the Board of Directors may deem fit, subject to such limitations and restrictions as the Board of Directors may from time to time prescribe. Unless otherwise determined by the Board of Directors, the General Manager shall have authority with respect to management of the Company in the ordinary course of business.

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MINUTES

53. Minutes.

(a) Minutes of each General Meeting, of each meeting of the Board of Directors and of each meeting of a Committee of the Board of Directors shall be recorded and duly entered in books provided for that purpose, and shall be held by the Company at its principal office or such other place as shall be determined by the Board of Directors. Such minutes shall, in all events, set forth the name of the persons present at the meeting and all resolutions adopted at the meeting.

(b) Any such minutes, if purporting to be signed by the Chairman of the Board of Directors, shall constitute prima facie evidence of the matters recorded therein.

DIVIDENDS

54. Declaration of Dividends; Dividend Preference.

Subject to Article 75, the holders of Preferred Shares shall be entitled to non-cumulative dividends (whether paid in cash or otherwise), at a rate of eight percent (8%) per year, payable out of funds legally available therefore, prior and in preference to the payment of dividends on any other class of shares of the Company (the “Dividend Preference”). Such dividends shall be payable only when, as and if approved by the Board of Directors.

Following the full payment of the Dividend Preference, the holders of Preferred Shares shall be entitled to participate, pro rata, in any dividends paid on the Ordinary Shares, on an as-converted basis.

55. Funds Available for Payment of Dividends.

No dividend shall be paid otherwise than in accordance with the provisions of the Companies Law.

56. Amount Payable by Way of Dividends.

Subject to the rights of the holders of Preferred Shares as to dividends pursuant to Article 54 above, any dividend paid by the Company shall be allocated among the shareholders entitled thereto in proportion to the sums paid up or credited as paid up on account of the nominal value of their respective holdings of the shares in respect of which such dividend is being paid without taking into account the premium paid up for the shares. The amount paid up on account of a share that has not yet been called for payment or fallen due for payment and upon which the Company pays interest to the shareholder shall not be deemed, for the purposes of this Article, to be a sum paid on account of the share.

57. Interest.

No dividend shall carry interest as against the Company.

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58. Payment in Specie.

Upon the resolution of the Board of Directors, the Company (i) may cause any moneys, investments or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund or to the credit of a reserve fund for the redemption of capital, or in the control of the Company and available for dividends, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed among such of the shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, on the basis that they become entitled thereto as capital, or may cause any part of such capitalized fund to be applied on behalf of such shareholders in paying up in full, either at par or at such premium as the resolution may provide, any unissued shares or debentures or debenture stock of the Company that shall be distributed accordingly, in payment, in whole or in part, of the uncalled liability on any issued shares or debentures or debenture stock; and (ii) may cause such distribution or payment to be accepted by such shareholders in full satisfaction of their interest in the said capitalized sum.

59. Implementation of Powers under Article 58.

For the purpose of giving full effect to any resolution under Article 58, and without derogating from the provisions of Article 7 hereof, the Board of Directors may settle any difficulty that may arise in regard to the distribution as it deems expedient, and in particular may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any shareholders upon the basis of the value so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debentures stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors.

60. Dividends on Unpaid Shares.

Without derogating from Article 56, the Board of Directors may give an instruction that shall prevent the distribution of a dividend to the holders of shares on which the full nominal amount has not been paid up.

61. Retention of Dividends.

(a) The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities or obligations in respect of which the lien exists.

(b) The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any person is, under Articles 22 and 23, entitled to become a shareholder, or which any person is, under such Articles, entitled to transfer, until such person shall become a shareholder in respect of such share or shall transfer the same.

62. Unclaimed Dividends.

All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Board of Directors of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof. The principal (and only the principal) of an unclaimed dividend or such other moneys shall be, if claimed, paid to a person entitled thereto.

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63. Mechanics of Payment.

Any dividend or other moneys payable in cash in respect of a share may be paid by check or draft sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to the joint holder whose name is registered first in the Register of Shareholders or his bank account or the person whom the Company may then recognize as the owner thereof or entitled thereto under Article 22 or 23 hereof, as applicable, or such person’s bank account), or to such person and at such other address as the person entitled thereto may by writing direct. Every such check or draft shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or draft by the bank upon which it is drawn shall be a good discharge to the Company.

64. Receipt from a Joint Holder.

If two or more persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

ACCOUNTS; AUDITS

65. Books of Account.

The Board of Directors shall cause accurate books of account to be kept in accordance with the provisions of the Companies Law and of any other applicable law. Such books of account shall be kept at the principal office of the Company, or at such other place or places as the Board of Directors may deem fit, and they shall always be open to inspection by all Directors. Such books of account and other corporate documents and records shall also be open to inspection by the shareholders and by auditors appointed by the members, provided that such shareholders and auditors shall enter into confidentiality undertakings reasonably satisfactory to the Board of Directors.

66. Audit.

At least once in every fiscal year the accounts of the Company shall be audited and the correctness of the profit and loss account and balance sheet certified by one or more duly qualified auditors.

67. Auditors.

The appointment, authorities, rights and duties of the auditor(s) of the Company shall be regulated by Companies Law; provided, however, that the Board of Directors shall have the authority to fix the remuneration of the auditor(s).

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RIGHTS OF SIGNATURE, STAMP AND SEAL

68. Rights of Signature, Stamp and Seal.

(a) The Board shall be entitled to authorize any person or persons (who need not be Directors) to act and sign on behalf of the Company, and the acts and signature(s) of such person(s) on behalf of the Company shall bind the Company to the extent such person acted and signed within the scope of his or their authority.

(b) The Board may provide for a seal. If the Board so provides, it shall also provide for the safe custody thereof. Such seal shall not be used except by the authority of the Board of Directors and in the presence of the person(s) authorized to sign on behalf of the Company, who shall sign every instrument to which such seal is affixed.

NOTICES

69. Notices.

(a) For purposes of this Section, the term “Business Day” means a day on which the banks are open for business in the country of receipt of any notice.

(b) All notices and other communications made pursuant to these Articles shall be in writing and shall be conclusively deemed to have been duly given:

(i) in the case of hand delivery to the address of the respective Person, on the next Business Day after delivery;

(ii) in the case of delivery by an internationally recognized overnight courier to the address of the respective Person, freight prepaid, on the next Business Day after delivery;

(iii) in the case of a notice sent by facsimile transmission to the fax number of the respective Person, on the next Business Day after delivery, if facsimile transmission is confirmed;

(iv) in the case of a notice sent by email to the email address of the respective Person (if any), on the date of written acknowledgment of receipt of such e-mail by the recipient.

(c) In the event that notices are given pursuant to one of the methods listed in sub-clauses (b)(i) to (iii) above, a copy of the notice should also be sent by email (if one is provided).

(d) A Person may change or supplement the contact details for service of any notice pursuant to these Articles, or designate additional addresses, facsimile numbers and email addresses for the purposes of this Section, by giving the other Persons written notice of the new contact details in the manner set forth above.

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EXEMPTION, INDEMNITY AND INSURANCE

70. Exemption From Liability

Subject to the provisions of the Companies Law, the Company may exempt an Office Holder in advance from all or part of such Officer Holder’s responsibility or liability for damages caused to the Company due to any breach of such Office Holder’s duty of care towards the Company.

71. Indemnification

(a) Subject to the provisions of the Companies Law, the Company may indemnify any Office Holder to the fullest extent permitted by the Companies Law, with respect to the following liabilities and expenses, provided that such liabilities or expenses were imposed on or incurred by such Office Holder in such Office Holder’s capacity as an Office Holder of the Company:

(i) A financial obligation imposed on an Office Holder in favor of another person by a court judgment, including a compromise judgment or an arbitrator’s award approved by a court of law;

(ii) Reasonable legal expenses, including attorney’s fees, expended by the Office Holder as a result of an investigation or proceeding instituted against the Office Holder by a competent authority, provided that such investigation or proceeding concluded without the filing of an indictment against him and either (A) concluded without the imposition of any financial liability in lieu of criminal proceedings, or (B) concluded with the imposition of a financial liability in lieu of criminal proceedings but relates to a criminal offense that does not require proof of criminal intent; and

(iii) Reasonable legal expenses, including attorney’s fees, which the Office Holder incurred or with which the Office Holder was charged by a court of law, in a proceeding brought against the Office Holder, by the Company or by another on behalf of the Company, or in a criminal prosecution in which the Office Holder was acquitted, or in a criminal prosecution in which the Office Holder was convicted of an offense that does not require proof of criminal intent.

(b) Subject to the provisions of the Companies Law, the Company may undertake to indemnify an Office Holder as aforesaid (i) prospectively, provided, that, in respect of Article 71(a)(i), the undertaking is limited to events which, in the opinion of the Board of Directors are foreseeable in light of the Company’s actual operations when the undertaking to indemnify is given, and to an amount or criteria set by the Board of Directors as reasonable under the circumstances, and further provided that such events and amount or criteria are set forth in the undertaking to indemnify, and (ii) retroactively.

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72. Insurance

(a) Subject to the provisions of the Companies Law, the Company may enter into a contract to insure an Office Holder for all or part of the liability that may be imposed on such Office Holder in connection with an act performed by such Office Holder in such Office Holder’s capacity as an Office Holder of the Company, with respect to each of the following:

(i) breach of his duty of care to the Company or to another person;

(ii) breach of his duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that the action in question would not prejudice the interests of the Company; and

(iii) a financial obligation imposed on him in favor of another person.

(b) Articles 70, 71 and 72(a) shall not apply under any of the following circumstances:

(i) a breach of an Office Holder’s fiduciary duty, in which the Office Holder did not act in good faith and with reasonable grounds to assume that the action in question would not prejudice the interests of the Company;

(ii) a grossly negligent or intentional violation of an Office Holder’s duty of care;

(iii) an intentional action by an Office Holder in which such Office Holder intended to reap a personal gain illegally; and

(iv) a fine or ransom levied on an Office Holder.

(c) The Company may procure insurance for or indemnify any person who is not an Office Holder, including without limitation, any employee, agent, consultant or contractor, provided, however, that any such insurance or indemnification is in accordance with the provisions of these Articles and the Companies Law.

(d) The Company may procure insurance for or indemnify any person who is not an Office Holder, including without limitation, any employee, agent, consultant, the Observer or contractor (and in case of an Officer holders - to the extent that the insurance, release or indemnity is not prohibited by law), provided, however, that any such insurance or indemnification is in accordance with the provisions of these Articles and the Companies Law, and was duly approved by the Board of Directors.

WINDING UP

73. Winding Up.

In the event of a liquidation, bankruptcy, winding-up, dissolution, or reorganization of the Company (other than a solvent reorganization), the following shall apply:

(a) First, each Preferred Share shall entitle its holder to a per share distribution in the amount of the applicable Original Issue Price (adjusted for share combinations or subdivisions or other recapitalizations of the Company’s shares) multiplied by 1.5, less the amount of the Dividend Preference and other distributions actually paid, plus an amount equal to declared but unpaid dividends, if any, on each Preferred Share prior to payments to the other shareholders of the Company (the “Preference”). In the event that the assets of the Company available for distribution shall be insufficient to pay the Preference in full to the Preferred Shareholders, all of such assets shall be distributed among the holders of the Preferred Shares in proportion to the full Preference such holders would otherwise be entitled to receive, subject to applicable law.

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(b) In the event of a Deemed Liquidation Event, and to the extent that the assets of the Company available for distribution and are being distributed shall exceed the amount necessary to pay the Preference, any remaining assets, up to an aggregate amount of US$350,000, shall be distributed to NGT or its assignee in preference to all holders of Ordinary Shares to cover the obligations of NGT and/or the Company to the Office of the Chief Scientist in Israel (“NGT Payment”).

(c) In the event that the assets of the Company that available for distribution shall exceed the amount necessary to pay the Preference and the NGT Payment, the remaining assets shall be distributed among the holders of the Preferred Shares and the Ordinary Shares in proportion to the respective percentage holdings of all of the Ordinary Shares (assuming conversion of the Preferred Shares).

74. Deemed Liquidation Event

For purposes of Article 73, in addition to any liquidation, dissolution, reorganization or winding up of the Company under applicable law, the Company shall be deemed to be liquidated (a “Deemed Liquidation Event”): (a) in the event of a consolidation, merger, acquisition, or reorganization of the Company with or into, or a sale of all or substantially all of the Company’s assets, or substantially all of the Company’s issued and outstanding share capital, to, any other company, or any other entity or person, other than a wholly-owned subsidiary of the Company, excluding a transaction in which shareholders of the Company prior to the transaction will maintain voting control of the surviving or acquiring entity after the transaction (provided, however, that shares of the surviving or acquiring entity held by shareholders of the Company acquired by means other than the exchange or conversion of the shares of the Company shall not be used in determining if the shareholders of the Company own more than fifty percent (50%) of the voting power of the surviving or acquiring entity (or its parent)), but shall be used for determining the total outstanding voting power of the surviving or acquiring entity); (b) in the event that pursuant to a transaction or series of transactions a person or entity acquires, fifty percent (50%) or more of the issued and outstanding shares of the Company; or (c) in the event of any lease, transfer or exclusive license of all or substantially all of the assets of the Company (other than to a wholly owned subsidiary of the Company). Upon any deemed liquidation event of the Company as described in this Article 74, at the closing of the transaction at which the Company is deemed for purposes of this Article 74 to be liquidated, the shareholders shall be paid in cash, securities or a combination thereof, an amount equal to the amount per share which would be payable to the shareholders of the Company, respectively, pursuant to Article 73 as if all consideration being received by the Company and its shareholders in connection with such transaction were being distributed in a liquidation of the Company.

MAJOR DECISIONS

75. Major Decisions.

(a) Subject to Article 75(d) below, the Company shall not and shall ensure that no subsidiary of the Company shall, without first obtaining: (A) the written consent of the holders of 67% of the Preferred Shares if the matter is brought before the Shareholders; or (B) the affirmative vote of the majority of the ABV Director or the Orchestra Director(s) (if appointed) if the matter is brought before the Board, either directly or by amendment, merger, consolidation or otherwise, do any of the following or cause any subsidiary to carry out any of such actions:

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(i)	Any amendment or replacement of the articles of association of the Company (“Amendment to Articles”);

(ii)	any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Shares;

(iii)	Any issuance of any class of shares having rights, preferences or privileges equal to or more favorable than the rights, preferences or privileges of the Preferred Shares;

(iv)	Any increase in the authorized share capital of the Company, or any increase in the number of issued Preferred Shares, except as contemplated by the Series A SPA;

(v)	Any purchase, redemption, subdivision, consolidation, re-designation or other variation of or in the share capital of the Company (including any action that reclassifies any outstanding shares) or the rights attaching to shares in the share capital of the Company;

(vi)	Any reduction in the amount standing to the Company’s capital redemption or share premium reserve;

(vii)	Any merger, consolidation, acquisition or similar transaction of the Company with one or more other companies in which the shareholders of the Company prior to such transaction, or series of transactions, would hold shares representing less than a majority of the voting power of the outstanding shares of the surviving corporation immediately after such transaction, or series of transactions;

(viii)	The sale of all or substantially all of the Company’s assets;

(ix)	Any transaction or series of transactions whereby the Company acquires another company, including the acquisition of shares representing a majority of the voting power of the outstanding shares of another company, or an acquisition of all or substantially all of another company’s assets;

(x)	Any resolution for the winding up or liquidation of the Company;

(xi)	Any declaration or payment of a dividend or resolution to declare a dividend;

(xii)	[Reserved]

(xiii)	Material change in the nature of the business of the Company or in the Company’s business plan or budget (“Change of Business Plan or Budget”);

(xiv)	Any increase or decrease in the authorized number of directors of the Company;

(xv)	Instruct or enter into any engagement, agreement or understanding whatsoever with any broker, advisor (including, without limitation, financial, accounting, auditing or legal advisors), investment bank or similar party (each a “Service Provider”), to provide any services in connection with the listing of any of the Company’s shares or the merger or consolidation of the Company with or into, or the sale of all or substantially all of the assets or shares of the Company to, any person or entity;

38

(xvi)	issue or sell Series A Preferred Shares other than pursuant to the Series A SPA;

(xvii)	create, or hold capital stock in, or make any loan or advance to any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Company, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary; or

(xviii)	enter into any contract, arrangement or transaction with an affiliate of the Company or any office holder of the Company or any of their family members, unless such contract, arrangement or transaction (A) is on terms that are no less favorable to the Company than those the Company would have been reasonably likely to obtain as a result of arms-length negotiations with an unrelated third party and (B) has been approved by a majority vote of the disinterested members of the Board of Directors of the Company (“Related Party Transaction”). For the avoidance of doubt any transfer of shares by a shareholder to a Permitted Transferee shall not be deemed to be a Related Party Transaction.

(b) Subject to Article 75(d) below, the Company shall not: (i) make an Amendment to the Articles; (ii) make any Change of Business Plan or Budget; or (iii) enter into a Related Party Transaction: without (A) the written consent, not to be unreasonably withheld or delayed, of NGT, if the matter is brought before the Shareholders; or (B) the affirmative vote, not to be unreasonably withheld or delayed, of the NGT Director, if the matter is brought before the Board.

(c) Notwithstanding anything in these Articles to the contrary, with respect to any exclusive rights granted to a specific named shareholder (not by virtue of such shareholders holdings) (the “Specific Rights”), the Company shall not and shall ensure that no subsidiary of the Company shall amend, change, or modify such Specific Rights, without the prior specific written consent of the holder(s) of the relevant Specific Rights proposed to be amended, changed or modified.

(d) Notwithstanding the foregoing any veto rights granted to NGT in Article 75(b)(i) (Amendment to the Articles) and in Article 75(b)(iii) (Related Party Transaction) shall terminate (and the affirmative vote of the NGT Director shall not be required to have been obtained) (x) when the Second Milestone Closing has been fully consummated by ABV and Orchestra as contemplated in the Series A SPA, (y) if or NGT shall have become a Defaulting Purchaser, or (z) if the Second Milestone is not met by the Second Milestone Closing Date (as such terms are defined in the Series A SPA). Notwithstanding the foregoing any veto rights granted to NGT in Article 75(b)(ii) (Change of Business Plan or Budget) shall terminate (and the affirmative vote of the NGT Director shall not be required to have been obtained) (x) when the Third Milestone Closing has been fully consummated by ABV and Orchestra as contemplated in the Series A SPA, (y) if or NGT shall have become a Defaulting Purchaser, or (z) if the Third Milestone is not met by the Third Milestone Closing Date (as such terms are defined in the Series A SPA).

76. Bring Along.

(a) Subject to the provisions of and without derogating from Article 75 above and the provisions of Section 341 of the Companies Law, notwithstanding anything in these Articles to the contrary, until a Qualified IPO, if any person or entity offers to purchase all of the issued and outstanding share capital of the Company (the “Bring Along Transaction”), and shareholders holding more than (i) seventy percent (70%) of the voting power in the Company calculated on an as converted basis; and (ii) 67% of the Preferred Shares, indicate their acceptance of such offer (the “Proposing Shareholders”), and such offer is approved by a majority of the Board, then at the closing of such transaction, all holders of all classes of shares in the Company will transfer their shares to such person or entity at the same price and on the same terms and conditions as the Proposing Shareholders subject to any adjustments as may be necessary in order to give full effect to Article 74 hereof. The distribution of the consideration of such Bring Along Transaction shall be distributed in accordance with the provisions of Article 74 above, and in the order of preference and priority as set forth therein, and shall not derogate from the liquidation preferences set forth in such Article 73 and Article 74 in relation to a Deemed Liquidation Event.

39

Disclosure Schedule

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. Each disclosure is listed in a numbered Exhibit in accordance with the numbered section of the Agreement for which it is most relevant. Any information disclosed under a specific Exhibit shall be deemed to be disclosed and incorporated only under that Exhibit except to the extent that it is readily apparent from a reading of the disclosure that such disclosure is applicable to other Exhibits, in which case such information shall be deemed to be disclosed and incorporated under such other Exhibit.

Nothing in these Exhibits is intended to expand the scope of any representation or warranty of the Company contained in the Agreement.

Inclusion of any item in these Exhibits (i) does not necessarily represent a determination by the Company that such item is material nor shall it necessarily be deemed to establish a standard of materiality, (ii) does not necessarily represent a determination by the Company that such item did not arise in the ordinary course of business, and (iii) shall not constitute, or be deemed to be, an admission to any third party, except the Purchasers, concerning such item by the Company. Without derogating from the representations contained in Section 3 of the Agreement, these Exhibits include descriptions of instruments or brief summaries of certain aspects of the Company and its business, which descriptions are not necessarily complete and the brief summaries and identification provided in these Exhibits are meant to identify documents or other materials. Any reference to an agreement or document includes reference to all exhibits and schedules attached thereto.

Unless otherwise indicated, all information included is provided as of the date of the Agreement.

Exhibit 3.4

Cap Table

Exhibit 3.6

Litigation

Zohar will send a description of the claims and proceedings in connection with the lease agreement.

Mark – are there any other actions, proceedings or governmental inquiry or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its officers, directors, or employees (in their capacity as such), or against any of the Company’s properties, or with regard to the Company’s business or assets, before any court, arbitration board or tribunal or administrative or other governmental agency, or, to the knowledge of the Company, is there any basis for any of the foregoing, or any actions or proceedings that the Company intends to initiate?

Exhibit 3.7

Material Liabilities

AMENDMENT AND JOINDER TO CONVERTIBLE NOTES AGREEMENT

This Amendment and Joinder to Convertible Notes Agreement (this “Joinder”) is made as of December __, 2015 (the “Effective Date”), by and among Motus GI Medical Technologies Ltd., a company organized under the laws of the State of Israel, with offices at Keren Hayesod 22 Tirat Carmel, Israel (the “Company”), the Purchasers listed on Exhibit A to the CNA (the “Initial Purchasers”) and the persons and entities listed on Schedule I attached hereto (the “New Purchasers”) (each of the Initial Purchasers and each of the New Purchasers, a “Purchaser” and together, the “Purchasers” and each Purchaser and the Company separately, a “Party” and together, the “Parties”).

WHEREAS,	the Company and the Initial Purchasers are parties to a Convertible Notes Agreement dated June 9, 2015, attached hereto as Exhibit A (the “CNA”) (capitalized not defined herein shall have the meaning ascribed to them in the CNA, unless it is specifically provided otherwise); and

WHEREAS,	pursuant to the CNA, the Initial Purchasers have committed to extend to the Company a convertible loan in the aggregate principal amount of US$ 5,495,951 (the “Loan Amount”) in four installments, all under the terms and conditions set forth therein; and

WHEREAS,	as of the date hereof, the First Installment and the Second Installment of the Loan Amount, in the aggregate principal amount of US$2,910,894, have been extended in full to the Company; and

WHEREAS,	the Company and the Initial Purchasers wish to amend certain terms of the CNA, including an increase of the Loan Amount to an aggregate principal amount of up to US$9 Million and to allow the New Purchasers to join the Third Installment and the Fourth Installment of the CNA, as amended herein, and the New Purchasers wish to so join the CNA, all under the terms and conditions set forth herein.

NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	The Transaction

1.1.	Joining to CNA. The Parties acknowledge and agree that by execution of this Joinder each of the New Purchasers shall automatically become, as of the Third Closing, a party to the CNA as a “Purchaser” for all intents and purposes and shall have all the rights and obligations of a “Purchaser” thereunder.

1.2.	Additional Loan Amount extended by the New Purchaser and Amendment of Exhibit A. The New Purchasers shall extend to the Company a principal amount of US$ 937,500 at the Third Closing as part of the Third Installment and an aggregate principal amount of US$ 312,500 at the Fourth Closing as part of the Fourth Installment. Such additional amounts extended by the New Purchasers shall be deemed to be part of the “Loan Amount”. Accordingly, Exhibit A of the CNA shall be replaced in its entirety with the attached Exhibit B (the “Amended Exhibit A”).

1.3.	Third Notes and Fourth Notes. The forms of the Third Note (Exhibit D1 of the CNA) and the Fourth Note (Exhibit E1 of the CNA) shall be replaced in their entirety with the attached Exhibit C and Exhibit D, respectively.

1.4.	Third Closing Date. The words “within one hundred and eighty (180) days after the First Closing” in Section 2.5 of the CNA shall be deleted and replaced in their entirety with the following words: “on December 29, 2015”.

1.5.	Deliveries and Transactions at the Third Closing. At the Third Closing, the following transactions shall occur, in addition to and simultaneously with the transactions specified in Section 2.6 of the CNA:

(i)	The Company shall deliver to the Purchasers copies of duly executed resolutions of the Board, in the form attached hereto as Exhibit E, approving, inter alia, the execution, delivery and performance of this Joinder by the Company.

(ii)	The Company shall deliver to the Purchasers copies of duly executed resolutions of the Company’s shareholders, in the form attached hereto as Exhibit F, approving, inter alia, the execution, delivery and performance of this Joinder by the Company.

(iii)	The First Notes and the Second Notes shall be replaced by the Company with amended notes in the forms attached hereto as Exhibit G and Exhibit H, respectively.

1.6.	Fourth Closing Date. The words “at such time and place as the Company and the Purchasers shall mutually agree in writing, but in any event not later than fourteen (14) days after the Board determines that the Company’s cash position requires the infusion of additional funds to continue to operate its business” in Section 2.7 of the CNA shall be deleted and replaced in their entirety with the following words: “on April 26, 2016, or at such other time and place as the Company and the Purchasers shall mutually agree in writing”.

1.7.	Deferred Closing(s). The following Sections shall be added after Section 2.6 of the Agreement:

“2.6A. Subject to the terms and conditions hereof, the Company may consummate an additional closing or series of closings (each, a “Deferred Closing”) with an additional purchaser or purchasers approved by the Board (each, an “Additional Purchaser” and collectively, the “Additional Purchasers”) on the same terms and conditions set forth in this Agreement and the provisions of Section 2.6 shall apply to such Deferred Closing, mutatis mutandis; provided that (i) any such Deferred Closing shall occur no later than one hundred and twenty (120) days from the Third Closing; and (ii) the aggregate amount to be extended by the Additional Purchasers (the “Additional Loan Amount”), together with the aggregate Loan Amount, shall not exceed US$9 Million. Simultaneously with the consummation of a Deferred Closing, the Additional Purchasers shall execute and deliver to the Company a joinder agreement in the form attached as Exhibit 2.6A hereto, pursuant to which each such Additional Purchaser shall become a party to this Agreement and for all purposes under this Agreement, the Additional Purchaser shall be deemed to be a “Purchaser” and the Additional Loan Amount shall be deemed to be part of the “Loan Amount”.”

1.8.	Amendment to the Company’s Representations and Warranties. Sections 3.4 and 3.7 of the CNA shall be deleted in their entirety and replaced with the following:

“3.4. Capitalization. The authorized share capital of the Company immediately prior to the Third Closing shall consist of NIS 272,000 divided into (i) 34,000,000 Ordinary Shares, par value NIS 0.01 each, of which 4,271,092 are issued and outstanding, and (ii) 23,200,000 Series A Preferred Shares, par value NIS 0.01 each, of which 13,500,000 are issued and outstanding. An accurate capitalization table listing all of the Company’s shares, options, and warrants (or other rights or securities convertible into or exchangeable for shares in the Company (collectively, the “Equity Securities”) and their respective record holders and, to the knowledge of the Company, beneficial owners on a fully diluted basis is set forth in Exhibit 3.4 attached hereto (the “Cap Table”).”

“3.7. Material Liabilities. Except as set forth on Exhibit 3.7 attached hereto, the Company does not have any liability, debt or obligation, which exceeds US$200,000, whether accrued, absolute or contingent or otherwise, including to previous employees or consultants for any reason. Except as set forth on Exhibit 3.7 attached hereto, the Company has not provided any loans or advances to any person or given a guarantee or created any charge, lien or other encumbrance on any of its assets and/or its un-issued share capital for any obligation of any person.”

2.	Assignment and Transfer by the New Purchasers

Notwithstanding Section 9.2 of the CNA and 11.2 of the Notes, each of the New Purchasers shall be entitled to assign or transfer any of its rights and/or obligations under the CNA (as amended herein), including any Notes issued to it pursuant to the CNA, to any other New Purchaser that is its Permitted Transferee (as such term is defined in the Company’s Articles of Association as may be amended from time to time), without the consent of the other Parties.

3.	Representations and Warranties

2.1.	The Company hereby represents and warrants to the New Purchasers that all representations and warranties set forth in Section 3 of the CNA (as qualified by the Disclosure Schedule) shall have been true and correct when made, and shall be true and correct in all material respects as of the Third Closing Date (subject to the amendments herein); provided that any reference in Section 3 of the CNA to the CNA shall include also this Joinder.

2.2.	Each of the New Purchasers hereby makes all representations and warranties specified in Section 4 of the CNA in respect of itself, and represents and warrants to the Company and acknowledges that the Company is entering into this Joinder in reliance thereon, that all the representations and warranties set forth in Section 4 of the CNA are true and correct in respect of such New Purchaser as of the date hereof and shall be true and correct in all material respects as of the Third Closing and the Fourth Closing, provided that any reference in Section 4 of the CNA to the CNA shall include also this Joinder.

3.	Miscellaneous

6.1.	The headings in this Joinder are for convenience only and shall not be used for purposes of construction.

6.2.	All terms and conditions of the CNA (including any of its exhibits) shall remain in full force and effect subject to the provisions of this Joinder, which shall be regarded as an integral part of the CNA. In case of a contradiction between this Joinder and the CNA, the provisions of this Joinder shall prevail.

6.3.	This Joinder may be executed in several counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single instrument.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

THE COMPANY:

Motus GI Medical Technologies Ltd.

By:

Title:

THE PURCHASERS:

Orchestra Medical Ventures II, L.P.	Orchestra MOTUS Co-Investment Partners, LLC

By:	By:

Title:	Title:

Ascent Biomedical Ventures II, L.P.(3)	Ascent Biomedical Ventures Synecor, L.P.

By:	By:

Title:	Title:

Jacobs Investments Company LLC

By:

Title:

[Signature Page 1 to amendment and Joinder to Convertible Notes Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

E. Jeffrey Peierls	Brian Eliot Peierls

UD E.F. Peierls for Brian E. Peierls	UD E.F. Peierls for E. Jeffrey Peierls

By:	By:

Title:	Title:

UD J.N. Peierls for Brian Eliot Peierls	UD J.N. Peierls for E. Jeffrey Peierls

By:	By:

Title:	Title:

UW J.N. Peierls for Brian E. Peierls	UD Ethel F. Peierls Charitable Lead Trust

By:	By:

Title:	Title:

The Peierls Bypass Trust	UD E.S. Peierls for E.F. Peierls et al

By:	By:

Title:	Title:

UW E.S. Peierls for Brian E. Peierls - Accumulation	UW E.S. Peierls for E. Jeffrey Peierls - Accumulation

By:	By:

Title:	Title:

UW J.N. Peierls for E. Jeffrey Peierls	The Peierls Foundation, Inc.

By:	By:

Title:	Title:

[Signature Page 2 to amendment and Joinder to Convertible Notes Agreement]

Schedule I

The New Purchasers

E. Jeffrey Peierls

Brian Eliot Peierls

THROUGH ACCOUNT AT NORTHERN TRUST:

UD E.F. Peierls for Brian E. Peierls

UD E.F. Peierls for E. Jeffrey Peierls

UD J.N. Peierls for Brian Eliot Peierls

UD J.N. Peierls for E. Jeffrey Peierls

UW J.N. Peierls for Brian E. Peierls

UW J.N. Peierls for E. Jeffrey Peierls

UD Ethel F. Peierls Charitable Lead Trust

The Peierls Bypass Trust

UD E.S. Peierls for E.F. Peierls et al

UW E.S. Peierls for Brian E. Peierls - Accumulation

UW E.S. Peierls for E. Jeffrey Peierls - Accumulation

The Peierls Foundation, Inc.

Exhibit A

CNA

EXHIBIT B TO FIRST AMENDMENT AND JOINDER TO CNA

Amended Exhibit A

Loan Amount and Notes

US$
Name	Loan Amount		First Installment		Second Installment		Third Installment		Fourth Installment		Address
Orchestra Medical Ventures II, L.P.	US$	1,239,996	US$	309,999	US$	309,999	US$	309,999	US$	309,999
Orchestra MOTUS Co-Investment Partners, LLC	US$	977,511	US$	325,837	US$	325,837	US$	325,837	US$	0
Ascent Biomedical Ventures II, L.P. (3)	US$	1,665,108	US$	416,277	US$	416,277	US$	416,277	US$	416,277
Ascent Biomedical Ventures Synecor, L.P.	US$	831,304	US$	207,826	US$	207,826	US$	207,826	US$	207,826
Jacobs Investments Company LLC	US$	782,032	US$	195,508	US$	195,508	US$	195,508	US$	195,508
E. Jeffrey Peierls	US$	130,000		-		-	US$	97,500	US$	32,500
Brian Eliot Peierls	US$	80,000		-		-	US$	60,000	US$	20,000
UD E.F. Peierls for Brian E. Peierls	US$	54,000		-		-	US$	40,500	US$	13,500
UD E.F. Peierls for E. Jeffrey Peierls	US$	54,000		-		-	US$	40,500	US$	13,500

Name	Loan Amount		First Installment	Second Installment	Third Installment		Fourth Installment		Address
UD J.N. Peierls for Brian Eliot Peierls	US$	54,000	-	-	US$	40,500	US$	13,500
UD J.N. Peierls for E. Jeffrey Peierls	US$	54,000	-	-	US$	40,500	US$	13,500
UW J.N. Peierls for Brian E. Peierls	US$	56,000	-	-	US$	42,000	US$	14,000
UW J.N. Peierls for E. Jeffrey Peierls	US$	56,000	-	-	US$	42,000	US$	14,000
UD Ethel F. Peierls Charitable Lead Trust	US$	50,000	-	-	US$	37,500	US$	12,500
The Peierls Bypass Trust	US$	20,000	-	-	US$	15,000	US	5,000
UD E.S. Peierls for E.F. Peierls et al	US$	38,000	-	-	US$	28,500	US$	9,500
UW E.S. Peierls for Brian E. Peierls - Accumulation	US$	46,000	-	-	US$	34,500	US$	11,500
UW E.S. Peierls for E. Jeffrey Peierls -Accumulation	US$	28,000	-	-	US$	21,000	US$	7,000
The Peierls Foundation, Inc.	US$	530,000	-	-	US$	397,500	US$	132,500

Name		Loan Amount		First Installment		Second Installment		Third Installment		Fourth Installment	Address
Total	US$	6,745,951	US$	1,455,447	US$	1,455,447	US$	2,392,947	US$	1,442,110

Warrants

Name	First Warrants	Second Warrants	Third Warrants	Fourth Warrants	Total Warrants
Orchestra Medical Ventures II, L.P.	102,300	102,300	102,300	102,300	409,200
Orchestra MOTUS Co-Investment Partners, LLC	107,526	107,526	107,526	0	322,578
Ascent Biomedical Ventures II, L.P. (3)	137,371	137,371	137,371	137,371	549,484
Ascent Biomedical Ventures Synecor, L.P.	68,583	68,583	68,583	68,583	274,332
Jacobs Investments Company LLC	64,518	64,518	64,518	64,518	258,072
E. Jeffrey Peierls	-	-	32,175	10,725	42,900
Brian Eliot Peierls	-	-	19,800	6,600	26,400

Name	First Warrants	Second Warrants	Third Warrants	Fourth Warrants	Total Warrants
UD E.F. Peierls for Brian E. Peierls	-	-	13,365	4,455	17,820
UD E.F. Peierls for E. Jeffrey Peierls	-	-	13,365	4,455	17,820
UD J.N. Peierls for Brian Eliot Peierls	-	-	13,365	4,455	17,820
UD J.N. Peierls for E. Jeffrey Peierls	-	-	13,365	4,455	17,820
UW J.N. Peierls for Brian E. Peierls	-	-	13,860	4,620	18,480
UW J.N. Peierls for E. Jeffrey Peierls	-	-	13,860	4,620	18,480
UD Ethel F. Peierls Charitable Lead Trust	-	-	12,375	4,125	16,500
The Peierls Bypass Trust	-	-	4,950	1,650	6,600
UD E.S. Peierls for E.F. Peierls et al	-	-	9,405	3,135	12,540
UW E.S. Peierls for Brian E. Peierls - Accumulation	-	-	11,385	3,795	15,180
UW E.S. Peierls for E. Jeffrey Peierls -Accumulation	-	-	6,930	2,310	9,240
The Peierls Foundation, Inc.	-	-	131,175	43,725	174,900
Total	480,298	480,298	789,673	475,897	2,226,166

EXHIBIT C TO FIRST AMENDMENT AND JOINDER TO CNA

Date:____________

Purchaser: ___________

Principal Amount: US$___________

CONVERTIBLE

PROMISSORY NOTE

For value received, Motus GI Medical Technologies Ltd., an Israeli company (“Company”) promises to pay to the Purchaser named above (“Holder”), the principal sum stated above (the “Principal Amount”) in accordance with the terms set forth herein, as follows:

1.	Note Part of a Series. This Note is being sold by the Company as part of a series of notes issued pursuant to that certain Convertible Notes Agreement dated as of June 9, 2015, by and among the Company and purchasers of such Notes (the “CNA”). The term “Notes” shall mean herein all Notes issued under the CNA.

2.	Interest. Interest shall accrue on the unpaid Principal Amount of this Note from the date of this Note until the actual repayment of all amounts due hereunder, at an annual rate of 10% (ten percent), compounded annually. Interest shall be computed on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable. Upon conversion of the Principal Amount in accordance with the terms hereof, all interest accrued thereon shall be converted together with the Principal Amount or repaid to the Holder in cash, after deduction of all applicable taxes with respect thereto, as shall be determined by the Company, at its sole discretion. The actual amount to be converted in accordance with the Company’s election, as specified in the preceding sentence, shall be hereinafter referred to as the “Conversion Amount.”

3.	Automatic Conversion upon QFR. To the extent not previously converted or repaid according to the terms specified herein, the Conversion Amount shall be automatically converted, immediately prior and subject to the closing of a QFR (as defined below), on the same terms and conditions applicable to the QFR, such that the Holder shall receive the same type of securities issued, and any other rights granted to the investors in such QFR (the “QFR Securities”), under the same terms as if the Holder had participated in the QFR as an investor (including any warrants or any other securities granted to the investors therein), but at a conversion price per share equal to the QFR Conversion Price (as defined below).

It being agreed and acknowledged that (a) the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of QFR Securities issued to the Holder shall be set to be the QFR Conversion Price, and any rights that are attached to the QFR Securities issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual QFR Conversion Price; and (b) in the event that the QFR Securities also comprise of warrants to purchase, or other securities convertible into, shares of the Company (any such preceding convertible security a “Convertible Security”), then (i) upon such conversion, the Holder shall be entitled to receive such number of warrants and/or Convertible Securities of the same class or type that are issued to the investors in the framework of the QFR, in a number which shall be determined using the same warrant and/or Convertible Securities coverage ratio offered to the investors in such QFR, such that the ratio between the shares and the warrants and/or Convertible Securities issued to the Holder shall be equal to the ratio between the shares and the warrants and/or Convertible Securities issued to each investor in such QFR; and (ii) the discount rate reflected in the QFR Conversion Price shall not apply in respect of the exercise price or conversion price (as applicable) of such warrants and/or Convertible Securities.

For example, if the terms of the QFR are as follows:

●	The QFR unit price is US$10.

●	Each unit is comprised of two (2) Ordinary Shares and one (1) warrant to purchase one (1) Ordinary Share.

●	The discount rate reflected in the QFR Conversion Price of the Holder is 10%.

●	The exercise price of the warrants issued in the QFR is US$12.

●	The Conversion Amount of the Holder is US$1,800.

then, in the framework of such QFR, the Holder shall be issued, upon conversion of the Conversion Amount, 200 Ordinary Shares ((US$1,800))/((1-10%)*US$10)) and 100 warrants to purchase 100 Ordinary Shares (100/2), at an exercise price per share of US$12, while an investor, who is not a holder of Notes, and invests in the QFR the same amount (i.e., US$1,800), shall be issued only 180 Ordinary Shares and 90 warrants to purchase 90 Ordinary Shares, at an exercise price per share of US$12.

The term “QFR” means the first financing round consummated by the Company after the date of the Note, through an equity investment (including an initial public offering but excluding the issuance of any convertible notes, or the issuance of shares upon conversion of such notes), either in one transaction or in a series of related transactions, with an aggregate investment amount of not less than US$12,000,000 (Twelve Million US Dollars), including the outstanding principal amount of the Notes and all accrued and unpaid interest thereon.

The term “QFR Conversion Price” means a conversion price reflecting the lower of (i) a 10% discount on the price paid by the investor(s) for the shares issued in the QFR; or (ii) US$1.15 per share. Notwithstanding the foregoing, in the event that the QFR in an initial public offering with gross proceeds to the Company of not less than US$25,000,000 (Twenty Five Million US Dollars) (including the outstanding principal amount of the Notes and all accrued and unpaid interest thereon) (the “QIPO”), the QFR Conversion Price shall mean a conversion price reflecting a 50% discount on the price paid for the shares issued in the QIPO and if the price in such QIPO is fixed per each unit offered in the QIPO, the discount shall be applicable to such unit price.

If this Note is converted in accordance with this Section 3, written notice shall be delivered to the Holder of this Note, notifying the Holder of the conversion, specifying the Conversion Amount, the date of such conversion, and the securities issued upon conversion. For the avoidance of doubt, in such event this Note shall be null and void even if not surrendered to the Company.

4.	Automatic Conversion upon M&A Event. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, an M&A Event (as defined below) shall occur, then immediately prior and subject to the closing of such M&A Event, the Conversion Amount shall be automatically converted into Series A Preferred Shares, par value NIS 0.01 per share, of the Company (the “Preferred A Shares”), at a conversion price equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “M&A Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the M&A Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual M&A Conversion Price.

The term “M&A Event” means (i) a merger or consolidation of the Company in which the Company’s shareholders immediately prior to such transaction do not own, directly or indirectly, more than 50% of the share capital of the surviving entity; (ii) the acquisition of more than 50% of the Company’s outstanding share capital by a single unaffiliated person, entity or group ,or by persons or entities acting in concert; (iii) the sale or transfer of all or substantially all of the assets of the Company; or (iv) a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s share capital outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

5.	Voluntary Conversion upon NQFR. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, the Company shall consummate a financial round through an equity investment, either in one transaction or in series of transactions (including an initial public offering but excluding the issuance of any convertible notes or the issuance of shares upon conversion of such notes), which is not a QFR (a “NQFR”), then the holders of Notes reflecting 70% (Seventy percent) of the aggregate outstanding principal amount of the Notes (the “Majority Holders”), shall be entitled, no later than fourteen (14) days prior to the closing of such NQFR, to notify the Company in writing of their choice to convert the entire Conversion Amount of the Notes (the “Aggregate Conversion Amount”). In such event the entire Aggregate Conversion Amount shall be converted immediately prior and subject to the closing of the NQFR, on the same terms and conditions specified in Section 3 above (“Automatic Conversion upon a QFR”), mutatis mutandis. The election of the Majority Holders to convert the entire Aggregate Conversion Amount shall be binding on all of the holders of the Notes and each such holder shall be deemed to have elected to convert its respective portion of the Aggregate Conversion Amount in accordance with the terms and conditions specified herein.

6.	Maturity Date. If not converted or repaid according to the terms set forth herein until thirty (30) months from the date of this Note (i.e., ____________) (the “Maturity Date”), then at the Maturity Date the Conversion Amount shall be automatically converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Maturity Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Maturity Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Maturity Conversion Price.

7.	Event of Default. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms hereunder an Event of Default occurs, then the Conversion Amount shall be, at the election of the Holder, at its sole discretion, either: (i) become immediately due and payable to the Holder in cash; or (ii) converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Default Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Default Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Default Conversion Price.

The term “Event of Default” means (a) dissolution, termination of existence, suspension or discontinuance of business or ceasing to operate as going concern for a period of more than thirty (30) days; (b) the appointment of a receiver, trustee, custodian or similar official, for the Company or any material portion of the property or assets of the Company and the continuation of such appointment without dismissal for a period of thirty (30) days or more; (c) the conveyance of any material portion of the assets of the Company to a trustee, mortgage or liquidating agent or an assignment for the benefit of creditors by the Company which is not dismissed within a period of thirty (30) days; (d) the commencement of any proceeding, whether federal or state, relating to bankruptcy, insolvency, dissolution, reorganization, composition, renegotiations of outstanding indebtedness, arrangement or otherwise to the relief or debtors or the readjustment of indebtedness, by or against the Company, which is not stayed, vacated or released within sixty (60) days of commencement; (e) any material breach by the Company of any covenant or obligation in the Note, CAN or any documents and agreements ancillary thereto (the “Transaction Documents”) which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (f) any material misrepresentation has occurred in the Transaction Documents, which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (g) the Company shall fail to make any required payment of interest, principal or otherwise under the Notes, which is not cured within thirty (30) days following receipt by the Company of a written notice of such failure. The Company undertakes to notify the Holder immediately following occurrence of any of the events detailed in clauses (a) to (g) above.

8.	Conversion; Fractional Interests. Each conversion shall be deemed to have been effected as to this Note (or the specified portion thereof) on the date on which the requirements set forth above in this Note required to be satisfied by the Holder, or the circumstances that are required to exist, have been satisfied as to this Note (or portion thereof), and the person whose name any certificate or certificates for shares shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby. No fractional shares or scrip representing fractional shares shall be issued upon conversion of this Note and the number of shares issued shall be rounded to the nearest whole number.

9.	Payments; Taxes

9.1.	Payments. All payments of interest and of principal shall be in U.S. Dollar (“US$”) or in the New Israeli Shekels (“NIS”) equivalent. If any payment is paid in a NIS equivalent, it shall be paid in accordance with the representative rate of exchange of the U.S. Dollar against the NIS last published by the Bank of Israel immediately prior to the certain payment date.

9.2.	Taxes on Payments. To the extent required pursuant to applicable law, VAT shall be added by the Company to any payment to be made by the Company pursuant to this Note. The Company shall be entitled to deduct and withhold any withholding taxes which the Company determines it is legally required to deduct or withhold from any payment to be made by the Company pursuant to this Note.

10.	Not a Shareholder. Prior to the conversion of this Note or any portion thereof according to the provisions specified herein, the Holder, in its capacity as an Holder, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, with respect to the Note and the shares issuable upon conversion of the Note.

11.	Miscellaneous

11.1.	Governing Law. This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflict of laws. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court in New York New York, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court.

11.2.	Successors and Assigns. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Note may be assigned or transferred without the prior consent in writing of each party to this Note.

11.3.	Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Holder upon any breach or default by the other under this Note shall impair any such right or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

11.4.	Entire Agreement. This Note, when read together with the CNA, contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect hereto are merged therein. In the case of any discrepancy between the provisions of this Note and the provisions of any other agreement previously entered into by the Company or the Holder, the provisions of this Note and the CNA shall prevail.

11.5.	Amendment. Any term of this Note – as well as of all other Notes - may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders.

11.6.	Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Note.

11.7.	Notices. All notices and other communications made pursuant to this Note shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the CNA.

11.8.	Severability. If any provision of this Note is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Note and the remainder of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Note shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

Motus GI Medical Technologies Ltd.

By:
Name:
Title:

Exhibit D

Fourth Notes

Exhibit E

Board Resolutions

Exhibit F

Shareholders Resolutions

Exhibit G

First Notes

Exhibit H

Second Notes

Schedule 3.4

Cap Table

Schedule 3.7

Material Liabilities

●	The Company granted a guarantee pursuant to the lease agreement for its offices in Israel.

●	The Company’s incorporation was under the framework of the Office of the Chief Scientist at the Ministry of Industry Trade and Labor (the “OCS”) 8.3 Program for Technological Entrepreneurship Incubator Centers (the “8.3 Program”). As part of the Company’s incorporation and funding under the framework of the OCS 8.3 Program, N.G.T. New Generation Technologies Ltd. (“NGT”) was required to pledge an amount of 45,000 Ordinary Shares of the Company (the “Pledged Shares”) to the State of Israel, in order to secure the repayment of the funds which were transferred to NGT by the OCS, and which were invested in the Company as an incubator company under the 8.3 Program. The terms and conditions of the pledge are in accordance with the debenture signed by and between the NGT and the State of Israel, dated August 16, 2009, and any applicable law.

●	The Company is subject to the provisions, limitations and restrictions which apply to companies that receive funding from the OCS, including such restrictions and obligations set forth in The Encouragement of Research and Development in Industry Law 5744-1984 (the “R&D Law”) and the regulations, rules and procedures promulgated thereunder, including without limitation, the limitations relating to the transfer or other disposition of know-how and/or production rights to third parties and the payment of fees and penalties to the OCS in the event of such disposition.

SECOND AMENDMENT TO CONVERTIBLE NOTES AGREEMENT

This Second Amendment to Convertible Notes Agreement (this “Amendment”) is made as of February __, 2016 (the “Effective Date”), by and among Motus GI Medical Technologies Ltd., a company organized under the laws of the State of Israel, with offices at Keren Hayesod 22 Tirat Carmel, Israel (the “Company”) and the Purchasers Schedule I attached hereto (each, a “Purchaser” and together, the “Purchasers” and each Purchaser and the Company separately, a “Party” and together, the “Parties”).

WHEREAS,	the Company and the Purchasers are parties to a Convertible Notes Agreement dated June 9, 2015 (the “Original CNA”), as amended on December 29, 2015 (the “First Amendment” and together with the Original CNA, the “CNA”), attached hereto as Exhibit A (capitalized not defined herein shall have the meaning ascribed to them in the CNA, unless it is specifically provided otherwise); and

WHEREAS,	the Company and the Purchasers wish to amend certain terms of the CNA, all under the terms and conditions set forth herein.

NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Notwithstanding the provisions of the CNA, the Parties hereby acknowledge and agree that:

1.1.	Ascent Biomedical Ventures Synecor, L.P. shall assign and transfer all of its rights and obligations in connection with the Third Installment and the Fourth Installment pursuant to the CNA to Ascent Biomedical Ventures II, L.P. (3). Accordingly, Exhibit A of the CNA shall be replaced in its entirety with the attached Exhibit B.

1.2.	The Third Installment of Ascent Biomedical Ventures Synecor, L.P. (assigned and transferred as aforementioned) shall be transferred by Ascent Biomedical Ventures II, L.P. (3) to the Company on _______, 2016.

2.	All terms and conditions of the CNA (including any of its exhibits) shall remain in full force and effect subject to the provisions of this Amendment, which shall be regarded as an integral part of the CNA. In case of a contradiction between this Amendment and the CNA, the provisions of this Amendment shall prevail.

3.	This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE COMPANY:

Motus GI Medical Technologies Ltd.

By:

Title:

THE PURCHASERS:

Orchestra Medical Ventures II, L.P.	Orchestra MOTUS Co-Investment Partners, LLC

By:	By:
Title:	Title:

Ascent Biomedical Ventures II, L.P.(3)	Ascent Biomedical Ventures Synecor, L.P.

By:	By:
Title:	Title:

Jacobs Investments Company LLC

By:
Title:

[Signature Page 1 to Second Amendment to Convertible Notes Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

THE PURCHASERS:

E. Jeffrey Peierls	Brian Eliot Peierls

UD E.F. Peierls for Brian E. Peierls	UD E.F. Peierls for E. Jeffrey Peierls

By:	By:
Title:	Title:

UD J.N. Peierls for Brian Eliot Peierls	UD J.N. Peierls for E. Jeffrey Peierls

By:	By:
Title:	Title:

UW J.N. Peierls for Brian E. Peierls	UD Ethel F. Peierls Charitable Lead Trust

By:	By:
Title:	Title:

The Peierls Bypass Trust	UD E.S. Peierls for E.F. Peierls et al

By:	By:
Title:	Title:

UW E.S. Peierls for Brian E. Peierls - Accumulation	UW E.S. Peierls for E. Jeffrey Peierls - Accumulation

By:	By:
Title:	Title:

UW J.N. Peierls for E. Jeffrey Peierls	The Peierls Foundation, Inc.

By:	By:
Title:	Title:

[Signature Page 2 to Second Amendment to Convertible Notes Agreement]

Schedule I

The Purchasers

Orchestra Medical Ventures II, L.P.
Orchestra MOTUS Co-Investment Partners, LLC
Ascent Biomedical Ventures II, L.P.(3)
Ascent Biomedical Ventures Synecor, L.P.
Jacobs Investments Company LLC
E. Jeffrey Peierls
Brian Eliot Peierls
THROUGH ACCOUNT AT NORTHERN TRUST:
UD E.F. Peierls for Brian E. Peierls
UD E.F. Peierls for E. Jeffrey Peierls
UD J.N. Peierls for Brian Eliot Peierls
UD J.N. Peierls for E. Jeffrey Peierls
UW J.N. Peierls for Brian E. Peierls
UW J.N. Peierls for E. Jeffrey Peierls
UD Ethel F. Peierls Charitable Lead Trust
The Peierls Bypass Trust
UD E.S. Peierls for E.F. Peierls et al
UW E.S. Peierls for Brian E. Peierls - Accumulation
UW E.S. Peierls for E. Jeffrey Peierls - Accumulation
The Peierls Foundation, Inc.

Exhibit A

CNA

Exhibit B

Amended Exhibit A

EXHIBIT B TO SECOND AMENDMENT TO CNA

Amended Exhibit A

Loan Amount and Notes

Name	Loan Amount		First Installment		Second Installment		Third Installment		Fourth Installment		Address
Orchestra Medical Ventures II, L.P.	US$	1,239,996	US$	309,999	US$	309,999	US$	309,999	US$	309,999
Orchestra MOTUS Co-Investment Partners, LLC	US$	977,511	US$	325,837	US$	325,837	US$	325,837	US$	0
Ascent Biomedical Ventures II, L.P. (3)	US$	1,665,108	US$	416,277	US$	416,277	US$	624,103	US$	624,103
Ascent Biomedical Ventures Synecor, L.P.	US$	831,304	US$	207,826	US$	207,826	US$	0	US$	0
Jacobs Investments Company LLC	US$	782,032	US$	195,508	US$	195,508	US$	195,508	US$	195,508
E. Jeffrey Peierls	US$	130,000		-		-	US$	97,500	US$	32,500
Brian Eliot Peierls	US$	80,000		-		-	US$	60,000	US$	20,000
UD E.F. Peierls for Brian E. Peierls	US$	54,000		-		-	US$	40,500	US$	13,500
UD E.F. Peierls for E. Jeffrey Peierls	US$	54,000		-		-	US$	40,500	US$	13,500

Name	Loan Amount		First Installment		Second Installment		Third Installment		Fourth Installment		Address
UD J.N. Peierls for Brian Eliot Peierls	US$	54,000		-		-	US$	40,500	US$	13,500
UD J.N. Peierls for E. Jeffrey Peierls	US$	54,000		-		-	US$	40,500	US$	13,500
UW J.N. Peierls for Brian E. Peierls	US$	56,000		-		-	US$	42,000	US$	14,000
UW J.N. Peierls for E. Jeffrey Peierls	US$	56,000		-		-	US$	42,000	US$	14,000
UD Ethel F. Peierls Charitable Lead Trust	US$	50,000		-		-	US$	37,500	US$	12,500
The Peierls Bypass Trust	US$	20,000		-		-	US$	15,000	US$	5,000
UD E.S. Peierls for E.F. Peierls et al	US$	38,000		-		-	US$	28,500	US$	9,500
UW E.S. Peierls for Brian E. Peierls - Accumulation	US$	46,000		-		-	US$	34,500	US$	11,500
UW E.S. Peierls for E. Jeffrey Peierls -Accumulation	US$	28,000		-		-	US$	21,000	US$	7,000
The Peierls Foundation, Inc.	US$	530,000		-		-	US$	397,500	US$	132,500
Total	US$	6,745,951	US$	1,455,447	US$	1,455,447	US$	2,392,947	US$	1,442,110

Warrants

Name	First Warrants	Second Warrants	Third Warrants	Fourth Warrants	Total Warrants
Orchestra Medical Ventures II, L.P.	102,300	102,300	102,300	102,300	409,200
Orchestra MOTUS Co-Investment Partners, LLC	107,526	107,526	107,526	0	322,578
Ascent Biomedical Ventures II, L.P. (3)	137,371	137,371	205,954	205,954	686,650
Ascent Biomedical Ventures Synecor, L.P.	68,583	68,583	0	0	137,166
Jacobs Investments Company LLC	64,518	64,518	64,518	64,518	258,072
E. Jeffrey Peierls	-	-	32,175	10,725	42,900
Brian Eliot Peierls	-	-	19,800	6,600	26,400

Name	First Warrants	Second Warrants	Third Warrants	Fourth Warrants	Total Warrants
Brian Eliot Peierls	-	-	19,800	6,600	26,400
UD E.F. Peierls for Brian E. Peierls	-	-	13,365	4,455	17,820
UD E.F. Peierls for E. Jeffrey Peierls	-	-	13,365	4,455	17,820
UD J.N. Peierls for Brian Eliot Peierls	-	-	13,365	4,455	17,820
UD J.N. Peierls for E. Jeffrey Peierls	-	-	13,365	4,455	17,820
UW J.N. Peierls for Brian E. Peierls	-	-	13,860	4,620	18,480
UW J.N. Peierls for E. Jeffrey Peierls	-	-	13,860	4,620	18,480
UD Ethel F. Peierls Charitable Lead Trust	-	-	12,375	4,125	16,500
The Peierls Bypass Trust	-	-	4,950	1,650	6,600
UD E.S. Peierls for E.F. Peierls et al	-	-	9,405	3,135	12,540
UW E.S. Peierls for Brian E. Peierls - Accumulation	-	-	11,385	3,795	15,180
UW E.S. Peierls for E. Jeffrey Peierls -Accumulation	-	-	6,930	2,310	9,240
The Peierls Foundation, Inc.	-	-	131,175	43,725	174,900
Total	480,298	480,298	789,673	475,897	2,226,166

THIRD AMENDMENT AND JOINDER TO CONVERTIBLE NOTES AGREEMENT

This Third Amendment and Joinder to Convertible Notes Agreement (this “Joinder”) is made and entered into as of the __ day of July, 2016 (the “Effective Date”), by and among Motus GI Medical Technologies Ltd., a company organized under the laws of the State of Israel, with offices at Keren Hayesod 22 Tirat Carmel, Israel (the “Company”) and the persons and entities listed on Exhibit A attached hereto (the “Purchasers”) (each Purchaser and the Company separately, a “Party”, and together, the “Parties”).

WHEREAS,	the Company and the Purchasers are parties to that certain Convertible Notes Agreement dated June 9, 2015, as amended on December 29, 2015 and on February 15, 2016 (collectively, the “CNA”), attached hereto as Exhibit B (capitalized not defined herein shall have the meaning ascribed to them in the CNA, unless it is specifically provided otherwise); and

WHEREAS,	as of the date hereof, the First Installment, the Second Installment, the Third Installment and the Fourth Installment of the Loan Amount, in the aggregate principal amount of US$6,745,951, have been extended in full to the Company; and

WHEREAS,	the Company requires additional funds to continue to operate its business; and

WHEREAS,	the Board of Directors of the Company (the “Board”) has decided to raise additional funds by means of convertible loans in accordance with the terms and conditions of the CNA, as amended by this Joinder; and

WHEREAS,	the Parties wish to further amend certain terms of the CNA, including the increase of the aggregate Loan Amount to an aggregate principal amount of up to US$11 Million and the extension of additional Loan Amount by the Purchasers listed in Exhibit C attached hereto (each, a “Major Purchaser” and together, the “Major Purchasers”) and potentially additional purchasers approved by the Board, all under the terms and conditions set forth herein.

NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Extension of Additional Loan Amounts by the Major Purchasers

Subject to the terms and conditions of this Joinder, each of the Major Purchasers will extend to the Company the additional Loan Amount set forth opposite such Major Purchaser’s name in Exhibit C attached hereto (such additional Loan Amounts extended by the Major Purchasers shall be deemed to be part of the “Loan Amount”), to be transferred to the Company in three installments, as follows:

1.1.	At the Fifth Closing and subject thereto, each Major Purchaser shall transfer to the Company the amount set forth next to such Major Purchaser’s name in the column titled “Fifth Installment” in the table set forth in Exhibit C (the “Fifth Installment”) and the Company will issue, sell, transfer, assign and deliver to each of the Major Purchasers a convertible note in the form attached hereto as Exhibit D1 (the “Fifth Notes”). In addition, at the Fifth Closing and subject thereto, the Company will issue to each Major Purchaser a warrant to purchase such number of Preferred A Shares as set forth next to such Major Purchaser’s name in the column titled “Fifth Warrant” in the table set forth in Exhibit C, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit D2 (the “Fifth Warrants”).

1.2.	At the Sixth Closing (as defined below) and subject thereto, each Major Purchaser shall transfer to the Company the amount set forth next to such Major Purchaser's name in the column titled "Sixth Installment" in the table set forth in Exhibit C (the "Sixth Installment") and the Company will issue, sell, transfer, assign and deliver to each of the Major Purchasers a convertible note in the form attached hereto as Exhibit E1 (the "Sixth Notes"). In addition, at the Sixth Closing and subject thereto, the Company will issue to each Major Purchaser a warrant to purchase such number of Preferred A Shares as set forth next to such Major Purchaser's name in the column titled "Sixth Warrant" in the table set forth in Exhibit C, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit E2 (the "Sixth Warrants").

1.3.	At the Seventh Closing (as defined below) and subject thereto, each Major Purchaser shall transfer to the Company the amount set forth next to such Major Purchaser's name in the column titled "Seventh Installment" in the table set forth in Exhibit C (the "Seventh Installment") and the Company will issue, sell, transfer, assign and deliver to each of the Major Purchasers a convertible note in the form attached hereto as Exhibit F1 (the "Seventh Notes"). In addition, at the Seventh Closing and subject thereto, the Company will issue to each Major Purchaser a warrant to purchase such number of Preferred A Shares as set forth next to such Major Purchaser's name in the column titled "Seventh Warrant" in the table set forth in Exhibit C, all subject to the terms and the conditions of the warrant certificate attached hereto as Exhibit F2 (the "Seventh Warrants").

As of the date hereof: (i) the First Notes, the Second Notes, the Third Notes, the Fourth Notes, the Fifth Notes, the Sixth Notes and the Seventh Notes shall be collectively referred to as the "Notes"; (ii) The First Warrants, the Second Warrants, the Third Warrants, the Fourth Warrants, the Fifth Warrants, the Sixth Warrants and the Seventh Warrants shall be collectively referred to as the "Warrants".

2.	Closings

2.1.	Time and Place of the Fifth Closing. The sale of the Fifth Notes and the issuance of the Fifth Warrants shall take place at a fifth closing (the "Fifth Closing") at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani'el Frisch St., Tel Aviv, Israel, on July 25, 2016, or at such later time and place as the Company and the Major Purchasers shall mutually agree in writing (the "Fifth Closing Date").

2.2.	Deliveries and Transactions at the Fifth Closing. At the Fifth Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.2.1.

Board Resolutions. Copies of duly executed resolutions of the Board, in the form attached hereto as Exhibit 2.2.1 shall be delivered to the Major Purchasers, approving, inter alia, the execution, delivery and performance by the Company of this Joinder.

2.2.2.

Shareholders Resolutions. Copies of duly executed resolutions of the Company’s shareholders, in the form attached hereto as Exhibit 2.2.2(a), shall be delivered to the Major Purchasers, approving, inter alia: (i) the execution, delivery and performance by the Company of this Joinder; and (ii) the replacement of the Company's current Articles of Association with the Fourth Amended and Restated Articles of Association, substantially in the form attached hereto as Exhibit 2.2.2(b) (the "Amended Articles").

2.2.3.	Delivery of Fifth Notes. The Company shall deliver to each Major Purchaser a validly executed Note, in the form of Exhibit D1, reflecting the Fifth Notes purchased by each Major Purchaser hereunder.

2.2.4.	Delivery of Fifth Warrants. The Company shall deliver to each Major Purchaser a validly executed Warrant, in the form of Exhibit D2, reflecting the Fifth Warrants of each Major Purchaser.

2.2.5.	Amendment and Replacement of Notes. The First Notes, the Second Notes, the Third Notes and the Fourth Notes shall be replaced in their entirety with amended notes in the form attached hereto as Exhibit G.

2.2.6.	Payment. The Purchasers shall pay to the Company the Fifth Installment, in accordance with Section 1.2 of the CNA.

2.3.	Time and Place of the Sixth Closing. The sale of the Sixth Notes and the issuance of the Sixth Warrants shall take place at a sixth closing (the "Sixth Closing") at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani'el Frisch St., Tel Aviv, Israel, on September 15, 2016, or at such other time and place as the Company and the Major Purchasers shall mutually agree in writing (the "Sixth Closing Date").

2.4.	Deliveries and Transactions at the Sixth Closing. At the Sixth Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.4.1.	Delivery of Sixth Notes. The Company shall deliver to each Major Purchaser a validly executed Note, in the forms of Exhibit E1, reflecting the Sixth Notes purchased by each Major Purchaser hereunder.

2.4.2.	Delivery of Sixth Warrants. The Company shall deliver to each Major Purchaser a validly executed Warrant, in the form of Exhibit E2, reflecting the Sixth Warrants of each Major Purchaser.

2.4.3.	Payment. The Purchasers shall pay to the Company the Sixth Installment, in accordance with Section 1.2 of the CNA.

2.5.	Time and Place of the Seventh Closing. The sale of the Seventh Notes and the issuance of the Third Warrants shall take place at a seventh closing (the "Seventh Closing") at the offices of Company’s counsel, Fischer Behar Chen Well Orion & Co., at Ha-Migdal, 3 Dani'el Frisch St., Tel Aviv, on November 11, 2016, or at such other time and place as the Company and the Major Purchasers shall mutually agree in writing (the "Seventh Closing Date").

2.6.	Deliveries and Transactions at the Seventh Closing. At the Seventh Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.6.1.	Delivery of Seventh Notes. The Company shall deliver to each Major Purchaser a validly executed Note, in the forms of Exhibit F1, reflecting the Seventh Notes purchased by each Major Purchaser hereunder.

2.6.2.	Delivery of Seventh Warrants. The Company shall deliver to each Major Purchaser a validly executed Warrant, in the form of Exhibit F2, reflecting the Seventh Warrants of each Major Purchaser.

2.6.3.	Payment. The Purchasers shall pay to the Company the Seventh Installment, in accordance with Section 1.2 of the CNA.

3.	Deferred Closing(s)

Subject to the terms and conditions hereof, the Company may consummate an additional closing or series of closings (each, a "Deferred Closing") with an additional purchaser or purchasers approved by the Board (each, an "Additional Purchaser" and collectively, the "Additional Purchasers") on the same terms and conditions set forth in the CNA and this Joinder and the provisions of Section 2.6 of this Joinder shall apply to such Deferred Closing, mutatis mutandis; provided that (i) any such Deferred Closing shall occur no later than one hundred and twenty (120) days from the Fifth Closing; and (ii) the aggregate amount to be extended by the Additional Purchasers (the "Additional Loan Amount"), together with the aggregate Loan Amount (including, for greater certainty, the additional Loan Amounts to be extended by the Major Purchasers pursuant to the Joinder), shall not exceed US$11 Million. Simultaneously with the consummation of a Deferred Closing, the Additional Purchasers shall execute and deliver to the Company a joinder agreement, pursuant to which each such Additional Purchaser shall become a party to the CNA and this Joinder and for all purposes under the CNA and this Joinder, the Additional Purchaser shall be deemed to be a "Purchaser" and the Additional Loan Amount shall be deemed to be part of the "Loan Amount".

4.	Conditions to Closing by the Major Purchasers. The Major Purchasers obligation to consummate the transactions contemplated hereby at each Closing is subject to the satisfaction and fulfillment, prior to or at the applicable Closing, of each of the following conditions precedent (any or all of which may be waived, in whole or in part, by each of the Major Purchasers, which waiver shall be at the sole discretion of each Major Purchaser with respect to itself):

4.1.	Accurate Representations and Warranties. The representations and warranties of the Company in Section 3 of the CNA, as qualified by the Disclosure Schedule and as amended in Section 7 of the Joinder, shall be true and correct when made and shall be true and correct in all material respects as of the Fifth Closing Date.

4.2.	Compliance with Covenants. The Company shall have performed and complied with all of its covenants, agreements and undertakings set forth herein.

4.3.	Actions Taken; Delivery of Documents. All the actions to be taken by the Company’s shareholders or by the Company as set forth in Section 2.2, 2.4 or 2.6 above, as applicable, above shall have been completed to the satisfaction of the Major Purchasers.

4.4.	Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Joinder shall be satisfactory in substance and form to the Major Purchasers, and the Major Purchasers shall have received all such counterpart copies of such documents as the Major Purchasers may reasonably request.

5.	Conditions to Closing by the Company. The Company’s obligation to consummate the transactions contemplated hereby at each Closing is subject to the satisfaction and fulfillment, prior to or at the applicable Closing, of each of the following conditions precedent (any or all of which may be waived, in whole or in part, by the Company, which waiver shall be at the sole discretion of the Company):

5.1.	Accurate Representations and Warranties. The representations and warranties of the Major Purchasers in Section 4 of the CNA and in Section 8 of the Joinder shall be true and correct when made and shall be true and correct in all material respects as of the applicable Closing Date.

5.2.	Compliance with Covenants. The Major Purchasers shall have performed and complied with all of their covenants, agreements, and undertakings as set forth in the CNA and in the Joinder.

5.3.	Consents. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate the transactions contemplated by the Joinder, including without limitation, third party consents and approvals, corporate approvals and waivers from shareholders of the Company entitled to preemptive rights, participation rights, anti-dilution rights or any other similar rights in connection with the transactions contemplated by the Joinder, including without limitation, in connection with the issuance of any securities upon conversion of the Notes and the issuance of any securities upon exercise of the Warrants.

6.	Participation in QFR

Notwithstanding anything to the contrary in the Joinder, in the event that at any time prior to the consummation of the Fifth, Sixth and/or Seventh Closing, the Company consummates a QFR (as defined below), then each of the Major Purchasers shall be obligated to participate in such QFR and invest its portion of the Loan Amount not yet extended to the Company in accordance with the CNA and the Joinder (i.e., such Major Purchaser's portion of the Fifth Installment, Sixth Installment and/or Seventh Installment, as applicable) (the "Major Purchaser's QFR Amount"), on the same terms and conditions of the QFR (including, for greater certainty, at same price per share). In such event the provisions relating to the consummation of the Fifth Closing, the Sixth Closing and/or Seventh Closing, as applicable, shall terminate and shall have no further force and effect. It is agreed and acknowledged that the participation and investment of the Major Purchaser's QFR Amount in the QFR as described above, shall be deemed as exercise of such Major Purchaser preemption rights (whether such rights exist under the Company's Articles of Association, as amended from time to time, under applicable law or under any other agreement or document, if any), such that the Major Purchaser's QFR Amount shall be deducted from such Major Purchaser pro-rata share (including overallotment pro-rata share) of the investment amount in the QFR.

The term "QFR" means the first financing round consummated by the Company after the date hereof, through an equity investment (including an initial public offering but excluding the issuance of any convertible notes, or the issuance of shares upon conversion of such notes), either in one transaction or in a series of related transactions, with an aggregate investment amount of not less than US$3,000,000 (Three Million US Dollars), excluding the outstanding principal amount of the Notes and all accrued and unpaid interest thereon.

7.	Representations and Warranties of the Company

7.1.	The Company hereby represents and warrants to the Major Purchasers that all representations and warranties set forth in Section 3 of the CNA, as qualified by the Disclosure Schedule and as amended in the Joinder, shall be true and correct in all material respects as of the Fifth Closing Date; provided that any reference in Section 3 of the CNA to the CNA shall also include the Joinder.

7.2.	As of the date hereof, Section 3.4 of the CNA shall be deleted in its entirety and replaced with the following:

“3.4	Capitalization. The authorized share capital of the Company immediately prior to the Fifth Closing shall consist of NIS 780,000 divided into (i) 45,000,000 Ordinary Shares, par value NIS 0.01 each, of which 4,271,094 are issued and outstanding, and (ii) 33,000,000 Series A Preferred Shares, par value NIS 0.01 each, of which 13,500,000 are issued and outstanding. An accurate capitalization table listing all of the Company’s shares, options, and warrants (or other rights or securities convertible into or exchangeable for shares in the Company (collectively, the "Equity Securities") and their respective record holders and, to the knowledge of the Company, beneficial owners on a fully diluted basis is set forth in Exhibit 3.4 attached hereto (the "Cap Table")."

8.	Representations and Warranties of the Major Purchasers

Each of the Major Purchasers hereby represents and warrants to the Company and acknowledges that the Company is entering into the Joinder in reliance thereon, that all the representations and warranties set forth in Section 4 of the CNA are true and correct in respect of such Major Purchaser as of the date hereof and shall be true and correct in all material respects as of the Fifth Closing, Sixth Closing and Seventh Closing, provided that any reference in Section 4 of the CNA to the CNA shall also include the Joinder.

9.	Miscellaneous

9.1.	The headings in this Joinder are for convenience only and shall not be used for purposes of construction.

9.2.	All terms and conditions of the CNA (including any of its exhibits) shall remain in full force and effect subject to the provisions of this Joinder, which shall be regarded as an integral part of the CNA. In case of a contradiction between this Joinder and the CNA, the provisions of this Joinder shall prevail.

9.3.	This Joinder may be executed in several counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment and Joinder to Convertible Notes Agreement on the date first above written.

Motus GI Medical Technologies Ltd.

By:
Title:

[Purchasers’ Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended to Convertible Notes Agreement on the date first above written.

Orchestra Medical Ventures II, L.P.	Orchestra MOTUS Co-Investment Partners, LLC

By:	By:
Title:	Title:

Ascent Biomedical Ventures II, L.P.(3)	Ascent Biomedical Ventures Synecor, L.P.

By:	By:
Title:	Title:

Jacobs Investments Company LLC

By:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended to Convertible Notes Agreement on the date first above written.

E. Jeffrey Peierls	Brian Eliot Peierls

UD E.F. Peierls for Brian E. Peierls	UD E.F. Peierls for E. Jeffrey Peierls

By:	By:
Title:	Title:

UD J.N. Peierls for Brian Eliot Peierls	UD J.N. Peierls for E. Jeffrey Peierls

By:	By:
Title:	Title:

UW J.N. Peierls for Brian E. Peierls	UD Ethel F. Peierls Charitable Lead Trust

By:	By:
Title:	Title:

The Peierls Bypass Trust	UD E.S. Peierls for E.F. Peierls et al

By:	By:
Title:	Title:

UW E.S. Peierls for Brian E. Peierls - Accumulation	UW E.S. Peierls for E. Jeffrey Peierls - Accumulation

By:	By:
Title:	Title:

UW J.N. Peierls for E. Jeffrey Peierls	The Peierls Foundation, Inc.

By:	By:
Title:	Title:

Exhibit A

Orchestra Medical Ventures II, L.P.

Orchestra MOTUS Co-Investment Partners, LLC

Ascent Biomedical Ventures II, L.P.(3)

Ascent Biomedical Ventures Synecor, L.P.

Jacobs Investments Company LLC

E. Jeffrey Peierls

Brian Eliot Peierls

UD E.F. Peierls for Brian E. Peierls

UD E.F. Peierls for E. Jeffrey Peierls

UD J.N. Peierls for Brian Eliot Peierls

UD J.N. Peierls for E. Jeffrey Peierls

UW J.N. Peierls for Brian E. Peierls

UD Ethel F. Peierls Charitable Lead Trust

The Peierls Bypass Trust

UD E.S. Peierls for E.F. Peierls et al

UW E.S. Peierls for Brian E. Peierls - Accumulation

UW E.S. Peierls for E. Jeffrey Peierls - Accumulation

UW J.N. Peierls for E. Jeffrey Peierls

The Peierls Foundation, Inc.

Exhibit C

Additional Loan Amount and Notes

Name		Additional Loan Amount		Fifth Installment		Sixth Installment		Seventh Installment	Address
Orchestra Medical Ventures II, L.P.	US$	898,000	US$	315,000	US$	315,000	US$	268,000
Ascent Biomedical Ventures II, L.P. (3)	US$	840,000	US$	294,000	US$	294,000	US$	252,000
Jacobs Investments Company LLC	US$	262,000	US$	91,000	US$	91,000	US$	80,000
Total	US$	2,000,000	US$	700,000	US$	700,000	US$	600,000

Additional Warrants

Name	Fifth Warrants	Sixth Warrants	Seventh Warrants	Total Additional Warrants
Orchestra Medical Ventures II, L.P.	103,950	103,950	88,440	296,340
Ascent Biomedical Ventures II, L.P. (3)	97,020	97,020	83,160	277,200
Jacobs Investments Company LLC	30,030	30,030	26,400	86,460
Total	231,000	231,000	198,000	660,000

EXHIBIT D1

_______________

Purchaser: ______________________

Principal Amount: US$____________

CONVERTIBLE

PROMISSORY NOTE

For value received, Motus GI Medical Technologies Ltd., an Israeli company (“Company”) promises to pay to the Purchaser named above (“Holder”), the principal sum stated above (the “Principal Amount”) in accordance with the terms set forth herein, as follows:

1.	Note Part of a Series. This Note is being sold by the Company as part of a series of notes issued pursuant to that certain Convertible Notes Agreement dated as of June 9, 2015, by and among the Company and purchasers of such Notes, as amended (the “CNA”). The term “Notes” shall mean herein all Notes issued under the CNA.

2.	Interest. Interest shall accrue on the unpaid Principal Amount of this Note from the date of this Note until the actual repayment of all amounts due hereunder, at an annual rate of 10% (ten percent), compounded annually. Interest shall be computed on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable. Upon conversion of the Principal Amount in accordance with the terms hereof, all interest accrued thereon shall be converted together with the Principal Amount or repaid to the Holder in cash, after deduction of all applicable taxes with respect thereto, as shall be determined by the Company, at its sole discretion. The actual amount to be converted in accordance with the Company’s election, as specified in the preceding sentence, shall be hereinafter referred to as the “Conversion Amount.”

3.	Automatic Conversion upon QFR. To the extent not previously converted or repaid according to the terms specified herein, the Conversion Amount shall be automatically converted, immediately prior and subject to the closing of a QFR (as defined below), on the same terms and conditions applicable to the QFR, such that the Holder shall receive the same type of securities issued, and any other rights granted to the investors in such QFR (the “QFR Securities”), under the same terms as if the Holder had participated in the QFR as an investor (including any warrants or any other securities granted to the investors therein), but at a conversion price per share equal to the QFR Conversion Price (as defined below).

It being agreed and acknowledged that (a) the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of QFR Securities issued to the Holder shall be set to be the QFR Conversion Price, and any rights that are attached to the QFR Securities issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual QFR Conversion Price; and (b) in the event that the QFR Securities also comprise of warrants to purchase, or other securities convertible into, shares of the Company (any such preceding convertible security a “Convertible Security”), then (i) upon such conversion, the Holder shall be entitled to receive such number of warrants and/or Convertible Securities of the same class or type that are issued to the investors in the framework of the QFR, in a number which shall be determined using the same warrant and/or Convertible Securities coverage ratio offered to the investors in such QFR, such that the ratio between the shares and the warrants and/or Convertible Securities issued to the Holder shall be equal to the ratio between the shares and the warrants and/or Convertible Securities issued to each investor in such QFR; and (ii) the discount rate reflected in the QFR Conversion Price shall not apply in respect of the exercise price or conversion price (as applicable) of such warrants and/or Convertible Securities.

For example, if the terms of the QFR are as follows:

●	The QFR unit price is US$10.

●	Each unit is comprised of two (2) Ordinary Shares and one (1) warrant to purchase one (1) Ordinary Share.

●	The discount rate reflected in the QFR Conversion Price of the Holder is 10%.

●	The exercise price of the warrants issued in the QFR is US$12.

●	The Conversion Amount of the Holder is US$1,800.

then, in the framework of such QFR, the Holder shall be issued, upon conversion of the Conversion Amount, 200 Ordinary Shares ((US$1,800))/((1-10%)*US$10)) and 100 warrants to purchase 100 Ordinary Shares (100/2), at an exercise price per share of US$12, while an investor, who is not a holder of Notes, and invests in the QFR the same amount (i.e., US$1,800), shall be issued only 180 Ordinary Shares and 90 warrants to purchase 90 Ordinary Shares, at an exercise price per share of US$12.

The term “QFR” means the first financing round consummated by the Company after the date of the Note, through an equity investment (including an initial public offering but excluding the issuance of any convertible notes, or the issuance of shares upon conversion of such notes), either in one transaction or in a series of related transactions, with an aggregate investment amount of not less than US$3,000,000 (Three US Dollars), excluding the outstanding principal amount of the Notes and all accrued and unpaid interest thereon.

The term “QFR Conversion Price” means a conversion price reflecting the lower of (i) a 10% discount on the price paid by the investor(s) for the shares issued in the QFR; or (ii) US$1.15 per share. Notwithstanding the foregoing, in the event that the QFR in an initial public offering with gross proceeds to the Company of not less than US$25,000,000 (Twenty Five Million US Dollars) (including the outstanding principal amount of the Notes and all accrued and unpaid interest thereon) (the “QIPO”), the QFR Conversion Price shall mean a conversion price reflecting a 50% discount on the price paid for the shares issued in the QIPO and if the price in such QIPO is fixed per each unit offered in the QIPO, the discount shall be applicable to such unit price.

If this Note is converted in accordance with this Section 3, written notice shall be delivered to the Holder of this Note, notifying the Holder of the conversion, specifying the Conversion Amount, the date of such conversion, and the securities issued upon conversion. For the avoidance of doubt, in such event this Note shall be null and void even if not surrendered to the Company.

4.	Automatic Conversion upon M&A Event. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, an M&A Event (as defined below) shall occur, then immediately prior and subject to the closing of such M&A Event, the Conversion Amount shall be automatically converted into Series A Preferred Shares, par value NIS 0.01 per share, of the Company (the “Preferred A Shares”), at a conversion price equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “M&A Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the M&A Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual M&A Conversion Price.

The term “M&A Event” means (i) a merger or consolidation of the Company in which the Company’s shareholders immediately prior to such transaction do not own, directly or indirectly, more than 50% of the share capital of the surviving entity; (ii) the acquisition of more than 50% of the Company’s outstanding share capital by a single unaffiliated person, entity or group ,or by persons or entities acting in concert; (iii) the sale or transfer of all or substantially all of the assets of the Company; or (iv) a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s share capital outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

5.	Voluntary Conversion upon NQFR. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, the Company shall consummate a financial round through an equity investment, either in one transaction or in series of transactions (including an initial public offering but excluding the issuance of any convertible notes or the issuance of shares upon conversion of such notes), which is not a QFR (a “NQFR”), then the holders of Notes reflecting 70% (Seventy percent) of the aggregate outstanding principal amount of the Notes (the “Majority Holders”), shall be entitled, no later than fourteen (14) days prior to the closing of such NQFR, to notify the Company in writing of their choice to convert the entire Conversion Amount of the Notes (the “Aggregate Conversion Amount”). In such event the entire Aggregate Conversion Amount shall be converted immediately prior and subject to the closing of the NQFR, on the same terms and conditions specified in Section 3 above (“Automatic Conversion upon a QFR”), mutatis mutandis. The election of the Majority Holders to convert the entire Aggregate Conversion Amount shall be binding on all of the holders of the Notes and each such holder shall be deemed to have elected to convert its respective portion of the Aggregate Conversion Amount in accordance with the terms and conditions specified herein.

6.	Maturity Date. If not converted or repaid according to the terms set forth herein until thirty (30) months from the date of this Note (i.e., ___________) (the “Maturity Date”), then at the Maturity Date the Conversion Amount shall be automatically converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Maturity Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Maturity Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Maturity Conversion Price.

7.	Event of Default. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms hereunder an Event of Default occurs, then the Conversion Amount shall be, at the election of the Holder, at its sole discretion, either: (i) become immediately due and payable to the Holder in cash; or (ii) converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Default Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Default Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Default Conversion Price.

The term “Event of Default” means (a) dissolution, termination of existence, suspension or discontinuance of business or ceasing to operate as going concern for a period of more than thirty (30) days; (b) the appointment of a receiver, trustee, custodian or similar official, for the Company or any material portion of the property or assets of the Company and the continuation of such appointment without dismissal for a period of thirty (30) days or more; (c) the conveyance of any material portion of the assets of the Company to a trustee, mortgage or liquidating agent or an assignment for the benefit of creditors by the Company which is not dismissed within a period of thirty (30) days; (d) the commencement of any proceeding, whether federal or state, relating to bankruptcy, insolvency, dissolution, reorganization, composition, renegotiations of outstanding indebtedness, arrangement or otherwise to the relief or debtors or the readjustment of indebtedness, by or against the Company, which is not stayed, vacated or released within sixty (60) days of commencement; (e) any material breach by the Company of any covenant or obligation in the Note, CAN or any documents and agreements ancillary thereto (the “Transaction Documents”) which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (f) any material misrepresentation has occurred in the Transaction Documents, which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (g) the Company shall fail to make any required payment of interest, principal or otherwise under the Notes, which is not cured within thirty (30) days following receipt by the Company of a written notice of such failure. The Company undertakes to notify the Holder immediately following occurrence of any of the events detailed in clauses (a) to (g) above.

8.	Conversion; Fractional Interests. Each conversion shall be deemed to have been effected as to this Note (or the specified portion thereof) on the date on which the requirements set forth above in this Note required to be satisfied by the Holder, or the circumstances that are required to exist, have been satisfied as to this Note (or portion thereof), and the person whose name any certificate or certificates for shares shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby. No fractional shares or scrip representing fractional shares shall be issued upon conversion of this Note and the number of shares issued shall be rounded to the nearest whole number.

9.	Payments; Taxes

9.1.	Payments. All payments of interest and of principal shall be in U.S. Dollar (“US$”) or in the New Israeli Shekels (“NIS”) equivalent. If any payment is paid in a NIS equivalent, it shall be paid in accordance with the representative rate of exchange of the U.S. Dollar against the NIS last published by the Bank of Israel immediately prior to the certain payment date.

9.2.	Taxes on Payments. To the extent required pursuant to applicable law, VAT shall be added by the Company to any payment to be made by the Company pursuant to this Note. The Company shall be entitled to deduct and withhold any withholding taxes which the Company determines it is legally required to deduct or withhold from any payment to be made by the Company pursuant to this Note.

10.	Not a Shareholder. Prior to the conversion of this Note or any portion thereof according to the provisions specified herein, the Holder, in its capacity as an Holder, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, with respect to the Note and the shares issuable upon conversion of the Note.

11.	Miscellaneous

11.1.	Governing Law. This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflict of laws. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court in New York New York, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court.

11.2.	Successors and Assigns. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Note may be assigned or transferred without the prior consent in writing of each party to this Note.

11.3.	Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Holder upon any breach or default by the other under this Note shall impair any such right or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

11.4.	Entire Agreement. This Note, when read together with the CNA, contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect hereto are merged therein. In the case of any discrepancy between the provisions of this Note and the provisions of any other agreement previously entered into by the Company or the Holder, the provisions of this Note and the CNA shall prevail.

11.5.	Amendment. Any term of this Note – as well as of all other Notes - may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders.

11.6.	Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Note.

11.7.	Notices. All notices and other communications made pursuant to this Note shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the CNA.

11.8.	Severability. If any provision of this Note is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Note and the remainder of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Note shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

Motus GI Medical Technologies Ltd.

By:
Name:
Title:

NEITHER THIS WARRANT CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES ACT, AND THIS WARRANT CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH HEREIN.

Motus GI Medical Technologies Ltd.

Preferred A SHARES warrant Certificate

To purchase

_________ Preferred A Shares (subject to adjustment) of

Motus GI Medical Technologies Ltd. (the “Company”)

at a per share price and subject to the terms detailed below

VOID AFTER 17:00 p.m. Israel Standard Time

on the last day of the Warrant Period (as defined below)

THIS IS TO CERTIFY THAT, _______________ (the “Holder”), is entitled to purchase from the Company, an aggregate of up to _______ (as may be adjusted hereunder) Preferred A Shares of the Company, nominal value NIS 0.01 per share (the “Warrant Shares”), at an aggregate purchase price of US$ _________, reflecting an exercise price per share of US$ 1.00 (the “Exercise Price”), during the Warrant Period.

This Warrant Certificate (this “Warrant”) is issued to the Holder in connection with that certain Convertible Notes Agreement dated June 9, 2015 by and among the Company and the Purchasers listed on Exhibit A thereto, as amended (the “Convertible Notes Agreement”).

1.	EXERCISE OF WARRANT

1.1.	Warrant Period. This Warrant may be exercised, subject to the terms and conditions hereof, in whole or in part, at one time or from time to time during the period commencing on __________ (the “Initial Date”) until the earlier of: (i) seven (7) years thereafter (i.e., __________); and (ii) the closing of an Exit Event (as defined in Section 5 below); provided that such Exit Event is consummated within 180 days from the Exit Event Notice (each of (i) or (ii), the “Expiry Date”). The period between the Initial Date and the Expiry Date shall be referred to hereinafter as the “Warrant Period.”

1.2.	Exercise for Cash. This Warrant may be exercised by presentation and surrender thereof to the Company at its principal office or at such other office or agency as it may designate from time to time, accompanied by:

(a)	A duly executed notice of exercise, in the form attached hereto as Schedule 1.1 (the “Exercise Notice”); and

(b)	Payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares purchased payable in immediately available funds by wire transfer to the Company’s bank account. The Exercise Price will be paid in United States Dollars or the equivalent sum in NIS according to the Bank of Israel exchange rate as published upon the date immediately prior to the exercise date.

1.3.	Exercise on Net Issuance Basis. In lieu of payment to the Company as set forth in Section 1.1 above, the Holder may elect to exercise this Warrant into the number of Warrant Shares calculated pursuant to the formula below, by presentation and surrender thereof to the Company at its principal office or at such other office or agency it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.3 (the “Net Issuance Notice”):

Y*(A - B)
X	=	——————
A

Where:

X =	the number of Warrant Shares to be issued to the Holder;

Y =	the number of Warrant Shares in respect of which the net issuance election is being made;

A =	the Fair Market Value (as defined below) of one Warrant Share; and

B =	the Exercise Price of one Warrant Share.

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For purposes of this Section 1.3, the “Fair Market Value” of one Warrant Share as of a particular date (the “Determination Date”) shall be:

(a)	If the net issuance right is exercised in connection with and contingent upon an initial public offering of the Company’s shares (an “IPO”), then the initial “price to public” (i.e., before deduction of discounts, commissions or expenses) specified in the final prospectus or registration statement with respect to such offering.

(b)	If the net issuance right is exercised in connection with and contingent upon an Exit Event that is not an IPO, the price per Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) in such Exit Event.

(c)	If the net issuance right is not exercised in connection with and contingent upon an Exit Event, then as follows:

(i)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are traded on a securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of such shares on such exchange over the fifteen (15) trading days immediately prior to (but not including) the Determination Date;

(ii)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are quoted for trading on an over-the-counter system, the Fair Market Value shall be deemed to be the average of the closing bid prices of such shares over the fifteen (15) trading days immediately prior to (but not including) the Determination Date; and

(iii)	If there is no public market for the Preferred A Shares (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law), the Fair Market Value of the shares shall be determined in good faith by the Board of Directors of the Company.

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1.4.	Issuance of Warrant Shares. Upon presentation and surrender of this Warrant, accompanied by (a) the duly executed Exercise Notice and the payment of the applicable Exercise Price for the Warrant Shares being purchased pursuant to Section 1.1 above; or (b) the duly executed Net Issuance Notice pursuant to Section 1.3 above, as the case may be, the Company shall promptly (i) issue to the Holder the Warrant Shares to which the Holder is entitled; and (ii) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise (and the Exercise Price for the Warrant Shares being purchased, if applicable), together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

1.5.	Fractional Shares. No fractions of shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded to the nearest whole number.

1.6.	Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder.

1.7.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of the Warrant Shares upon exercise of this Warrant.

1.8.	Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonable reimbursement of expenses and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

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2.	TAXES

2.1.	The Holder acknowledges that the grant of the Warrant, the issuance of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.	The Company shall pay all of the applicable taxes and other charges payable by the Company in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates in the name of the Holder (such as transfer taxes in respect of the issuance or delivery of Warrant Shares upon exercise of this Warrant), if any, but shall not pay any taxes payable by the Holder by virtue of the holding, issuance, exercise, sale of this Warrant or the Warrant Shares by the Holder.

3.	RESERVATION OF SHARES; preservation of rights of holder

3.1.	Reservation of Shares. The Company hereby agrees that, at all times prior to the expiration or exercise of this Warrant, it will maintain and reserve, free from pre-emptive or similar rights, such number of authorized but unissued shares so that this Warrant may be exercised without additional authorization of shares.

3.2.	Preservation of Rights. The Company will not, by amendment of its organizational documents or through reorganization, recapitalization, consolidation, merger, dissolution, transfer of assets, issue or sale of securities or any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, conditions or terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to fulfill the provisions hereof.

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4.	ADJUSTMENT

4.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise, as follows:

(a)	Bonus Shares. In the event that during the Warrant Period the Company shall distribute a non-cash dividend or shares pursuant to a reclassification of its share capital, to all of the holders of shares of the Company (i.e., bonus shares), then this Warrant shall represent the right to acquire, in addition to the number of Warrant Shares indicated in the caption of this Warrant, the amount of such bonus shares that are distributed to persons holding the class of share capital for which the Warrant is exercisable and/or to receive the stock dividends which are distributed to persons holding the class of share capital for which the Warrant is exercisable, without payment of any additional consideration therefor, to which the Holder would have been entitled had this Warrant been exercised prior to the distribution of the stock dividends or the bonus shares.

(b)	Consolidation and Division. In the event that during the Warrant Period the Company consolidates its share capital into shares of greater par value, or subdivides them into shares of lesser par value, then the number of Warrant Shares to be allotted on exercise of this Warrant after such consolidation or subdivision shall be reduced or increased accordingly, as the case may be, and in each case the Exercise Price shall be adjusted appropriately such that the aggregate consideration hereunder to the Company shall not change.

(c)	Capital Reorganization. In the event that during the Warrant Period a reorganization of the share capital of the Company is effected (other than subdivision, combination or reclassification provided for elsewhere in this Section 4) and the Preferred A Shares are exchanged for other securities of the Company, then, as part of such reorganization, provision shall be made so that the Holder shall be entitled to purchase upon exercise of this Warrant such kind and number of shares or other securities of the Company to which the Holder would have been entitled had this Warrant been exercised without taking into effect such reorganization.

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4.2.	Whenever an adjustment is effected hereunder, the Company shall promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.3.	Except as otherwise provided herein, Sections 4.1(a) to 4.1(c) hereof are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect, but there shall be no duplicate adjustments if two separate subsections provide the same protection.

4.4.	Notices of Certain Transactions. In case:

(a)	the Company shall take a record of the holders of its Preferred A Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or

(b)	of the voluntary or involuntary dissolution, liquidation or winding-up of the Company then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the effective date on which such voluntary dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other shares or securities at the time deliverable upon such voluntary dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least seven (7) days prior to the record date or effective date for the event specified in such notice.

5.	EXERCISE OF THE WARRANT UPON AN EXIT EVENT

Notwithstanding anything to the contrary in this Warrant, if at any time during the Warrant Period, the Company consummates an Exit Event, or at the discretion of the Board of Directors of the Company, in the event that the Company believes that an Exit Event is likely to be consummated during such period, the Company shall provide written notice of such Exit Event (or, if applicable, an anticipated Exit Event) to the Holder (the “Exit Event Notice”). Within fourteen (14) days after Holder’s receipt of the Exit Event Notice, Holder must notify the Company if it intends to exercise this Warrant pursuant to Section 1.2 or 1.3 of this Warrant, in which case such exercise shall be effective contingent upon and immediately prior to the consummation of the Exit Event. Thereafter, so long as the Company consummates such Exit Event within one hundred and eighty (180) days after Holder’s receipt of the Exit Event Notice (to the extent the Exit Event shall not have occurred prior to the Exit Event Notice), Holder shall have no further rights hereunder and this Warrant shall be automatically terminated if not so exercised. If the Company fails to consummate such Exit Event within such time, then this Warrant shall remain in effect subject to the provisions contained herein

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For the purposes hereof, an “Exit Event” shall mean the closing of (i) an initial public offering; (ii) a merger of the Company with or into another corporation, (iii) an acquisition of all or substantially all of the shares of the Company, (iv) the sale or license of all or substantially all of the assets of the Company, any with respect to (ii)-(iv), other than a merger or transaction in which the persons that beneficially owned, directly or indirectly, a majority of the share capital of the Company immediately prior to such merger or transaction, beneficially own, directly or indirectly, a majority of the total shares of capital stock of the surviving or transferee entity.

6.	RIGHTS OF THE HOLDER

6.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

6.2.	The Holder acknowledges that the Warrant Shares shall be subject to such rights, privileges, restrictions and limitations as set forth in this Warrant and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company’s shares are not publicly traded.

7.	TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the Expiry Date.

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8.	MISCELLANEOUS

8.1.	Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. Subject to Section 8.8 below, no modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

8.2.	Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable law or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

8.3.	Successors and Assigns; Assignment. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors, and administrators and is otherwise non-transferable without the prior consent of the Company. The Holder represents and warrants to the Company that this Warrant and the Warrant Shares, if and when purchased by the Holder, are for the Holder’s own account and for investment purposes only and not with a view for resale or transfer and that all the rights pertaining to the Warrant or the Warrant Shares, by law or equity, shall be purchased and possessed by the Holder for the Holder exclusively.

8.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.

8.5.	Notices. All notices and other communications made pursuant to this Warrant shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the Convertible Notes Agreement.

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8.6.	Severability. If any provision of this Warrant is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Warrant and the remainder of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Warrant shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

8.7.	Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile or electronic signatures of a party shall be binding as evidence of such party’s agreement hereto and acceptance hereof.

8.8.	Amendments. To the extent that any amendment(s) to the Convertible Notes Agreement or the transactions contemplated thereby result in a required amendment to the terms of this Warrant, this Warrant shall be deemed amended to the extent that the amendment(s) to the Convertible Notes Agreement are completed in accordance with the terms thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:	Motus GI Medical Technologies Ltd.

Signature:
Name:
Title:

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Schedule 1.2

Exercise Notice

Date:

To:	Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to purchase _________ Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.1 of the Warrant, and herewith makes payment of _____________, representing the full Exercise Price for such shares as provided for in such Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

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Schedule 1.3

Net Issuance Notice

Date:

To:	Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to exercise the Warrant for the purchase of Warrant Shares (as such term is defined in the Warrant), pursuant to the provisions of Section 1.3 of the Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

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EXHIBIT 2.2.2(b)

FOURTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

MOTUS GI MEDICAL TECHNOLIGIES, LTD.

A PRIVATE COMPANY LIMITED BY SHARES

UNDER THE COMPANIES LAW, 5759-1999

* * * *

1. Definitions; Interpretation.

1.1 Definitions

In these Articles of Association, the following terms shall have the meaning appearing opposite them, unless another interpretation is expressly stated herein:

“ABV”-	means Ascent Biomedical Ventures II L.P., Ascent Biomedical Ventures Synecor, L.P., and all of their respective limited and general partners, members and any Permitted Transferee and any Permitted Transferee thereof of any of the foregoing;

“ABV Director”-	means the Director appointed by ABV except as otherwise provided for herein in Article 40;

“Affiliates” -	means, with respect to any Person, any other Person, directly or indirectly, through one or more intermediary Persons, controlling, controlled by or under common control with such Person;

“Annual General Meeting”-	means the annual general meeting of the Company’s shareholders (if convened);

“Articles” -	means these Articles of Association, as amended from time to time;

“ATI” -	means Accelerated Technologies, Inc.;

“Board” or -

“Board of Directors” -	means the Board of Directors of the Company;

“Chairman”-	means the Chairman of the Board of Directors as set forth in Article 50 herein;

“Company” -	means Motus GI Medical Technologies, Ltd.;

“Companies Law” -	means the Israeli Companies Law, 5759-1999, as the same shall be amended from time to time;

“Conversion Notice”	has the meaning set forth in Article 5(c).

“Conversion Price”	has the meaning set forth in Article 5(d).

“Deemed Issuance”	Deemed Issuance shall mean the issuance of options to purchase or rights to subscribe to any Additional Shares, or securities by their terms convertible of exchangeable for Additional Shares, or options to purchase or rights to subscribe to such convertible or exchangeable securities, which may be exercised of converted into Additional Shares;

“Director” -	means a member of the Board of Directors;

“Excluded Securities”	has the meaning set forth in Article 5(d)(ii)(G);

“Extraordinary General Meeting(s)” -	has the meaning set forth in Article 25;

“Founder” -	means Boris Shtul Identity number 307247049 and NGT to the extent pertaining to the Ordinary Shares held by NGT;

“General Meeting(s)” -	means either an Annual General Meeting or an Extraordinary General Meeting;

“IPO” -	means the closing of a bona fide initial underwritten offering of the Company’s securities to the public on a recognized exchange (e.g. NASDAQ, AIM), pursuant to a registration statement under the U.S. Securities Act of 1933, as amended, the Israeli Securities Law - 1968, or similar securities laws of another jurisdiction;

“Jacobs” -	means Jacobs Investments LLC and any Permitted Transferee thereof;

“NGT”-	means N.G.T. New Generation Technologies Ltd. and any Permitted Transferee thereof;

“NGT Director(s)”-	means the Director appointed by NGT;

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“Office Holder” -	means every Director and every officer of the Company, including without limitation, each of the persons defined as “Nosei Misra” in the Companies Law;

“Orchestra” -	means Orchestra Medical Ventures II, Orchestra Medical Ventures II Annex, Orchestra Medical Ventures GP, LLC, Orchestra Motus Co-Investment Partners LLC and all of their respective limited and general partners, members and any Permitted Transferee of any of the foregoing;

“Orchestra Director(s)”-	means the Director(s) appointed by Orchestra except as otherwise provided for herein in Article 40;

“Ordinary Director”-	means the Director appointed by the holders of the majority of the issued and outstanding Ordinary Shares;

“Ordinary Shares” -	means the Company’s Ordinary Shares, nominal value NIS 0.01 each;

“Original Issue Price” -	means, with respect to a Preferred Share, the Price Per Share (subject to adjustment in the event of share splits, share dividends, reclassifications and other like events);

“Permitted Transferee” -	means, with respect to: (A) any shareholder: (i) any member of such shareholder’s immediate family (including, with respect to Boris Shtul, Ms. Alexandra Pevzner I.D 307285841); (ii) any Person Affiliated with such shareholder subject to the approval of the Board which approval shall not be unreasonably withheld; (iii) any fund, or any beneficiary of any trust or any account or arrangement managed by such shareholder or by the general partner or managing entity of such shareholder, or by an affiliate thereof; (iv) any shareholder, member or other equity holder of such shareholder; or (B) with respect to Orchestra or ABV: any member, general partner or any limited partner of Orchestra or ABV, respectively; or (C) with respect to NGT: (i) any affiliate entity of NGT that shall be established pursuant to restructuring and/or reorganization of NGT or any transfer/sale of NGT’s holdings to other entity controlled by NGT’s shareholders pursuant to an assets purchase agreement or a merger; or (ii) NGT’s, employees and consultants (each in this subsection (ii), an “NGT Transferee”), provided that a transfer(s) to such NGT’s Transferee shall be limited to the aggregate amount of 300,000 Ordinary Shares of the Company and that such NGT’s Transferee assumes NGT’s rights and obligations towards the Company and/or its shareholders and is subject to the provisions of these Articles, as applicable;

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“Person” -	means an individual, corporation, partnership, joint venture, trust, and any other body corporate or unincorporated organization;

“Preferred Shareholder(s)” -	means the holders of the Preferred Shares;

“Preferred Share(s)” -	means the Company’s Series A Preferred Shares, nominal value NIS 0.01 each;

“Price Per Share” -	means, with respect to a Preferred Share, the price actually paid for such Preferred Share upon the issuance thereof;

“Qualified IPO”-	means the Company’s IPO at a price per share which is at least 5 (five) times the Original Issue Price (adjusted for share combinations or splits or other recapitalizations of the Company’s Shares), yielding gross proceeds to the Company of at least US$30,000,000 (Thirty Million US Dollars);

“Register of Shareholders” -	means the register of shareholders that must be maintained pursuant to Section 127 of the Companies Law;

“Series A Director(s)” -	means any of the Orchestra Director(s), the ABV Director and or the NGT director;

“Series A Investors” -	means the purchasers of Series A Preferred Shares under the Series A Share Purchase Agreement;

“Series A SPA” –	means the Series A Share Purchase Agreement dated September 15, 2011 entered into between the Company and each of the purchasers of Series A Preferred Shares thereunder; and

“Year” and “Month” -	a Gregorian month or year.

  1.2 Interpretation

(a) Any capitalized term used but not otherwise defined in these Articles shall have the meaning ascribed to it in the Companies Law.

(b) Words and expressions importing the singular shall include the plural and vice versa; words and expressions importing the masculine gender shall include the feminine gender; and words and expressions importing persons shall include bodies corporate.

(c) The captions used in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction of any portion hereof.

(d) Any use, reference or application of the terms “conversion”, “convert”, “convertible” or “converting” of Preferred Shares as detailed in these Articles shall be deemed to include conversion by way of reclassification to the extent reasonably applicable in the context.

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(e) For the purposes of these Articles the phrase “on an as-converted basis” means that with respect to any given right in question, and for any calculation of shareholding in the Company, Preferred Shares shall be calculated as, and shall have the effect of, such number of Ordinary Shares into which such Preferred Shares are convertible at that time.

(f) All shares held (beneficially or of record), at the time of applicable calculation, by shareholders who are Permitted Transferees (including Affiliates) of each other, shall be aggregated together for the purpose of determining the availability to such holders of any rights under these Articles, and such rights – to the extent they are determined to be available at such time - may be exercised (up to the maximum extent so determined to be available in the aggregate to all such shareholders) by any, some or all of such shareholders who are Permitted Transferees (including Affiliates) of each other.

(g) In the event of a conflict between by English version of these Articles and the Hebrew version thereof, the English version shall govern.

2. Private Company; Objects of the Company

2.1 The Company is a private company, and accordingly:

(a) The Company may not offer its securities to the public.

(b) The right to transfer shares of the Company is restricted as provided in these Articles.

2.2 The number of shareholders of the Company at any time (other than employees or former employees of the Company who continue to be shareholders of the Company) shall not exceed 50; provided, however, that if two or more individuals hold a share or shares of the Company jointly, they shall be deemed to be one shareholder for purposes of this Article.

2.3 The objects of the Company shall be to engage in any lawful activity.

2.4 The Company may contribute reasonable amounts for any suitable purpose or categories of purposes even if such contributions do not fall within business considerations of the Company. The Board of Directors may determine the amounts of the contributions, the purpose or categories of purposes for which the contribution is to be made, and the identity of the recipient of any contribution.

3. Limitation of Liability. The liability of the shareholders is limited to the payment of the nominal value of the shares in the Company held thereby, and which remains unpaid, and only to that amount. If the Company’s share capital shall at any time include shares without a nominal value, the liability of the holders of such shares shall be limited to the payment of up to NIS 0.01 for each such share held thereby, and which remains unpaid, and only to that amount.

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SHARE CAPITAL

4.	Share Capital

4.1 The authorized share capital of the Company is seven hundred eighty thousand New Israeli Shekels (NIS 780,000) divided into forty five million (45,000,000) Ordinary Shares, of nominal value NIS 0.01 each, and thirty three million (33,000,000) Series A Preferred Shares, of nominal value NIS 0.01 each.

4.2 The Preferred Shareholders shall have the rights, preference, privileges and restrictions granted to and imposed on the Preferred Shares as may be specifically indicated in these Articles and/or as the context may reasonably require. The Ordinary Shares shall have the rights and restrictions granted to and imposed on the same as set forth in these Articles.

4.3 The holders of Ordinary Shares are each entitled to receive notices of, and to attend, General Meetings of the shareholders of the Company, and for each share held, to one vote at such meetings for all purposes, and, subject to Article 54 hereof, to share in such dividends as may be declared in accordance with these Articles out of funds legally available therefore, and, subject to Articles 73 and 74 hereof, upon liquidation or dissolution, to share in the assets of the Company legally available for distribution to the shareholders after payment of all debts and other liabilities of the Company.

5.	The Preferred Shares

The Preferred Shares confer on the holders thereof all rights accruing to holders of Ordinary Shares in the Company, and in addition, bear the following rights:

(a) Subject to any provisions hereof conferring special rights as to voting, or restricting the right to vote, every holder of Preferred Shares shall have one vote for each Ordinary Share into which the Preferred Shares held by him of record could be converted (as provided in this Article), on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means. The Preferred Shareholder shall be entitled to vote, together with the holders of Ordinary Shares. Except as provided otherwise in these Articles or as otherwise provided by law, the Preferred Shareholders shall vote together with the holders of the Ordinary Shares as a single class (on an as-converted basis).

(b) Each Preferred Share shall be initially convertible at the option of the holder thereof, at any time after the date of issuance of such share, at the registered office of the Company (“Office”), into such number of fully paid and non-assessable Ordinary Shares as is determined by dividing the applicable Original Issue Price by the applicable Conversion Price and subject to adjustment under Article 5(d)) at the time in effect for such share. Furthermore, each Preferred Share shall be converted into such number of fully paid and non-assessable Ordinary Shares as is determined by dividing the applicable Original Issue Price by the applicable Conversion Price and subject to adjustment under Article 5(d)) at the time in effect for such share immediately prior to the closing of a Qualified IPO.

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(c) Before any holder of Preferred Shares shall be entitled (in the case of a conversion at such holder’s option) to convert the same into Ordinary Shares, he/she/it shall surrender the certificate or certificates therefor, duly endorsed, at the Office, and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names of any nominee for such holder in which the certificate or certificates for Ordinary Shares are to be issued. In the event that any Preferred Shareholder holding conversion rights pursuant to Article 5 elects to convert any of its Preferred Shares into Ordinary Shares such shareholder shall surrender the certificate or certificates representing such shares, to the Office, and shall give written notice to the Company at its Office, accompanied with a detailed written explanation as to how many Preferred Shares the Preferred Shareholder wishes to reclassify (“Conversion Notice”). Within a reasonable time after the receipt of the Conversion Notice by the Company, the Company shall seek any shareholders’ resolutions necessary to effectuate any such conversion by reclassification (if any). If no shareholders resolutions are required to give effect to such reclassification, such reclassification shall be deemed to have been effected immediately prior to the close of business on the date on which the Company received the Conversion Notice, or such later date as may be detailed in the Conversion Notice. However, if such reclassification requires an additional shareholders resolution(s), then in such event, such reclassification shall be deemed to have been effected immediately upon the adoption of the said resolution(s) or such later date as may be detailed in the Conversion Notice. The Company shall, as soon as practicable after the conversion by reclassification and tender of the certificate for the shares converted by reclassification, against the receipt of the original share certificate, issue and deliver a certificate or certificates for the number of Ordinary Shares to which such shareholder shall be entitled as a result of the aforesaid and shall indicate the same in the Register of Shareholders. If the conversion is in connection with a an IPO, then the conversion shall be deemed to have taken place automatically upon the reclassification of Preferred Shares into Ordinary Shares regardless of whether the certificates representing such shares have been tendered to the Company, but from and after such conversion any such certificates not tendered to the Company shall be deemed to evidence solely the Ordinary Shares received upon such conversion and the right to receive a certificate for such Ordinary Shares. If the conversion is in connection with a an IPO, the conversion may, at the option of any holder tendering Preferred Shares for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Ordinary Shares issuable upon such conversion of the Preferred Shares shall not be deemed to have converted such Preferred Shares until immediately prior to the closing of such offer of securities. The Company shall, as soon as practicable after the conversion and tender of the certificate for the Preferred Shares converted, issue and deliver at such office to such holder of Preferred Shares or to the nominee or nominees of such holder of Preferred Shares, a certificate or certificates for the number of Ordinary Shares to which such holder shall be entitled as aforesaid. In the event that at any time the Company receives a Conversion Notice or in the event of a Qualified IPO or any other conversion by reclassification contemplated in Article 5, each shareholder shall execute any document and/or resolution requested by the Company reasonably necessary in order to give effect to the reclassification privileges as set forth in Article 5.

(d) The initial conversion price for the Preferred Shares shall be the Original Issue Price (subject to any adjustments under this Article 5(d)) (the “Conversion Price”). The Conversion Price shall be adjusted from time to time as follows:

(i) (A) Upon each issuance (or Deemed Issuance, as defined above) by the Company of any Additional Shares (as defined below) at a price per share less than the applicable Conversion Price then in effect, except for an issuance described in Article 5(d)(iv) below, such Conversion Price will be reduced, for no additional consideration, in accordance with a weighted average anti-dilution formula, to a price (calculated to the nearest cent) determined by the following formula :

CP2 = CP1 * (A+B) / (A+C)

CP2	=	New Series A Conversion Price following the issuance of Additional Shares

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CP1	=	Series A Conversion Price in effect immediately prior to the new issuance of Additional Shares

A	=	Number of Ordinary Shares deemed to be outstanding immediately prior to new issue of Additional Shares on an as converted basis, treating for this purpose as outstanding all Ordinary Shares issuable upon conversion of all issued Preferred Shares and all Ordinary Shares issuable upon conversion or exercise of any other then currently outstanding convertible securities, warrants or options, but such number of Ordinary Shares shall not include any convertible securities converting into the then applicable Additional Shares.

B	=	Aggregate consideration received by the Company with respect to the new issue of Additional Shares divided by CP1. (i.e. Aggregate consideration / CP1)

C	=	Number of Additional Shares issued

(B) No adjustments to the Conversion Price shall be made in an amount less than one agura (NIS 0.01) per share. No adjustment to the Conversion Price shall be made if it has the effect of increasing the Conversion Price beyond the applicable Conversion Price immediately prior to such adjustment.

(C) The consideration for the issuance of Additional Shares in the case of the issuance of Additional Shares for cash shall be deemed to be the amount of cash received therefor. In the case of the issuance of the Additional Shares for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors in good-faith. In the case of a Deemed Issuance of Additional Shares, the consideration for the Additional Shares shall be deemed to be the aggregate consideration received by the Company on the issuance of the securities themselves, taken together with any additional consideration (if any) to be paid to the Company on the exercise or conversion of the securities.

(D) In the case of the issuance of options to purchase or rights to subscribe for Ordinary Shares, or securities by their terms convertible into or exchangeable for Ordinary Shares or options to purchase or rights to subscribe for such convertible or exchangeable securities, the aggregate maximum number of Ordinary Shares deliverable upon exercise (assuming the satisfaction of any conditions to exercise, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Ordinary Shares, or upon the exchange or conversion of such security, shall be deemed to be Additional Shares issued at the time of the issuance of such options, rights or securities, at a consideration equal to the consideration (determined in the manner provided in Sub-article (d)(i)(C)), received by the Company upon the issuance of such options, rights or securities plus any additional consideration payable to the Company pursuant to the term of such options, rights or securities (without taking into account potential anti-dilution adjustments) for the Ordinary Shares covered thereby; provided, however, that if any options as to which an adjustment to the Conversion Price has been made pursuant to this Article 4(d)(i)(D) expire without having been exercised, then the Conversion Price shall be readjusted as if such options had not been issued (without any effect, however, on adjustments to the Conversion Price as a result of other events described in this Article).

(E) For purpose of Sub-article (d)(i) hereof, the consideration for any Additional Shares shall be taken into account at the U.S. Dollar equivalent thereof, on the day such Additional Shares are issued or deemed to be issued pursuant to Sub-article (d)(i)(D).

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(ii) “Additional Shares” shall mean any Ordinary Shares issued, or deemed to have been issued pursuant to Subarticle (d)(i)(D), by the Company other than:

(A) Ordinary Shares or Preferred Shares issued or issuable upon a pro-rata share split, share dividend, or any subdivision of Ordinary Shares pursuant to a transaction described in Subarticles (d)(iii) or (d)(iv) hereof.

(B) Ordinary Shares (or options to purchase such Ordinary Shares) issued or issuable to employees, directors, consultants of the Company or other persons (including without limitation, corporate entities) pursuant to any option plan approved by the Board of Directors including an Orchestra Director and an ABV Director.

(C) Securities issuable upon conversion of any of the Preferred Shares, or as a dividend or distribution on the Preferred Shares.

(D) Securities issued upon the conversion of any debenture, warrant, option, or other convertible security (the issuance of which did not cause an adjustment hereunder).

(E) Any Ordinary Shares issuable to ATI pursuant to the Consulting Services Agreement between the Company and ATI dated September 15, 2011.

(F) Preferred Shares issuable in the Second Milestone Closing, Third Milestone Closing or Final Milestone Closing of the Series A SPA (as such terms are defined therein), including any shares issuable pursuant to any acceleration of any of the aforementioned closings, or pursuant to Section 2.2.6 of the Series A SPA, or Ordinary Share issued to or reclassified into Ordinary Shares for a Defaulting Purchaser under the Series A SPA.

(G) Securities issued by the Company in connection with an IPO or a Qualified IPO.

(I) Securities constituting not more than 5% of Ordinary Shares, calculated on a fully diluted as converted basis, to a strategic investor (as determined as such by the Board including an Orchestra Director and an ABV Director).

sub-Articles 5 (d)(ii) (A)-(G) inclusive, collectively referred to as “Excluded Securities”.

(iii) If the Company subdivides or combines its Ordinary Shares, the Conversion Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Company fixes a record date for the purpose of so subdividing, as at such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination, or, if the Company fixes a record date for the purpose of so combining, as at such record date, whichever is earlier.

(iv) If the Company at any time pays a dividend, with respect to its Ordinary Shares only, payable in additional shares of Ordinary Shares or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Ordinary Shares, without any comparable payment or distribution to the holders of Preferred Shares (hereinafter referred to as “Ordinary Shares Equivalents”), then the Conversion Price shall be adjusted as at the date the Company fixes as a record date for the purpose of receiving such dividend (or if no such record date is fixed, as at the date of such payment) to that price determined by multiplying the applicable Conversion Price in effect immediately prior to such record date (or if no record date is fixed then immediately prior to such payment) by a fraction (a) the numerator of which shall be the total number of Ordinary Shares outstanding and those issuable with respect to Ordinary Shares Equivalents prior to the payment of such dividend, and (b) the denominator of which shall be the total number of shares of Ordinary Shares outstanding and those issuable with respect to such Ordinary Shares Equivalents immediately after the payment of such dividend (plus, in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with such dividend).

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(e) In the event the Company declares a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Subarticle (d)(iv) other than as part of a Deemed Liquidation, then, in each such case, the holders of the Preferred Shares shall be entitled to receive a proportionate share of any such distribution, in respect of their holdings on an as-converted basis as of the record date for such distribution.

(f) If at any time or from time to time there shall be a recapitalization of the Ordinary Shares (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Article 5), provision shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of Ordinary Shares or other securities or property of the Company or otherwise, to which a holder of Ordinary Shares deliverable upon conversion of the Preferred Shares would have been entitled immediately prior to such recapitalization. In any such case, appropriate adjustments shall be made in the application of the provisions of this Article 5 with respect to the rights of the holders of the Preferred Shares after the recapitalization to the end that the provisions of this Article 5 (including adjustments of the Conversion Price then in effect and the number of shares issuable upon conversion of the Preferred Shares) shall be applicable after that event as nearly equivalent as may be practicable.

(g) The Company will not, by amendment of these Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder in this Article 5 by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article 5 and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Shares against impairment.

(h) No fractional shares shall be issued upon conversion of the Preferred Shares, and the number of shares of Ordinary Shares to be issued shall be rounded to the nearest whole share.

(i) Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article 5, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Shares a certificate setting forth each adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment or readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Ordinary Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Preferred Share.

(j) [RESERVED]

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(k) The Company shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares, solely for the purpose of effecting the conversion of the Preferred Shares, such number of its Ordinary Shares as shall from time to time be sufficient to effect the conversion of all issued and outstanding Preferred Shares; and if at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, in addition to such other remedies as shall be available to the holders of such Preferred Shares, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Ordinary Share capital to such number of shares as shall be sufficient for such purposes.

(l) Notwithstanding any of the aforesaid, in the event that a Purchaser (as defined in the Series A SPA) is a Defaulting Purchaser (as defined in the Series A SPA), any Preferred Shares which have already been issued to such Defaulting Purchaser hereunder, shall be immediately and automatically converted and/or reclassified into an equal number of Ordinary Shares on a non-preferential basis, and each of the shareholders irrevocably undertakes to pass any resolution required to give effect to such conversion and/or reclassification and to take any such actions as may be required to effect such conversion and/or reclassification.

6.	Increase of Share Capital

(a) Subject to and in accordance with Article 75, the Company may, from time to time, by resolution of its shareholders, whether or not all the shares then authorized have been issued, and whether or not all the shares issued have been called up for payment, increase its authorized share capital. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, with such rights and preferences and subject to such restrictions, as such resolution shall provide.

(b) Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increased as aforesaid shall be subject to all the provisions of these Articles which are applicable to shares included in the existing share capital, without regard to class (and, if such new shares are of the same class as a class of shares included in the existing share capital, to all of the provisions that are applicable to shares of such class included in the existing share capital).

7.	Special Rights; Modification of Rights

(a) Subject to and in accordance with Article 75, and without prejudice to any special rights previously conferred upon the holders of existing shares in the Company the Company may, from time to time, by resolution of the holders of a majority of its shares provide for shares with such preferred or deferred rights or rights of redemption or other special rights or restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in such resolution.

(b) If at any time the share capital is divided into different classes of shares, the rights, preferences, privileges or powers of, or the restrictions attached to any class, subject to Article 75 and unless otherwise provided by these Articles, may be modified or abrogated by the Company by resolution of its shareholders, subject to the consent in writing, or vote at a separate meeting, of the holders of at least 50% of the issued shares of such class.

(c) The provisions of these Articles relating to General Meetings shall, mutatis mutandis, apply to any separate General Meeting of the holders of the shares of a particular class; provided, however, that the requisite quorum at any such separate General Meeting shall be one or more shareholders present in person or by proxy and holding at least 50% of the issued shares of such class.

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(d) Unless otherwise provided for in these Articles, the enlargement of an authorized class of shares, or the issuance of additional shares of such a class out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 7 to modify or abrogate the rights, preferences, privileges or powers of, or the restrictions attached to previously issued shares of such class or of any other class;

(e) Any right or limitation provided for the express benefit of a specifically named shareholder may not be amended or waived without the prior written consent of such shareholder.

8.	Consolidation, Subdivision, Cancellation and Reduction of Share Capital

(a) The Company may, from time to time, by a resolution by the holders of at least 50% of the voting power of the Company calculated on as converted basis (subject, however, to the provisions of Article 7(b) and 75 of these Articles and to applicable law):

(i) consolidate and divide all or any part of its issued or unissued authorized share capital into shares of a per share nominal value that is greater than the per share nominal value of its existing shares;

(ii) subdivide its shares (issued or unissued) or any of them into shares of lesser nominal value than is fixed by these Articles;

(iii) cancel any shares that, at the date of the adoption of such resolution, have not been purchased or subscribed for; or

(iv) reduce its share capital in any manner, and with and subject to any incident authorized, and consent required, by law.

(b) With respect to any consolidation of issued shares into shares of a greater nominal value per share, and with respect to any other action that may result in fractional shares, the Board of Directors may, subject to these Articles, settle any dispute that may arise with regard thereto as it deems fit, and in connection with any such consolidation or other action that may result in fractional shares may, subject to Article 75, without limitation:

(i) determine, as to any holder of shares so consolidated, which issued shares shall be consolidated into a share of a greater nominal value per share;

(ii) allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings; or

(iii) redeem, in the case of redeemable preference shares and subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings.

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SHARES

9.	Issuance of Share Certificates: Replacement Certificates

(a) Share certificates shall bear the signature (or facsimile thereof) of one Director or of any other person or persons authorized by the Board of Directors.

(b) Each shareholder shall be entitled to one numbered certificate for all the shares of any class registered in his name, and if the Board of Directors so approves, to several certificates, each for one or more of such shares.

(c) A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register of Shareholders in respect of such co-ownership.

(d) A share certificate that has been defaced, lost or destroyed may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors in its discretion deems fit.

10.	Registered Holder

Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by law, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

11.	Allotment of Shares; Preemptive Rights.

(a) Subject to the provisions of Articles 11(b) and 75, the shares shall be under the control of the Board of Directors, who shall have the power to allot, issue or otherwise dispose of shares to such persons, at such times, on such terms and conditions (including, inter alia, terms relating to calls as set forth in Article 13 hereof), and either at par value, at a premium or, subject to the provisions of the Companies Law, at a discount or with payment of commission, all as the Board of Directors deems fit; and, the Board of Directors shall also have the power to give any person the option to acquire from the Company any shares, either at nominal value, at a premium or, subject to the provisions of the Companies Law, at a discount or with payment of commission, for such period and for such consideration as the Board of Directors deems fit.

(b) Until an IPO or a Deemed Liquidation, each Shareholder holding not less than 2% of the Ordinary Shares of the Company (on an as-converted basis) (the “Preemptive Purchaser(s)” and the “Minimum Holdings”, respectively) shall have pre-emptive rights to purchase, pro-rata, all (or any part) of New Securities (as defined below) that the Company may, from time to time, propose to sell and issue. Each Preemptive Purchaser’s pro rata share shall be the ratio of the number of shares of the Ordinary Shares of the Company (on an as-converted basis) then held by such Preemptive Purchaser as of the date of the Rights Notice (as defined in Article 11(b)(ii)), to the sum of the total number of Ordinary Shares (on an as-converted basis) issued and outstanding as of such date.

(i) “New Securities” shall mean any Ordinary Shares or preferred shares of any kind of the Company, whether now or hereafter authorized, and rights, options, or warrants to purchase said Ordinary Shares or preferred shares, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Ordinary Shares or preferred shares; provided, however, that “New Securities” shall not include (i) Excluded Securities; or (ii) securities issued in an IPO or in connection with the acquisition of another corporation, business entity or line of business of another business entity by the Company by merger, consolidation, purchase of all or substantially all of the assets, or other reorganization as a result of which the Company owns not less than fifty percent (50%) of the voting power of such corporation; or (iii) Preferred Shares reclassified into Ordinary Shares pursuant to Section 8 of the Series A SPA;

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(ii) If the Company proposes to issue New Securities, it shall give each Preemptive Purchaser written notice to its registered address (the “Rights Notice”) of its intention, describing the New Securities, the price, the general terms upon which the Company proposes to issue them, and the number of shares that each Preemptive Purchaser has the right to purchase under this Article 11(b). Each Preemptive Purchaser shall have seven (7) days from delivery of the Rights Notice to agree to purchase all or any part of its pro-rata share of such New Securities. Additionally, only the Preferred Shareholders shall have seven (7) days from delivery of the Rights Notice to agree to purchase all or any part of the pro-rata share of any other Preemptive Purchaser entitled to such rights to the extent that such Preemptive Purchaser does not elect to purchase its pro-rata share, in each case for the price and upon the general terms specified in the Rights Notice, by giving written notice to the Company setting forth the quantity of New Securities to be purchased. If a Preemptive Purchaser does not respond to a Rights Notice within the aforesaid seven (7) day period, it shall be deemed to have waived its preemptive rights in full in connection with the issuance of the New Securities that are covered by such Rights Notice. If a Preferred Shareholder elects to purchase its full pro-rata shares and also elects to purchase additional shares such that the Preemptive Purchasers in the aggregate have elected to purchase more than 100% of the New Securities, such New Securities shall be issued to such Preferred Shareholder in accordance with its pro-rata share amongst the shares then held by all Preferred Shareholders.

(iii) To the extent that the Preemptive Purchasers fail to exercise in full their preemptive rights within the period or periods specified in Article 11(b)(ii), the Company shall have one hundred and twenty (120) days after delivery of the Rights Notice to sell the unsold portion of the New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company’s notice. If the Company has not sold the New Securities within said one hundred and twenty (120) day period the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Preemptive Purchasers in the manner provided above.

(iv) Notwithstanding any of the aforesaid, in the event that the implementation of the provisions of this Article 11 may require, in the opinion of the Board of Directors, the publication of a prospectus under the Israeli Securities Law, as a result of the number of Shareholders who are entitled to receive a Rights Notice, then the pre-emptive right pursuant to this Article 11 shall be in effect only in respect of such number of Shareholders which shall not require the preparation of a prospectus (in accordance with the Israeli Securities Law), and the Preemptive Purchasers who are entitled to purchase the largest pro rata portion of the New Securities (as determined pursuant to Article 11(b) above) among all those Shareholders that are entitled to the pre-emptive right hereunder.

12.	Payment in Installments

If, pursuant to the terms of allotment or issuance of any share, all or any portion of the price thereof shall be payable in installments, every such installment shall be paid to the Company on the due date thereof by the then registered holder(s) of the share or the person(s) then entitled thereto.

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13.	Calls on Shares

(a) The Board of Directors may, from time to time, as it in its discretion deems fit, make calls for payment upon shareholders in respect of any sum that has not been paid up in respect of shares held by such shareholders and which is not, pursuant to the terms of allotment or issuance of such shares or otherwise, payable at a fixed time. Each shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the Company at the time(s) and place(s) designated by the Board of Directors, as any such time(s) may subsequently be extended or place(s) changed. Unless otherwise stipulated in the resolution of the Board of Directors (and in the notice referred to below), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all the shares of the shareholder making payment in respect of which such call was made.

(b) Notice of any call for payment by a shareholder shall be given in writing to such shareholder not less than fourteen (14) days prior to the time of payment fixed in such notice, and shall specify the time and place of payment, and the person to whom such payment is to be made. Prior to the time for any such payment fixed in a notice of a call given to a shareholder, the Board of Directors may in its absolute discretion, by notice in writing to such shareholder, revoke such call in whole or in part, extend the time fixed for payment of such call or designate a different place of payment or person to whom payment is to be made. In the event of a call payable in installments, only one notice thereof need be given.

(c) If pursuant to the terms of allotment or issuance of a share, or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with sub-articles (a) and (b) of this Article 13, and the provisions of these Articles with regard to calls (and the nonpayment thereof) shall be applicable to such amount (and the non-payment thereof).

(d) Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

(e) Any amount called for payment that is not paid when due shall bear interest from the date fixed for payment until actual payment, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel) and shall be payable at such time(s) as the Board of Directors may prescribe.

(f) Upon the allotment of shares, the Board of Directors may provide for differences among the allottees of such shares as to the amounts and times for payment and of calls for payment in respect of such shares.

14.	Prepayment

With the consent of the Board of Directors any shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board of Directors may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board of Directors. The Board of Directors may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 14 shall derogate from the right of the Board of Directors to make any call for payment before or after receipt by the Company of any such advance.

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15.	Forfeiture and Surrender

(a) If any shareholder fails to pay an amount payable by virtue of a call, or interest thereon as provided for in accordance with these Articles, on or before the day fixed for payment of the same, the Board of Directors may at any time after the day fixed for such payment, so long as such amount or any portion thereof remains unpaid, forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including, without limitation, attorneys’ fees and costs of legal proceedings, shall be added to, and shall for all purposes (including the accrual of interest thereon) constitute a part of the amount payable to the Company in respect of such call.

(b) Upon the adoption of a resolution as to the forfeiture of a shareholder’s share, the Board of Directors shall cause notice thereof to be given to such shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than fourteen (14) days after the date such notice is given and which may be extended by the Board of Directors), such shares shall ipso facto be forfeited; provided, however, that prior to such date the Board of Directors may nullify such resolution of forfeiture, but no such nullification shall stop the Board of Directors from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

(c) Without derogating from Articles 56 and 61 of these Articles, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid shall be deemed to have been forfeited at the same time.

(d) The Company, by resolution of the Board of Directors, may accept the voluntary surrender of any share.

(e) Any share forfeited or surrendered as provided herein shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board of Directors deems fit.

(f) Any shareholder whose shares have been forfeited or surrendered shall cease to be a shareholder in respect of the forfeited or surrendered shares, but shall nonetheless be liable to pay and shall promptly pay, to the Company all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment at the rate prescribed in Article 13(e) above, and the Board of Directors, in its discretion, may enforce the payment of such moneys or any part thereof. In the event of such forfeiture or surrender, the Company, by resolution of the Board of Directors, may accelerate the date(s) of payment of any or all amounts then owed to the Company by the shareholder in question (but not yet due) in respect of all shares owned by such shareholder, solely or jointly with another.

(g) The Board of Directors may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall stop the Board of Directors from re-exercising its powers of forfeiture pursuant to this Article 15.

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16.	Lien

(a) Except to the extent that the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his debts, liabilities and obligations to the Company arising from any amount payable by such shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or obligation has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of any lien existing on such shares immediately prior to such transfer.

(b) The Board of Directors may cause the Company to sell a share subject to such a lien when the debt, liability or obligation giving rise to such lien has matured, in such manner as the Board of Directors deems fit, but no such sale shall be made unless such debt, liability or obligation has not been satisfied within fourteen (14) days after written notice of the intention to sell shall have been served on such shareholder, his executors or administrators.

(c) The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or obligations of such shareholder in respect of such share, and any residue shall be paid to the shareholder, his executors, administrators or assigns.

17.	Sale After Forfeiture or Surrender or in Enforcement of Lien

Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board of Directors may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser’s name to be entered in the Register of Shareholders in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings or to the application of the proceeds of such sale, and after his name has been entered in the Register of Shareholders in respect of such share, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

18.	Redeemable Shares.

The Company may, subject to applicable law and Article 74, issue redeemable shares and redeem the same.

TRANSFER OF SHARES

19.	Prohibited Transfers; Rights of First Refusal; and Permitted Transfers.

(a) Prohibited Transfers

(i) The Ordinary Shares of employees of the Company shall not be transferable for so long as they are employed by the Company.

(ii) Until the earlier of an (a) an IPO (b) a Deemed Liquidation, (c) 36 months from the date of the Initial Closing (as defined in the Series A SPA) and (d) the Third Milestone Closing Date (as such term is defined in the Series A SPA), the Ordinary Shares held by NGT and/or Boris Shtul (only after he is no longer employed by the Company) shall be transferable (subject to the rights of first refusal set out herein) only with the prior written consent of Orchestra and ABV, provided however, that Orchestra and/or ABV shall only have the right to reject such transferee(s) on reasonable grounds. After the Third Milestone Closing Date such shares shall be transferable subject to the rights of first refusal set out below.

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(iii) Legend. Each certificate representing shares of the Holders shall be endorsed with the following legend:

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF ASSOCIATION OF THE COMPANY. COPIES OF SUCH ARTICLES MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(b) Rights of First Refusal.

Until an IPO or a Deemed Liquidation Event (as defined in Article 74), except for: (i) transfers and/or dispositions to Permitted Transferees, or (ii) disposition as of the result of a realization of a pledge of ordinary shares held by NGT in favor of the State of Israel or the Office of the Chief Scientist (up to an aggregate amount of 1,350,000 ordinary shares), any transfer of shares by any shareholder shall be subject to the following:

(i) Each holder of Ordinary Share and/or Preferred Shares proposing to transfer all or any of its shares, pursuant to the terms of a bona fide offer received from any person or entity, except to a Permitted Transferee (the “Offeror”) shall first request the Company, by written notice (which shall contain all the information necessary to enable the Company to do so), to offer such shares (for purposes of this Article 19(b), the “Offered Shares”), on the terms of the proposed transfer, to the Preferred Shareholders (the “Primary Offeree(s)” and “Primary Right”, respectively). The Company shall comply with such request by sending the Primary Offerees a written notice (the “Offer”), stating therein the identity of the Offeror and of the proposed transferee(s) and the proposed terms of sale of the Offered Shares. Any Primary Offeree may accept such Offer in respect of all or any of the Offered Shares by giving the Company notice to that effect within twenty-one (21) days after being served with the Offer. Any Primary Offeree that fails to respond to an Offer within the aforesaid twenty-one (21) day period shall be deemed to have waived its rights in connection with the sale of the Offered Shares pursuant to such Offer.

(ii) If the acceptances with respect to the Primary Right, in the aggregate, are in respect of all of, or more than, the Offered Shares, then the accepting Primary Offerees shall acquire the Offered Shares, on the terms aforementioned, in proportion to their respective holdings, provided, that no Primary Offeree shall be entitled to acquire under the provisions of this Article 19(b) more than the number of Offered Shares initially accepted by such Primary Offeree, and upon the allocation to it of the full number of shares so accepted, it shall be disregarded in any subsequent computations and allocations hereunder. Any shares remaining after the computation of such respective entitlements shall be re-allocated among the accepting Primary Offerees (other than those to be disregarded as aforesaid), in the same manner, until one hundred percent (100%) of the Offered Shares have been allocated as aforesaid.

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(iii) In the event that none of the Primary Offerees have elected to exercise the Primary Right in accordance with Article 19(b) above, or if the amount of the Offered Shares the Primary Offerees elect to purchase does not equal or exceed the total amount of the Offered Shares, the Company shall give notice of the Offer terms in writing to the Ordinary Shareholders holding at least 1% of the outstanding Ordinary Shares who do not hold Preferred Shares (the “Secondary Offeree(s)”). Each Secondary Offeree shall have the right (the “Secondary Right”) to purchase from the Offeror at the same price and on the same terms (x) that portion of the Offered Shares as the aggregate number of shares of Ordinary Shares held by such Secondary Offeree bears to the total number of shares of Ordinary Shares held by all the Secondary Offerees (the “Secondary Basic Amount(s)”) and (y) such additional portion of the remaining Offered Shares as any Secondary Offeree indicates it will purchase, for a period of seven (7) business days after delivery of such notice (the “Secondary Right Period”). Any shares remaining after the computation of such respective entitlements shall be re-allocated among the accepting Secondary Offerees, in the same manner, until one hundred percent (100%) of the Offered Shares have been allocated as aforesaid.

(iv) If the acceptances set forth above, in the aggregate, are in respect of less than the number of Offered Shares, then the accepting Primary Offerees and Secondary Offerees shall not be entitled to acquire the Offered Shares, and the Offeror, at the expiration of the aforementioned twenty-one (21) day period or seven (7) day period (as applicable), shall be entitled to transfer all (but not less than all) of the Offered Shares to the proposed transferee(s) identified in the Offer, provided, however, that in no event shall the Offeror transfer any of the Offered Shares to any transferee other than such proposed transferee(s) or transfer the same on terms more favorable to the proposed transferee than those stated in the Offer, and, provided, further, that any of the Offered Shares not transferred within ninety (90) days after the expiration of such twenty-one (21) day period shall again be subject to the provisions of this Article 19(b).

(v) For the purposes of any Offer under this Article 19(b), the respective holdings of any number of accepting Primary Offerees and Secondary Offerees shall mean the respective proportions of the aggregate number of Ordinary and/or Preferred Shares held by such accepting Primary Offerees and Secondary Offerees as determined prior to such Offer.

(vi) The provisions of Article 19 shall apply, mutatis mutandis, to the transfer of any other Company securities that are convertible or exercisable, into Preferred Shares and/or Ordinary Shares of the Company.

(c) Permitted Transfers.

Notwithstanding Articles 19(a) and (b), any Shareholder of the Company may transfer (whether or not for consideration) shares to a Permitted Transferee without being subject to the provision of Articles 19(a) and (b). No transfer under this Article 19 shall be made to any transferee, unless such transferee agrees in writing to be bound by all agreements binding upon the transferor immediately prior to such transfer. No subsequent transfer of any of such shares may be made except in conformity with the provisions of this Article 19. Should any shareholder wish to transfer shares to more than 2 Permitted Transferees, in a single transfer or a series of transfers, in accordance with these Articles, such Permitted Transferees shall enter into a proxy or similar arrangement reasonably acceptable to the Board, which proxy shall apply to all such Permitted Transferees as a group.

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20.	Approval and Registration of Transfers.

(a) No transfer, other than transfers to Permitted Transferees, shall be effective until approved by the Board, which approval shall not be unreasonably withheld. The Board may reasonably and in good faith, subject to these Articles and subject to any of the Company’s written agreements with or undertakings in writing towards any shareholder of the Company, refuse to approve such transfer of shares to: (i) a direct competitor of the Company; (ii) any third party, until such time as the Board is satisfied in its reasonable discretion that all applicable provisions of these Articles have been complied with in full and in good faith in connection with such proposed transfer. The determination of whether a proposed transferee is a direct competitor shall be in the sole discretion of the Board, provided that such determination is done reasonably and in good faith. Prior to the registration of a transfer of shares, the Board may require proof of compliance with the provisions of these Articles in respect of such transfer. If the Board makes use of its powers in accordance with this Article and refuses to register a transfer of shares, it must provide written notice of its refusal to the transferee within fourteen (14) days from the date the deed of transfer was furnished to the Company.

(b) No transfer of shares shall be registered unless there has been compliance with the procedure set forth in Article 19, and made in writing in the form appearing below, or any other form satisfactory to the Board of Directors from time to time. Such form of transfer shall be delivered to the offices of the Company, together with share certificate(s) and such other evidence of title as the Board of Directors may reasonably require. Until the transferee has been registered in the Register of Shareholders in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof.

Deed of Transfer of Shares

__________ (the “Transferor”) hereby transfers to ____________, of ________________ (the “Transferee”) _______ share(s) having nominal value of NIS ________ each in Motus GI Medical Technologies, Ltd., to the Transferee, its executors, administrators, and assigns, subject to the several conditions on which the Transferor held the same at the time of the execution hereof; and the Transferee, does hereby agree to take said share(s) subject to the conditions aforesaid. As witness we have hereunto set our hands the ____ day of _____ 20__.

[Name of Transferee]	[Name of Transferor]

By:	By:

Name:	Name:

Address:	Address:

[Name of Witness to Transferee]	[Name of Witness to Transferor]

By:	By:

Name:	Name:

Address:	Address:

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(c) The deed of share transfer shall be executed both by the transferor and transferee, and the transferor shall be deemed to remain a holder of the share until the name of the transferee is entered into the Register of Shareholders in respect thereof.

(d) The Board of Directors may, to the extent it deems necessary in its discretion, close the Register of Shareholders for registrations of transfers of shares during any year for one period, not to exceed two weeks, determined by the Board of Directors, and no registrations of transfers of shares shall be made by the Company during any such period during which the Register of Shareholders is so closed.

21. Record Date for Notices of General Meetings. Despite any contrary provision of these Articles, the Board of Directors may fix a date, not exceeding forty-five (45) days prior to the date of any General Meeting, as the date as of which shareholders entitled to notice of and to vote at such meeting shall be determined, and only those persons who were holders of record of voting shares on such date shall be entitled to notice of and to vote at such meeting.

TRANSMISSION OF SHARES

22.	Decedent’s Shares.

(a) In case of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 22(b) of these Articles have been effectively invoked.

(b) Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient), shall be registered as a shareholder in respect of such share and such transfer shall not be subject to articles 19(a) and 19(b) hereof, or may, subject to the articles as to transfer herein contained, transfer such share.

23.	Receivers and Liquidators.

(a) Notwithstanding Articles 19(a) and (b) hereof, the Company may recognize any receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, as being entitled to the shares registered in the name of such shareholder.

(b) Such receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate shareholder, and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, upon producing such evidence as the Board of Directors may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a shareholder in respect of such shares, or may, subject to the regulations as to transfer contained in these Articles, transfer such shares.

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GENERAL MEETINGS

24.	Annual General Meeting.

The Company shall not be required to hold an Annual General Meeting unless required for the purposes of appointing an auditor or unless one of the shareholders or Directors requests the Company to hold such a meeting, provided, however, that the Directors’ report and the Company’s financial statements for that year are sent to all shareholders no later than fifteen (15) months after the holding of the last preceding General Meeting (or the mailing of the last preceding Directors’ report and financial statements as per this Article).

25.	Extraordinary General Meetting.

All General Meetings other than Annual General Meetings (if convened) shall be called “Extraordinary General Meetings”. The Board of Directors may, whenever it deems fit, convene an Extraordinary General Meeting, at such time and place, within the State of Israel, as may be determined by the Board of Directors, and shall be obligated to do so upon a request in writing in accordance with Sections 63 or 64 of the Companies Law.

26.	Notice of General Meetings; Omission to Give Notice.

(a) Notice of a General Meeting shall be delivered at least seven (7) days prior to the date for convening of the meeting (but not more than forty-five (45) days before such date) to each of the shareholders listed in the Register of Shareholders to its registered address in the manner specified in these Articles. Each such notice shall specify the place and the date and hour of the meeting, the agenda, reasonable detail of the matters to be discussed at the meeting, and arrangements for voting by proxy if the matters on the agenda for the meeting include matters in respect of which shareholders may vote by proxy under any law or in accordance with these Articles. If the agenda of the meeting includes a proposal to amend these Articles, the text of the proposed amendment shall be specified.

(b) A resolution may be proposed and adopted at a meeting even though the notice prescribed in this Article has not been given, subject to the consent of all of the shareholders entitled to vote thereon.

(c) The non-receipt of notice sent to a shareholder to his/her/its registered address, shall not invalidate the proceedings at such meeting.

PROCEEDINGS AT GENERAL MEETINGS

27.	Quorum.

(a) No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the quorum required under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business.

(b) In the absence of contrary provisions in these Articles, two or more shareholders (not in default in payment of any sum referred to in Article 33(a) of these Articles), present in person or by proxy within half an hour after the time set for the General Meeting and holding in the aggregate at least 50% of the outstanding voting power of the Company calculated on an as-converted basis shall constitute a quorum of General Meetings.

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(c) If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon request under Sections 63 or 64 of the Companies Law, shall be dissolved, but in any other case it shall be adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of at least 50% of the voting power represented at the meeting in person or by proxy and voting on the question of adjournment. No business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called. At such adjourned meeting (other than an adjourned separate meeting of a particular class of shares as referred to in Article 7 of these Articles), any two shareholders (not in default as aforesaid) present in person or by proxy holding in the aggregate at least 50% of the outstanding voting power of the Company calculated above on an as-converted basis shall constitute a quorum.

28.	Chairman.

The Chairman of the Board of Directors shall preside at every General Meeting of the Company. If at any meeting the Chairman is not present within 15 minutes after the time fixed for holding the meeting or is unwilling to take the chair, the shareholders present shall choose someone of their number to be the chairman of such meeting. The office of Chairman shall not entitle the holder thereof to a casting vote.

29.	Adoption of Resolutions at General Meetings.

(a) Subject to the provisions of Article 75, a resolution shall be deemed adopted if approved by the holders of at least 67% of the voting power represented at the meeting in person or by proxy and voting thereon.

(b) Every question submitted to a General Meeting shall be decided by a count of votes.

(c) A declaration by the Chairman of the meeting that a resolution has been carried unanimously, or carried by a particular majority, or defeated, and an entry to that effect in the minute book of the Company, shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

(d) Shareholders may participate in a general meeting by means of a conference telephone call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Article shall constitute presence in person at such meeting.

30.	Resolutions in Writing.

A resolution in writing signed by all shareholders of the Company then entitled to attend and vote at General Meetings or to which all such shareholders have given their written consent (by letter, telegram, telex, facsimile or otherwise) shall be deemed to have been unanimously adopted by a General Meeting duly convened and held.

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31.	Power to Adjourn.

The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called.

32.	Voting Power.

Subject to the provisions of Articles 5 and 33(a) and subject to any provisions of these Articles conferring special rights as to voting, or restricting the right to vote, every shareholder shall have one vote for each share held by him of record, on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means.

33.	Voting Rights.

(a) No shareholder shall be entitled to vote at any General Meeting (or be counted as part of the quorum) unless all calls then payable by him in respect of his shares in the Company have been paid.

(b) A company or other corporate body being a shareholder of the Company may duly authorize any person to be its representative at any meeting of the Company or to authorize or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such shareholder all the power that the latter could have exercised if it were a natural person. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman) shall be delivered to him.

(c) Any shareholder entitled to vote may vote either in person or by proxy (who need not be a shareholder of the Company), or if the shareholder is a company or other corporate body by a representative authorized pursuant to Article 33(b).

(d) If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For the purposes of this Article 33(d), seniority shall be determined by the order of registration of the joint holders in the Register of Shareholders.

PROXIES

34.	Instrument of Appointment.

(a) An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

“I [Name of Shareholder] of [Address of Shareholder] being a shareholder of Motus GI Medical Technologies, Ltd. hereby appoint [Name of Proxy] of [Address of Proxy] as my proxy to vote for me and on my behalf at the General Meeting of the Company to be held on the _____ day of _____________ and at any adjournment(s) thereof.

Signed this ____ day of ______________, [signature of appointer].”

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or in any usual or common form or in such other form as may be approved by the Board of Directors. Such proxy shall be duly signed by the appointor or such person’s duly authorized attorney or, if such appointor is a company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s).

(b) The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be delivered to the Company (at its principal place of business or at the offices of its registrar or transfer agent, or at such place as the Board of Directors may specify) not less than 24 hours before the time fixed for the meeting at which the person named in the instrument proposes to vote, or presented to the Chairman at such meeting.

35.	Effect of Death of Appointor or Transfer of Share or Revocation of Appointment.

(a) A vote cast in accordance with an instrument appointing a proxy shall be valid despite the prior death or bankruptcy of the appointing shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairman of such meeting prior to such vote being cast.

(b) An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the Chairman, subsequent to receipt by the Company of such instrument, of written notice signed by the person who signed such instrument or by the shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under Article 34(b) for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 34(b) of these Articles, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairman of such meeting of written notice from such shareholder of the revocation of such appointment, or if and when such shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid despite the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 35(b) at or prior to the time such vote was cast.

BOARD OF DIRECTORS

36.	Powers of Board of Directors.

(a)	General.

The management of the business of the Company shall be vested in the Board of Directors, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do, and are not required by law or these Articles to be done by the Company by action of its shareholders at a General Meeting. The authority conferred on the Board of Directors by this Article 36 shall be subject to the provisions of the Companies Law, these Articles and any regulation or resolution consistent with these Articles adopted from time to time by the Company by action of its shareholders at a General Meeting; provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors that would have been valid if such regulation or resolution had not been adopted.

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(b)	Borrowing Power.

Subject to Article 75, the Board of Directors may from time to time, at its discretion, cause the Company to borrow or guaranty the payment of any sum or sums of money for the purposes of the Company, and may secure or provide for the repayment of such sum or sums in such manner, at such times and upon such terms and conditions as it deems fit, and in particular by the issuance of bonds, perpetual or redeemable debentures, debenture stock, or any mortgages, charges or other security interest on the whole or any part of the property of the Company, both present and future, including its uncalled or called but unpaid capital for the time being.

(c)	Reserves.

The Board of Directors may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) that the Board of Directors, in its absolute discretion, shall deem fit, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or re-designate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board of Directors may from time to time think fit.

37.	Exercise of Powers of Board of Directors.

(a) A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers and discretion vested in or exercisable by the Board of Directors.

(b) Subject to Article 75 below, a resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors lawfully entitled to vote thereon and present when such resolution is put to a vote and voted thereon.

(c) A resolution may be adopted by the Board of Directors without convening a meeting as a resolution in writing signed (by letter, telegram, telex, facsimile or otherwise) by all of the Directors then in office and lawfully entitled to vote thereon.

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38.	Delegation of Powers.

(a) Subject to Section 112 of the Companies Law, the Board of Directors may delegate any or all of its powers to committees, each comprising of at least: (i) one Orchestra Director, (ii) one ABV Director and (iii) up until the Second Milestone Closing Date, one NGT Director or Ordinary Director) in each case if appointed, and it may from time to time revoke such delegation or alter the composition of any such committee. Any committee so formed (in these Articles referred to as a “Committee of the Board of Directors”), shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board of Directors. The meetings and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, so far as not superseded by any regulations adopted by the Board of Directors under this Article. Unless otherwise expressly provided by the Board of Directors in delegating powers to a Committee of the Board of Directors, such Committee shall not be empowered to further delegate such powers.

(b) Without derogating from the provisions of Article 52, the Board of Directors may, subject to the provisions of the Companies Law, from time to time appoint a secretary to the Company, as well as officers, agents, employees and independent contractors, as the Board of Directors may think appropriate, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Law, determine the powers and duties, as well as the terms and conditions of employment, of all such persons, and may require security in such cases and in such amounts as it thinks appropriate.

(c) The Board of Directors may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purpose(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it thinks fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors may think fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

39.	Number of Directors.

The Board of Directors shall consist of up to seven (7) Directors, to be appointed as follows:

(a)	the Ordinary Shareholders, (by a majority class vote) shall be entitled to appoint one (1) Director;

(b)	Orchestra shall be entitled to appoint two (2) Directors;

(c)	ABV shall be entitled to appoint one (1) Director;

(d)	NGT shall be entitled to appoint one (1) Director;

(e)	Mr. Mark Pomeranz shall be appointed by the Directors appointed in accordance with the provisions of sub-Sections 39(a)-(d), as a Director of the Company, and shall serve as a Director of the Company for as long as he continues to serve as the Chief Executive Officer of the Company; and

(f)	the members of the Board of Directors (by a majority vote), shall be entitled to elect (1) Director, who shall be an independent industry expert.

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40.	Defaulting Purchasers

(a) In the event that Orchestra funds all of ABV’s obligations under the Series A SPA, or visa versa, then in such case, Orchestra or ABV, as the case may be, shall have the right to appoint the ABV Director or the Orchestra Directors, as the case may be.

(b) In the event that Orchestra funds only a portion of ABV’s obligations under the Series A SPA, or visa versa, and the remaining deficiency is met by the other shareholders, then in such case, the Orchestra Directors or ABV Director, shall be appointed by the holders of the majority of the Preferred Shares taken up from the Defaulting Purchaser.

(c) In the event that any of (i) ABV; (ii) Orchestra; (iii) NGT shall have become a Defaulting Purchaser (as such term is defined in the Series A SPA) in connection with any Milestone Closing (as defined is the Series A SPA), then such Defaulting Purchaser shall ipso facto cease to have any right to nominate its Director(s), and, subject to Article 40(a) and 40(b) above, any Director(s) theretofore appointed thereby shall automatically cease to serve as Directors. The aforesaid shall not affect any rights hereunder to elect the Ordinary Director.

41.	Appointment and Removal of Directors.

(a) Except as otherwise provided in these Articles, Directors shall not be elected but shall be appointed as provided for herein.

(b) The appointment or removal of a Director shall be effected by the delivery of a notice to the Company at its principal office, signed by the holders of the shares entitled to effect such appointment or removal. Any appointment or removal shall become effective on the date fixed in the notice or upon delivery of the notice to the Company, whichever is later.

42.	Qualification of Directors.

No person shall be disqualified to serve as a Director by reason of his not holding shares in the Company or by reason of his having served as a Director in the past.

43.	Continuing Directors in the Event of Vacancies.

Subject to Article 39, in the event of one or more vacancies in the Board of Directors, the remaining Directors may continue to act in every matter and, pending the filling of any vacancy pursuant to the provisions of Articles 39 and 41, may appoint Directors to fill any such vacancy temporarily (such temporarily appointed Director being automatically deemed to be removed from the Board upon the appointment of a Director to fill the previous vacancy in accordance with Articles 39 and 41); provided, however, that if they number less than a majority of the number provided for pursuant to Article 39 of these Articles, they may act only in an emergency or to fill the office of Director that has become vacant up to the minimum number or in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies, so that at least a majority of the number of Directors provided for pursuant to Article 39 are in office as a result of such meeting.

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44.	Vacation of Office.

(a) The office of a Director shall be vacated, ipso facto, upon his death, or if he be found lunatic or become of unsound mind, or if he becomes bankrupt (or if the Director is a company, upon its winding-up).

(b) The office of a Director shall be vacated by his written resignation. Such resignation shall become effective on the date fixed therein or upon the delivery to the Company, whichever is later.

45.	Remuneration of Directors; Reimbursement of Expenses

A Director may be paid remuneration by the Company for his services as a Director, to the extent such remuneration shall have been approved by a General Meeting of the Company. The Company shall reimburse Directors for reasonable expenses incurred in connection with their service on the Board of Directors.

46.	Conflict of Interests.

Subject to the provisions of the Companies Law, no Director shall be disqualified by virtue of his office from holding any office or relationship of profit with the Company or with any company in which the Company shall be a shareholder or have another interest, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall in any way be interested, be avoided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or relationship of profit or realized from such contract or arrangement by reason only of such Director’s holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or in any other case no later than the first meeting of the Board of Directors after the acquisition of his interest.

47.	Alternate Directors.

(a) A Director may, by written notice to the Company, appoint an alternate for himself (in these Articles referred to as an “Alternate Director”), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason whatsoever. Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for an indefinite period, and for all purposes.

(b) Any notice given to the Company pursuant to Article 47(a) shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

(c) An Alternate Director shall have all the rights and obligations of the Director who appointed him, provided, however, that he may not in turn appoint an alternate for himself, and provided further, that an Alternate Director shall have no standing at any meeting of the Board of Directors or any committee thereof while the Director who appointed him is present.

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(d) Any person that meets the qualifications of a director under the Companies Law may act as an Alternate Director. One person may act as an Alternate Director for more than one Director, and a person serving as a director of the Company may act as an Alternate Director.

(e) An Alternate Director shall have the duties and responsibility of a Director. The appointment of an Alternate Director shall not negate the responsibility of the Director who appointed him.

(f) The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 44, and such office shall ipso facto be vacated if the Director who appointed such Alternate Director ceases to be a Director.

PROCEEDINGS OF THE BOARD OF DIRECTORS

48.	Meetings.

(a) The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Directors deem fit, provided, however, that the Board of Directors shall meet at least quarterly, unless otherwise agreed by a vote of the majority of the Directors.

(b) Any one (1) Director may at any time, and the Chairman of the Board of Directors upon the request of any Director shall, convene a meeting of the Board of Directors, but not less than five (5) days notice shall be given of any meeting so convened, provided, that the Board of Directors may convene a meeting without such prior notice with the consent of all of the Directors. Notice of any such meeting may be given in writing or by mail, telex, email, telegram or facsimile. Despite anything to the contrary in these Articles, failure to deliver notice to a Director of any such meeting in the manner required hereby may be waived by such Director, and a meeting shall be deemed to have been duly convened despite such defective notice if such failure or defect is waived prior to action being taken at such meeting by all Directors entitled to participate in such meeting to whom notice was not duly given.

(c) Directors may attend any meeting via telephone so long as all may hear and be heard.

49.	Quorum.

Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence in person or by telephone conference of a majority of the number of Directors appointed pursuant to Article 39 and lawfully entitled to vote on the subject matter of the relevant meeting, including at least one (1) Orchestra Director and the ABV Director (in each case if appointed) and until the Second Milestone Closing Date, the NGT Director, provided, that, all members of the Board of Directors received due notice of such meeting or telephone conference. No business shall be transacted at a meeting of the Board of Directors unless the requisite quorum is present (in person or by telephone conference) when the meeting proceeds to business. If within half an hour from the time appointed for the meeting a quorum is not present it shall be adjourned to the next business day, at the same time and place, unless a majority of the Board of Directors decides otherwise. No business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called. At such adjourned meeting the Directors (appointed pursuant to Article 39) present, and lawfully entitled to vote on the subject matter of the relevant meeting shall constitute a quorum. A Director who waives his/her right to be present at a meeting of the Board of Directors shall not be taken into account for the purpose of establishing the quorum requirements provided in this Article 49.

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50.	Chairman of the Board of Directors.

The Board may from time to time (by a majority vote) elect a Chairman from the acting Directors, and decide the period of time he shall hold such an office, and he shall preside at the meetings of the Board of Directors. The Chairman shall preside at every meeting of the Board of Directors, but if there is no such Chairman, or if at any meeting he is not present within fifteen (15) minutes of the time fixed for the meeting, or if he is unwilling to take the chairmanship, the Directors present shall choose one of their number to be the chairman of such meeting. The Chairman shall not have a casting or deciding vote.

51.	Validity of Acts Despite Defects.

All acts done bona fide at any meeting of the Board of Directors, or of a committee of the Board of Directors, or by any person(s) acting as Director(s), shall, even if it is subsequently discovered that there was some defect in the appointment of the participants in such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

GENERAL MANAGER

52.	General Manager.

The Board of Directors may from time to time appoint one or more persons, whether or not Directors, as General Manager, and may confer upon such person(s), and from time to time modify or revoke, such title(s) and such duties and authorities as the Board of Directors may deem fit, subject to such limitations and restrictions as the Board of Directors may from time to time prescribe. Unless otherwise determined by the Board of Directors, the General Manager shall have authority with respect to management of the Company in the ordinary course of business.

MINUTES

53.	Minutes.

(a) Minutes of each General Meeting, of each meeting of the Board of Directors and of each meeting of a Committee of the Board of Directors shall be recorded and duly entered in books provided for that purpose, and shall be held by the Company at its principal office or such other place as shall be determined by the Board of Directors. Such minutes shall, in all events, set forth the name of the persons present at the meeting and all resolutions adopted at the meeting.

(b) Any such minutes, if purporting to be signed by the Chairman of the Board of Directors, shall constitute prima facie evidence of the matters recorded therein.

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DIVIDENDS

54.	Declaration of Dividends; Dividend Preference.

Subject to Article 75, the holders of Preferred Shares shall be entitled to non-cumulative dividends (whether paid in cash or otherwise), at a rate of eight percent (8%) per year, payable out of funds legally available therefore, prior and in preference to the payment of dividends on any other class of shares of the Company (the “Dividend Preference”). Such dividends shall be payable only when, as and if approved by the Board of Directors.

Following the full payment of the Dividend Preference, the holders of Preferred Shares shall be entitled to participate, pro rata, in any dividends paid on the Ordinary Shares, on an as-converted basis.

55.	Funds Available for Payment of Dividends.

No dividend shall be paid otherwise than in accordance with the provisions of the Companies Law.

56.	Amount Payable by Way of Dividends.

Subject to the rights of the holders of Preferred Shares as to dividends pursuant to Article 54 above, any dividend paid by the Company shall be allocated among the shareholders entitled thereto in proportion to the sums paid up or credited as paid up on account of the nominal value of their respective holdings of the shares in respect of which such dividend is being paid without taking into account the premium paid up for the shares. The amount paid up on account of a share that has not yet been called for payment or fallen due for payment and upon which the Company pays interest to the shareholder shall not be deemed, for the purposes of this Article, to be a sum paid on account of the share.

57.	Interest.

No dividend shall carry interest as against the Company.

58.	Payment in Specie.

Upon the resolution of the Board of Directors, the Company (i) may cause any moneys, investments or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund or to the credit of a reserve fund for the redemption of capital, or in the control of the Company and available for dividends, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed among such of the shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, on the basis that they become entitled thereto as capital, or may cause any part of such capitalized fund to be applied on behalf of such shareholders in paying up in full, either at par or at such premium as the resolution may provide, any unissued shares or debentures or debenture stock of the Company that shall be distributed accordingly, in payment, in whole or in part, of the uncalled liability on any issued shares or debentures or debenture stock; and (ii) may cause such distribution or payment to be accepted by such shareholders in full satisfaction of their interest in the said capitalized sum.

59.	Implementation of Powers under Article 58.

For the purpose of giving full effect to any resolution under Article 58, and without derogating from the provisions of Article 7 hereof, the Board of Directors may settle any difficulty that may arise in regard to the distribution as it deems expedient, and in particular may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any shareholders upon the basis of the value so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debentures stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors.

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60.	Dividends on Unpaid Shares.

Without derogating from Article 56, the Board of Directors may give an instruction that shall prevent the distribution of a dividend to the holders of shares on which the full nominal amount has not been paid up.

61.	Retention of Dividends.

(a) The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities or obligations in respect of which the lien exists.

(b) The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any person is, under Articles 22 and 23, entitled to become a shareholder, or which any person is, under such Articles, entitled to transfer, until such person shall become a shareholder in respect of such share or shall transfer the same.

62.	Unclaimed Dividends.

All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Board of Directors of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof. The principal (and only the principal) of an unclaimed dividend or such other moneys shall be, if claimed, paid to a person entitled thereto.

63.	Mechanics of Payment.

Any dividend or other moneys payable in cash in respect of a share may be paid by check or draft sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to the joint holder whose name is registered first in the Register of Shareholders or his bank account or the person whom the Company may then recognize as the owner thereof or entitled thereto under Article 22 or 23 hereof, as applicable, or such person’s bank account), or to such person and at such other address as the person entitled thereto may by writing direct. Every such check or draft shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or draft by the bank upon which it is drawn shall be a good discharge to the Company.

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64.	Receipt from a Joint Holder.

If two or more persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

ACCOUNTS; AUDITS

65.	Books of Account.

The Board of Directors shall cause accurate books of account to be kept in accordance with the provisions of the Companies Law and of any other applicable law. Such books of account shall be kept at the principal office of the Company, or at such other place or places as the Board of Directors may deem fit, and they shall always be open to inspection by all Directors. Such books of account and other corporate documents and records shall also be open to inspection by the shareholders and by auditors appointed by the members, provided that such shareholders and auditors shall enter into confidentiality undertakings reasonably satisfactory to the Board of Directors.

66.	Audit.

At least once in every fiscal year the accounts of the Company shall be audited and the correctness of the profit and loss account and balance sheet certified by one or more duly qualified auditors.

67.	Auditors.

The appointment, authorities, rights and duties of the auditor(s) of the Company shall be regulated by Companies Law; provided, however, that the Board of Directors shall have the authority to fix the remuneration of the auditor(s).

RIGHTS OF SIGNATURE, STAMP AND SEAL

68.	Rights of Signature, Stamp and Seal.

(a) The Board shall be entitled to authorize any person or persons (who need not be Directors) to act and sign on behalf of the Company, and the acts and signature(s) of such person(s) on behalf of the Company shall bind the Company to the extent such person acted and signed within the scope of his or their authority.

(b) The Board may provide for a seal. If the Board so provides, it shall also provide for the safe custody thereof. Such seal shall not be used except by the authority of the Board of Directors and in the presence of the person(s) authorized to sign on behalf of the Company, who shall sign every instrument to which such seal is affixed.

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NOTICES

69.	Notices.

(a) For purposes of this Section, the term “Business Day” means a day on which the banks are open for business in the country of receipt of any notice.

(b) All notices and other communications made pursuant to these Articles shall be in writing and shall be conclusively deemed to have been duly given:

(i) in the case of hand delivery to the address of the respective Person, on the next Business Day after delivery;

(ii) in the case of delivery by an internationally recognized overnight courier to the address of the respective Person, freight prepaid, on the next Business Day after delivery;

(iii) in the case of a notice sent by facsimile transmission to the fax number of the respective Person, on the next Business Day after delivery, if facsimile transmission is confirmed;

(iv) in the case of a notice sent by email to the email address of the respective Person (if any), on the date of written acknowledgment of receipt of such e-mail by the recipient.

(c) In the event that notices are given pursuant to one of the methods listed in sub-clauses (b)(i) to (iii) above, a copy of the notice should also be sent by email (if one is provided).

(d) A Person may change or supplement the contact details for service of any notice pursuant to these Articles, or designate additional addresses, facsimile numbers and email addresses for the purposes of this Section, by giving the other Persons written notice of the new contact details in the manner set forth above.

EXEMPTION, INDEMNITY AND INSURANCE

70.	Exemption From Liability

Subject to the provisions of the Companies Law, the Company may exempt an Office Holder in advance from all or part of such Officer Holder’s responsibility or liability for damages caused to the Company due to any breach of such Office Holder’s duty of care towards the Company.

71.	Indemnification

(a) Subject to the provisions of the Companies Law, the Company may indemnify any Office Holder to the fullest extent permitted by the Companies Law, with respect to the following liabilities and expenses, provided that such liabilities or expenses were imposed on or incurred by such Office Holder in such Office Holder’s capacity as an Office Holder of the Company:

(i) A financial obligation imposed on an Office Holder in favor of another person by a court judgment, including a compromise judgment or an arbitrator’s award approved by a court of law;

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(ii) Reasonable legal expenses, including attorney’s fees, expended by the Office Holder as a result of an investigation or proceeding instituted against the Office Holder by a competent authority, provided that such investigation or proceeding concluded without the filing of an indictment against him and either (A) concluded without the imposition of any financial liability in lieu of criminal proceedings, or (B) concluded with the imposition of a financial liability in lieu of criminal proceedings but relates to a criminal offense that does not require proof of criminal intent; and

(iii) Reasonable legal expenses, including attorney’s fees, which the Office Holder incurred or with which the Office Holder was charged by a court of law, in a proceeding brought against the Office Holder, by the Company or by another on behalf of the Company, or in a criminal prosecution in which the Office Holder was acquitted, or in a criminal prosecution in which the Office Holder was convicted of an offense that does not require proof of criminal intent.

(b) Subject to the provisions of the Companies Law, the Company may undertake to indemnify an Office Holder as aforesaid (i) prospectively, provided, that, in respect of Article 71(a)(i), the undertaking is limited to events which, in the opinion of the Board of Directors are foreseeable in light of the Company’s actual operations when the undertaking to indemnify is given, and to an amount or criteria set by the Board of Directors as reasonable under the circumstances, and further provided that such events and amount or criteria are set forth in the undertaking to indemnify, and (ii) retroactively.

72.	Insurance

(a) Subject to the provisions of the Companies Law, the Company may enter into a contract to insure an Office Holder for all or part of the liability that may be imposed on such Office Holder in connection with an act performed by such Office Holder in such Office Holder’s capacity as an Office Holder of the Company, with respect to each of the following:

(i) breach of his duty of care to the Company or to another person;

(ii) breach of his duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that the action in question would not prejudice the interests of the Company; and

(iii) a financial obligation imposed on him in favor of another person.

(b) Articles 70, 71 and 72(a) shall not apply under any of the following circumstances:

(i) a breach of an Office Holder’s fiduciary duty, in which the Office Holder did not act in good faith and with reasonable grounds to assume that the action in question would not prejudice the interests of the Company;

(ii) a grossly negligent or intentional violation of an Office Holder’s duty of care;

(iii) an intentional action by an Office Holder in which such Office Holder intended to reap a personal gain illegally; and

(iv) a fine or ransom levied on an Office Holder.

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(c) The Company may procure insurance for or indemnify any person who is not an Office Holder, including without limitation, any employee, agent, consultant or contractor, provided, however, that any such insurance or indemnification is in accordance with the provisions of these Articles and the Companies Law.

(d) The Company may procure insurance for or indemnify any person who is not an Office Holder, including without limitation, any employee, agent, consultant, the Observer or contractor (and in case of an Officer holders - to the extent that the insurance, release or indemnity is not prohibited by law), provided, however, that any such insurance or indemnification is in accordance with the provisions of these Articles and the Companies Law, and was duly approved by the Board of Directors.

WINDING UP

73.	Winding Up.

In the event of a liquidation, bankruptcy, winding-up, dissolution, or reorganization of the Company (other than a solvent reorganization), the following shall apply:

(a) First, each Preferred Share shall entitle its holder to a per share distribution in the amount of the applicable Original Issue Price (adjusted for share combinations or subdivisions or other recapitalizations of the Company’s shares) multiplied by 1.5, less the amount of the Dividend Preference and other distributions actually paid, plus an amount equal to declared but unpaid dividends, if any, on each Preferred Share prior to payments to the other shareholders of the Company (the “Preference”). In the event that the assets of the Company available for distribution shall be insufficient to pay the Preference in full to the Preferred Shareholders, all of such assets shall be distributed among the holders of the Preferred Shares in proportion to the full Preference such holders would otherwise be entitled to receive, subject to applicable law.

(b) In the event of a Deemed Liquidation Event, and to the extent that the assets of the Company available for distribution and are being distributed shall exceed the amount necessary to pay the Preference, any remaining assets, up to an aggregate amount of US$350,000, shall be distributed to NGT or its assignee in preference to all holders of Ordinary Shares to cover the obligations of NGT and/or the Company to the Office of the Chief Scientist in Israel (“NGT Payment”).

(c) In the event that the assets of the Company that available for distribution shall exceed the amount necessary to pay the Preference and the NGT Payment, the remaining assets shall be distributed among the holders of the Preferred Shares and the Ordinary Shares in proportion to the respective percentage holdings of all of the Ordinary Shares (assuming conversion of the Preferred Shares).

74.	Deemed Liquidation Event

For purposes of Article 73, in addition to any liquidation, dissolution, reorganization or winding up of the Company under applicable law, the Company shall be deemed to be liquidated (a “Deemed Liquidation Event”): (a) in the event of a consolidation, merger, acquisition, or reorganization of the Company with or into, or a sale of all or substantially all of the Company’s assets, or substantially all of the Company’s issued and outstanding share capital, to, any other company, or any other entity or person, other than a wholly-owned subsidiary of the Company, excluding a transaction in which shareholders of the Company prior to the transaction will maintain voting control of the surviving or acquiring entity after the transaction (provided, however, that shares of the surviving or acquiring entity held by shareholders of the Company acquired by means other than the exchange or conversion of the shares of the Company shall not be used in determining if the shareholders of the Company own more than fifty percent (50%) of the voting power of the surviving or acquiring entity (or its parent)), but shall be used for determining the total outstanding voting power of the surviving or acquiring entity); (b) in the event that pursuant to a transaction or series of transactions a person or entity acquires, fifty percent (50%) or more of the issued and outstanding shares of the Company; or (c) in the event of any lease, transfer or exclusive license of all or substantially all of the assets of the Company (other than to a wholly owned subsidiary of the Company). Upon any deemed liquidation event of the Company as described in this Article 74, at the closing of the transaction at which the Company is deemed for purposes of this Article 74 to be liquidated, the shareholders shall be paid in cash, securities or a combination thereof, an amount equal to the amount per share which would be payable to the shareholders of the Company, respectively, pursuant to Article 73 as if all consideration being received by the Company and its shareholders in connection with such transaction were being distributed in a liquidation of the Company.

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MAJOR DECISIONS

75.	Major Decisions.

(a) Subject to Article 75(d) below, the Company shall not and shall ensure that no subsidiary of the Company shall, without first obtaining: (A) the written consent of the holders of 67% of the Preferred Shares if the matter is brought before the Shareholders; or (B) the affirmative vote of the majority of the ABV Director or the Orchestra Director(s) (if appointed) if the matter is brought before the Board, either directly or by amendment, merger, consolidation or otherwise, do any of the following or cause any subsidiary to carry out any of such actions:

(i)	Any amendment or replacement of the articles of association of the Company (“Amendment to Articles”);

(ii)	any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Shares;

(iii)	Any issuance of any class of shares having rights, preferences or privileges equal to or more favorable than the rights, preferences or privileges of the Preferred Shares;

(iv)	Any increase in the authorized share capital of the Company, or any increase in the number of issued Preferred Shares, except as contemplated by the Series A SPA;

(v)	Any purchase, redemption, subdivision, consolidation, re-designation or other variation of or in the share capital of the Company (including any action that reclassifies any outstanding shares) or the rights attaching to shares in the share capital of the Company;

(vi)	Any reduction in the amount standing to the Company’s capital redemption or share premium reserve;

(vii)	Any merger, consolidation, acquisition or similar transaction of the Company with one or more other companies in which the shareholders of the Company prior to such transaction, or series of transactions, would hold shares representing less than a majority of the voting power of the outstanding shares of the surviving corporation immediately after such transaction, or series of transactions;

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(viii)	The sale of all or substantially all of the Company’s assets;

(ix)	Any transaction or series of transactions whereby the Company acquires another company, including the acquisition of shares representing a majority of the voting power of the outstanding shares of another company, or an acquisition of all or substantially all of another company’s assets;

(x)	Any resolution for the winding up or liquidation of the Company;

(xi)	Any declaration or payment of a dividend or resolution to declare a dividend;

(xii)	[Reserved]

(xiii)	Material change in the nature of the business of the Company or in the Company’s business plan or budget (“Change of Business Plan or Budget”);

(xiv)	Any increase or decrease in the authorized number of directors of the Company;

(xv)	Instruct or enter into any engagement, agreement or understanding whatsoever with any broker, advisor (including, without limitation, financial, accounting, auditing or legal advisors), investment bank or similar party (each a “Service Provider”), to provide any services in connection with the listing of any of the Company’s shares or the merger or consolidation of the Company with or into, or the sale of all or substantially all of the assets or shares of the Company to, any person or entity;

(xvi)	issue or sell Series A Preferred Shares other than pursuant to the Series A SPA;

(xvii)	create, or hold capital stock in, or make any loan or advance to any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Company, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary; or

(xviii)	enter into any contract, arrangement or transaction with an affiliate of the Company or any office holder of the Company or any of their family members, unless such contract, arrangement or transaction (A) is on terms that are no less favorable to the Company than those the Company would have been reasonably likely to obtain as a result of arms-length negotiations with an unrelated third party and (B) has been approved by a majority vote of the disinterested members of the Board of Directors of the Company (“Related Party Transaction”). For the avoidance of doubt any transfer of shares by a shareholder to a Permitted Transferee shall not be deemed to be a Related Party Transaction.

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(b) Subject to Article 75(d) below, the Company shall not: (i) make an Amendment to the Articles; (ii) make any Change of Business Plan or Budget; or (iii) enter into a Related Party Transaction: without (A) the written consent, not to be unreasonably withheld or delayed, of NGT, if the matter is brought before the Shareholders; or (B) the affirmative vote, not to be unreasonably withheld or delayed, of the NGT Director, if the matter is brought before the Board.

(c) Notwithstanding anything in these Articles to the contrary, with respect to any exclusive rights granted to a specific named shareholder (not by virtue of such shareholders holdings) (the “Specific Rights”), the Company shall not and shall ensure that no subsidiary of the Company shall amend, change, or modify such Specific Rights, without the prior specific written consent of the holder(s) of the relevant Specific Rights proposed to be amended, changed or modified.

(d) Notwithstanding the foregoing any veto rights granted to NGT in Article 75(b)(i) (Amendment to the Articles) and in Article 75(b)(iii) (Related Party Transaction) shall terminate (and the affirmative vote of the NGT Director shall not be required to have been obtained) (x) when the Second Milestone Closing has been fully consummated by ABV and Orchestra as contemplated in the Series A SPA, (y) if or NGT shall have become a Defaulting Purchaser, or (z) if the Second Milestone is not met by the Second Milestone Closing Date (as such terms are defined in the Series A SPA). Notwithstanding the foregoing any veto rights granted to NGT in Article 75(b)(ii) (Change of Business Plan or Budget) shall terminate (and the affirmative vote of the NGT Director shall not be required to have been obtained) (x) when the Third Milestone Closing has been fully consummated by ABV and Orchestra as contemplated in the Series A SPA, (y) if or NGT shall have become a Defaulting Purchaser, or (z) if the Third Milestone is not met by the Third Milestone Closing Date (as such terms are defined in the Series A SPA).

76.	Bring Along.

(a) Subject to the provisions of and without derogating from Article 75 above and the provisions of Section 341 of the Companies Law, notwithstanding anything in these Articles to the contrary, until a Qualified IPO, if any person or entity offers to purchase all of the issued and outstanding share capital of the Company (the “Bring Along Transaction”), and shareholders holding more than (i) seventy percent (70%) of the voting power in the Company calculated on an as converted basis; and (ii) 67% of the Preferred Shares, indicate their acceptance of such offer (the “Proposing Shareholders”), and such offer is approved by a majority of the Board, then at the closing of such transaction, all holders of all classes of shares in the Company will transfer their shares to such person or entity at the same price and on the same terms and conditions as the Proposing Shareholders subject to any adjustments as may be necessary in order to give full effect to Article 74 hereof. The distribution of the consideration of such Bring Along Transaction shall be distributed in accordance with the provisions of Article 74 above, and in the order of preference and priority as set forth therein, and shall not derogate from the liquidation preferences set forth in such Article 73 and Article 74 in relation to a Deemed Liquidation Event.

40

FOURTH AMENDMENT TO CONVERTIBLE NOTES AGREEMENT

This Fourth Amendment to Convertible Notes Agreement (this “Amendment”) is made and entered into as of the 18 day of October, 2016 (the “Effective Date”), by and among Motus GI Medical Technologies Ltd., a company organized under the laws of the State of Israel, with offices at Keren Hayesod 22 Tirat Carmel, Israel (the “Company”) and the persons and entities listed on Exhibit A attached hereto (the “Purchasers”) (each Purchaser and the Company separately, a “Party”, and together, the “Parties”).

WHEREAS,	the Company and the Purchasers are parties to that certain Convertible Notes Agreement dated June 9, 2015, as amended on December 29, 2015, on February 15, 2016 and on July 25, 2016 (the “Third Amendment” and collectively with all amendments, the “CNA”), attached hereto as Exhibit B (capitalized not defined herein shall have the meaning ascribed to them in the CNA, unless it is specifically provided otherwise);

WHEREAS,	the Board of Directors of the Company has decided that it is in the best interest of the Company to increase the aggregate amount the Company may raise under the CNA to US$12.5 Million; and

WHEREAS,	the Parties wish to amend certain terms of the CNA, including the increase of the aggregate Loan Amount to an aggregate principal amount of up to US$12.5 Million, and amend certain terms of the Notes and the Warrants issued to the Purchasers under the CNA (including any Deferred Closing Notes and Deferred Closing Warrants issued or to be issued in the future under the CNA.)

NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Amendments

1.1.	Section 3 of the Third Amendment is hereby amended such that the aggregate amount that may be extended by Additional Purchasers (the “Additional Loan Amount”), together with the aggregate Loan Amount previously extended or committed to be extended by the Purchasers and/or previous Additional Purchasers (including, for greater certainty, the additional Loan Amounts to be extended by the Major Purchasers pursuant to the Third Amendment) shall not exceed US$12.5 Million.

1.2.	The Notes issued to the Purchasers and /or Additional Purchasers under the CNA (including any Deferred Closing Notes issued or to be issued in the future under the CNA) are hereby amended and restated in their entirety to be on the form of the Amended Notes attached hereto as Exhibit C (the “Amended Notes”).

1.3.	The Warrants issued to the Purchasers and/or Additional Purchasers under the CNA (including any Deferred Closing Warrants issued or to be issued in the future under the CNA) are hereby amended and restated in their entirety to be in the form of the Amended Warrants attached hereto as Exhibit D (the “Amended Warrants”).

1.4.	Within [__] days following the execution of this Agreement, the Company shall issue to the Purchasers, Amended Notes and Amended Warrants in accordance with the allocation set forth in Exhibit A attached hereto, against surrender to the Company by each Purchaser of the original copy of the Note and Warrant previously issued to it under the CNA or an affidavit of loss of such Note and Warrant, in a form and substance reasonably acceptable to the Company.

1.5.	Notwithstanding anything herein to the contrary, upon issuance by the Company of such Amended Notes and Amended Warrants to the Purchasers, the Notes and Warrants previously issued to such Purchasers under the CNA shall immediately and automatically terminate and shall have no further force and effect whether or not physically surrendered to the Company.

1.6.	Any reference in the CNA to Notes and Warrants shall be deemed to refer to the Amended Notes and the Amended Warrants.

2.	Miscellaneous

2.1.	The headings in this Amendment are for convenience only and shall not be used for purposes of construction.

2.2.	All terms and conditions of the CNA (including any of its exhibits) shall remain in full force and effect subject to the provisions of this Amendment, which shall be regarded as an integral part of the CNA. In case of a contradiction between this Amendment and the CNA, the provisions of this Amendment shall prevail.

2.3.	This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto constituting at least 70% of the aggregate outstanding principal amount of the Notes have executed this Fourth Amendment to Convertible Notes Agreement on the date first above written.

Motus GI Medical Technologies Ltd.

By:
Title:

[Purchasers’ Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto constituting at least 70% of the aggregate outstanding principal amount of the Notes have executed this Fourth Amendment to Convertible Notes Agreement on the date first above written.

Orchestra Medical Ventures II, L.P.	Orchestra MOTUS Co-Investment Partners, LLC

By:	By:
Title:	Title:

Ascent Biomedical Ventures II, L.P.(3)	Ascent Biomedical Ventures Synecor, L.P.

By:	By:
Title:	Title:

Jacobs Investments Company LLC

By:
Title:

IN WITNESS WHEREOF, the parties hereto constituting at least 70% of the aggregate outstanding principal amount of the Notes have executed this Fourth Amendment to Convertible Notes Agreement on the date first above written.

E. Jeffrey Peierls	Brian Eliot Peierls

UD E.F. Peierls for Brian E. Peierls	UD E.F. Peierls for E. Jeffrey Peierls
By:	By:
Title:	Title:

UD J.N. Peierls for Brian Eliot Peierls	UD J.N. Peierls for E. Jeffrey Peierls
By:	By:
Title:	Title:

UW J.N. Peierls for Brian E. Peierls	UD Ethel F. Peierls Charitable Lead Trust
By:	By:
Title:	Title:

The Peierls Bypass Trust	UD E.S. Peierls for E.F. Peierls et al
By:	By:
Title:	Title:

UW E.S. Peierls for Brian E. Peierls - Accumulation	UW E.S. Peierls for E. Jeffrey Peierls - Accumulation
By:	By:
Title:	Title:

UW J.N. Peierls for E. Jeffrey Peierls	The Peierls Foundation, Inc.
By:	By:
Title:	Title:

James T. Lenehan

Exhibit A

Installment	Shareholder	Date	Note	Warrant
First	Orchestra Medical Ventures II, L.P.	07/08/2015	$309,999	102,300
	Orchestra MOTUS Co-Investment Partners, LLC	07/08/2015	$325,837	107,526
	Ascent Biomedical Ventures II, L.P. (3)	23/06/2015	$416,277	137,371
	Ascent Biomedical Ventures Synecor, L.P.	10/07/2015	$207,826	68,583
	Jacobs Investments Company LLC	09/06/2015	$195,508	64,518
Second Installment	Orchestra Medical Ventures II, L.P.	21/09/2015	$309,999	102,300
	Orchestra MOTUS Co-Investment Partners, LLC	21/09/2015	$325,837	107,526
	Ascent Biomedical Ventures II, L.P. (3)	24/09/2015	$416,277	137,371
	Ascent Biomedical Ventures Synecor, L.P.	15/10/2015	$207,826	68,583
	Jacobs Investments Company LLC	15/10/2015	$195,508	64,518
Third Installment	Orchestra Medical Ventures II, L.P.	14/12/2015	$309,999	102,300
	Orchestra MOTUS Co-Investment Partners, LLC	14/12/2015	$325,837	107,526
	Ascent Biomedical Ventures II, L.P. (3)	24/12/2015	$416,277	137,371
	Ascent Biomedical Ventures II, L.P. (3)	16/02/2016	$207,826	68,583
	Jacobs Investments Company LLC	14/12/2015	$195,508	64,518
	E. Jeffrey Peierls	14/01/2016	$97,500	32,175
	Brian Eliot Peierls	14/01/2016	$60,000	19,800
	UD E.F. Peierls for Brian E. Peierls	14/01/2016	$40,500	13,365
	UD E.F. Peierls for E. Jeffrey Peierls	14/01/2016	$40,500	13,365
	UD J.N. Peierls for Brian Eliot Peierls	14/01/2016	$40,500	13,365

	UD J.N. Peierls for E. Jeffrey Peierls	14/01/2016	$40,500	13,365
	UW J.N. Peierls for Brian E. Peierls	14/01/2016	$42,000	13,860
	UW J.N. Peierls for E. Jeffrey Peierls	14/01/2016	$42,000	13,860
	UD Ethel F. Peierls Charitable Lead Trust	14/01/2016	$37,500	12,375
	The Peierls Bypass Trust	14/01/2016	$15,000	4,950
	UD E.S. Peierls for E.F. Peierls et al	14/01/2016	$28,500	9,405
	UW E.S. Peierls for Brian E. Peierls - Accumulation	14/01/2016	$34,500	11,385
	UW E.S. Peierls for E. Jeffrey Peierls -Accumulation	14/01/2016	$21,000	6,930
	The Peierls Foundation, Inc.	14/01/2016	$397,500	131,175
Fourth Installments	Orchestra Medical Ventures II, L.P.	04/05/2016	$309,999	102,300
	Ascent Biomedical Ventures II, L.P. (3)	03/06/2016	$624,103	205,954
	Jacobs Investments Company LLC	25/04/2016	$195,508	64,518
	E. Jeffrey Peierls	28/04/2016	$32,500	10,725
	Brian Eliot Peierls	28/04/2016	$20,000	6,600
	UD E.F. Peierls for Brian E. Peierls	28/04/2016	$13,500	4,455
	UD E.F. Peierls for E. Jeffrey Peierls	28/04/2016	$13,500	4,455
	UD J.N. Peierls for Brian Eliot Peierls	28/04/2016	$13,500	4,455
	UD J.N. Peierls for E. Jeffrey Peierls	28/04/2016	$13,500	4,455
	UW J.N. Peierls for Brian E. Peierls	28/04/2016	$14,000	4,620
	UW J.N. Peierls for E. Jeffrey Peierls	28/04/2016	$14,000	4,620
	UD Ethel F. Peierls Charitable Lead Trust	28/04/2016	$12,500	4,125
	The Peierls Bypass Trust	28/04/2016	$5,000	1,650
	UD E.S. Peierls for E.F. Peierls et al	28/04/2016	$9,500	3,135
	UW E.S. Peierls for Brian E. Peierls - Accumulation	28/04/2016	$11,500	3,795
	UW E.S. Peierls for E. Jeffrey Peierls -Accumulation	28/04/2016	$7,000	2,310
	The Peierls Foundation, Inc.	28/04/2016	$132,500	43,725

Fifth Installments
	Orchestra Medical Ventures II, L.P.	10/08/2016	$143,479 (according to CNA shall be $315,000)	47,348 (according to CNA shall be 103,950)
	Ascent Biomedical Ventures II, L.P. (3)	04/08/2016	$294,000	97,020
	Jacobs Investments Company LLC	01/08/2016	$91,000	30,030
Deferred Closing	James T. Lenehan	31/08/2016	$100,000	33,000
Sixth Installment	Orchestra Medical Ventures II, L.P.	16/09/2016	$ 143,479 (according to CNA shall be $315,000)	47,348(according to CNA shall be 103,950)
	Jacobs Investments Company LLC	16/09/2016	$91,000	30,030

Exhibit B

CNA

EXHIBIT C TO FOURTH AMENDMENT TO CONVERTIBLE NOTE AGREEMENT

Date: ______________

Purchaser: ________________________

Principal Amount: US$________________

CONVERTIBLE

PROMISSORY NOTE

For value received, Motus GI Medical Technologies Ltd., an Israeli company (“Company”) promises to pay to the Purchaser named above (“Holder”), the principal sum stated above (the “Principal Amount”) in accordance with the terms set forth herein, as follows:

1.	Note Part of a Series. This Note is being sold by the Company as part of a series of notes issued pursuant to that certain Convertible Notes Agreement dated as of June 9, 2015, by and among the Company and purchasers of such Notes, as amended (the “CNA”). The term “Notes” shall mean herein all Notes issued under the CNA.

2.	Interest. Interest shall accrue on the unpaid Principal Amount of this Note from the date of this Note until the actual repayment of all amounts due hereunder, at an annual rate of 10% (ten percent), compounded annually. Interest shall be computed on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable. Upon conversion of the Principal Amount in accordance with the terms hereof, all interest accrued thereon shall be converted together with the Principal Amount or repaid to the Holder in cash, after deduction of all applicable taxes with respect thereto, as shall be determined by the Company, at its sole discretion. The actual amount to be converted in accordance with the Company’s election, as specified in the preceding sentence, shall be hereinafter referred to as the “Conversion Amount.”

3.	Automatic Conversion upon QFR. To the extent not previously converted or repaid according to the terms specified herein, the Conversion Amount shall be automatically converted, immediately prior and subject to the closing of a QFR (as defined below), on the same terms and conditions applicable to the QFR, such that the Holder shall receive the same type of securities issued, and any other rights granted to the investors in such QFR (the “QFR Securities”), under the same terms as if the Holder had participated in the QFR as an investor (including any warrants or any other securities granted to the investors therein), but at a conversion price per share equal to the QFR Conversion Price (as defined below).

It being agreed and acknowledged that (a) the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of QFR Securities issued to the Holder shall be set to be the QFR Conversion Price, and any rights that are attached to the QFR Securities issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual QFR Conversion Price; and (b) in the event that the QFR Securities also comprise of warrants to purchase, or other securities convertible into, shares of the Company (any such preceding convertible security a “Convertible Security”), then (i) upon such conversion, the Holder shall be entitled to receive such number of warrants and/or Convertible Securities of the same class or type that are issued to the investors in the framework of the QFR, in a number which shall be determined using the same warrant and/or Convertible Securities coverage ratio offered to the investors in such QFR, such that the ratio between the shares and the warrants and/or Convertible Securities issued to the Holder shall be equal to the ratio between the shares and the warrants and/or Convertible Securities issued to each investor in such QFR; and (ii) the discount rate reflected in the QFR Conversion Price shall not apply in respect of the exercise price or conversion price (as applicable) of such warrants and/or Convertible Securities.

For example, if the terms of the QFR are as follows:

●	The QFR unit price is US$10.

●	Each unit is comprised of two (2) Ordinary Shares and one (1) warrant to purchase one (1) Ordinary Share.

●	The discount rate reflected in the QFR Conversion Price of the Holder is 10%.

●	The exercise price of the warrants issued in the QFR is US$12.

●	The Conversion Amount of the Holder is US$1,800.

then, in the framework of such QFR, the Holder shall be issued, upon conversion of the Conversion Amount, 200 Ordinary Shares ((US$1,800))/((1-10%)*US$10)) and 100 warrants to purchase 100 Ordinary Shares (100/2), at an exercise price per share of US$12, while an investor, who is not a holder of Notes, and invests in the QFR the same amount (i.e., US$1,800), shall be issued only 180 Ordinary Shares and 90 warrants to purchase 90 Ordinary Shares, at an exercise price per share of US$12.

The term “QFR” means the first financing round consummated by the Company after the date of the Note, through an equity investment (including an initial public offering but excluding the issuance of any convertible notes, or the issuance of shares upon conversion of such notes), either in one transaction or in a series of related transactions, with an aggregate investment amount of not less than US$3,000,000 (Three US Dollars), excluding the outstanding principal amount of the Notes and all accrued and unpaid interest thereon.

The term “QFR Conversion Price” means a conversion price reflecting the lower of (i) a 10% discount on the price paid by the investor(s) for the shares issued in the QFR; or (ii) US$1.15 per share. Notwithstanding the foregoing, in the event that the QFR in an initial public offering with gross proceeds to the Company of not less than US$25,000,000 (Twenty Five Million US Dollars) (including the outstanding principal amount of the Notes and all accrued and unpaid interest thereon) (the “QIPO”), the QFR Conversion Price shall mean a conversion price reflecting a 50% discount on the price paid for the shares issued in the QIPO and if the price in such QIPO is fixed per each unit offered in the QIPO, the discount shall be applicable to such unit price.

If this Note is converted in accordance with this Section 3, written notice shall be delivered to the Holder of this Note, notifying the Holder of the conversion, specifying the Conversion Amount, the date of such conversion, and the securities issued upon conversion. For the avoidance of doubt, in such event this Note shall be null and void even if not surrendered to the Company.

4	Automatic Conversion upon M&A Event.

4.1.	In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, an M&A Event (as defined below) shall occur, then immediately prior and subject to the closing of such M&A Event, the Conversion Amount shall be automatically converted into Series A Preferred Shares, par value NIS 0.01 per share, of the Company (the “Preferred A Shares”), at a conversion price equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “M&A Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the M&A Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual M&A Conversion Price.

The term “M&A Event” means (i) a merger or consolidation of the Company in which the Company’s shareholders immediately prior to such transaction do not own, directly or indirectly, more than 50% of the share capital of the surviving entity; (ii) the acquisition of more than 50% of the Company’s outstanding share capital by a single unaffiliated person, entity or group ,or by persons or entities acting in concert; (iii) the sale or transfer of all or substantially all of the assets of the Company; or (iv) a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s share capital outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

4.2.	Irrespective of any other provision of this Note, in the event that prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, the Company becomes a subsidiary of a newly-formed entity formed under the laws of one of the states of the United States (“Newco”) either by way of a reverse triangular merger or by way of share swap or by way of any other similar transaction or series of related transactions, the result of which will be the capital stock of the Company being wholly owned by Newco (or any other entity into which or with which Newco merges), and simultaneously with or in connection with such transaction(s) or shortly thereafter, Newco (or any other entity into which or with which Newco merges), consummates an equity financing of at least US$ 10,000,000 (the “New Financing”), the Conversion Amount will be automatically exchanged for a number of securities (including any “units” or basket of securities that consist of stock together with warrants and/or securities or rights convertible or exchangeable for stock) sold in the New Financing calculated on the basis of an exchange price of 90% of the sale price of the units issued in such New Financing.

5.	Voluntary Conversion upon NQFR. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms specified herein, the Company shall consummate a financial round through an equity investment, either in one transaction or in series of transactions (including an initial public offering but excluding the issuance of any convertible notes or the issuance of shares upon conversion of such notes), which is not a QFR (a “NQFR”), then the holders of Notes reflecting 70% (Seventy percent) of the aggregate outstanding principal amount of the Notes (the “Majority Holders”), shall be entitled, no later than fourteen (14) days prior to the closing of such NQFR, to notify the Company in writing of their choice to convert the entire Conversion Amount of the Notes (the “Aggregate Conversion Amount”). In such event the entire Aggregate Conversion Amount shall be converted immediately prior and subject to the closing of the NQFR, on the same terms and conditions specified in Section 3 above (“Automatic Conversion upon a QFR”), mutatis mutandis. The election of the Majority Holders to convert the entire Aggregate Conversion Amount shall be binding on all of the holders of the Notes and each such holder shall be deemed to have elected to convert its respective portion of the Aggregate Conversion Amount in accordance with the terms and conditions specified herein.

6.	Maturity Date. If not converted or repaid according to the terms set forth herein until thirty (30) months from the date of this Note (i.e., ___________) (the “Maturity Date”), then at the Maturity Date the Conversion Amount shall be automatically converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Maturity Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Maturity Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Maturity Conversion Price.

7.	Event of Default. In the event that, prior to the conversion of the Conversion Amount or its repayment according to the terms hereunder an Event of Default occurs, then the Conversion Amount shall be, at the election of the Holder, at its sole discretion, either: (i) become immediately due and payable to the Holder in cash; or (ii) converted into Preferred A Shares, at a conversion price per share equal to the price per share paid by the Company’s investors in consideration for the Preferred A Shares (i.e., US$1) (the “Default Conversion Price”).

It being agreed and acknowledged that the original issue price (or any equivalent term used under the then applicable Articles of Association of the Company) of the Preferred A Shares issued to the Holder shall be set to be the Default Conversion Price, and any rights that are attached to such Preferred A Shares issued to the Holder which are determined, derived, calculated, triggered, or otherwise based on the original price of such shares (including, without limitation, liquidation and dividend preferences, anti-dilution rights or the like) shall be determined, calculated, triggered or otherwise based on the actual Default Conversion Price.

The term “Event of Default” means (a) dissolution, termination of existence, suspension or discontinuance of business or ceasing to operate as going concern for a period of more than thirty (30) days; (b) the appointment of a receiver, trustee, custodian or similar official, for the Company or any material portion of the property or assets of the Company and the continuation of such appointment without dismissal for a period of thirty (30) days or more; (c) the conveyance of any material portion of the assets of the Company to a trustee, mortgage or liquidating agent or an assignment for the benefit of creditors by the Company which is not dismissed within a period of thirty (30) days; (d) the commencement of any proceeding, whether federal or state, relating to bankruptcy, insolvency, dissolution, reorganization, composition, renegotiations of outstanding indebtedness, arrangement or otherwise to the relief or debtors or the readjustment of indebtedness, by or against the Company, which is not stayed, vacated or released within sixty (60) days of commencement; (e) any material breach by the Company of any covenant or obligation in the Note, CAN or any documents and agreements ancillary thereto (the “Transaction Documents”) which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (f) any material misrepresentation has occurred in the Transaction Documents, which is not cured, if curable, within thirty (30) days following receipt by the Company of a written notice of such breach; (g) the Company shall fail to make any required payment of interest, principal or otherwise under the Notes, which is not cured within thirty (30) days following receipt by the Company of a written notice of such failure. The Company undertakes to notify the Holder immediately following occurrence of any of the events detailed in clauses (a) to (g) above.

8.	Conversion; Fractional Interests. Each conversion shall be deemed to have been effected as to this Note (or the specified portion thereof) on the date on which the requirements set forth above in this Note required to be satisfied by the Holder, or the circumstances that are required to exist, have been satisfied as to this Note (or portion thereof), and the person whose name any certificate or certificates for shares shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby. No fractional shares or scrip representing fractional shares shall be issued upon conversion of this Note and the number of shares issued shall be rounded to the nearest whole number.

9.	Payments; Taxes

9.1.	Payments. All payments of interest and of principal shall be in U.S. Dollar (“US$”) or in the New Israeli Shekels (“NIS”) equivalent. If any payment is paid in a NIS equivalent, it shall be paid in accordance with the representative rate of exchange of the U.S. Dollar against the NIS last published by the Bank of Israel immediately prior to the certain payment date.

9.2.	Taxes on Payments. To the extent required pursuant to applicable law, VAT shall be added by the Company to any payment to be made by the Company pursuant to this Note. The Company shall be entitled to deduct and withhold any withholding taxes which the Company determines it is legally required to deduct or withhold from any payment to be made by the Company pursuant to this Note.

10.	Not a Shareholder. Prior to the conversion of this Note or any portion thereof according to the provisions specified herein, the Holder, in its capacity as an Holder, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, with respect to the Note and the shares issuable upon conversion of the Note.

11.	Miscellaneous

11.1.	Governing Law. This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflict of laws. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court in New York New York, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court.

11.2.	Successors and Assigns. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Note may be assigned or transferred without the prior consent in writing of each party to this Note.

11.3.	Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Holder upon any breach or default by the other under this Note shall impair any such right or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

11.4.	Entire Agreement. This Note, when read together with the CNA, contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect hereto are merged therein. In the case of any discrepancy between the provisions of this Note and the provisions of any other agreement previously entered into by the Company or the Holder, the provisions of this Note and the CNA shall prevail.

11.5.	Amendment. Any term of this Note – as well as of all other Notes - may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders.

11.6.	Headings. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Note.

11.7.	Notices. All notices and other communications made pursuant to this Note shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the CNA.

11.8.	Severability. If any provision of this Note is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Note and the remainder of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Note shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

Motus GI Medical Technologies Ltd.

By:
Name:
Title:

EXHIBIT D TO FOURTH AMENDMENT TO CONVERTIBLE NOTES AGREEMENT

NEITHER THIS WARRANT CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES ACT, AND THIS WARRANT CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH HEREIN.

Motus GI Medical Technologies Ltd.

Preferred A SHARES warrant Certificate

To purchase

[_____] Preferred A Shares (subject to adjustment) of

Motus GI Medical Technologies Ltd. (the “Company”)

at a per share price and subject to the terms detailed below

VOID AFTER 17:00 p.m. Israel Standard Time

on the last day of the Warrant Period (as defined below)

THIS IS TO CERTIFY THAT, [_____________] (the “Holder”), is entitled to purchase from the Company, an aggregate of up to [___________] (as may be adjusted hereunder) Preferred A Shares of the Company, nominal value NIS 0.01 per share (the “Warrant Shares”), at an aggregate purchase price of US$ [__________], reflecting an exercise price per share of US$ 1.00 (the “Exercise Price”), during the Warrant Period.

This Warrant Certificate (this “Warrant”) is issued to the Holder in connection with that certain Convertible Notes Agreement dated June 9, 2015 by and among the Company and the Purchasers listed on Exhibit A thereto, as amended (the “Convertible Notes Agreement”).

1.	EXERCISE OF WARRANT

1.1.	Warrant Period. This Warrant may be exercised, subject to the terms and conditions hereof, in whole or in part, at one time or from time to time during the period commencing on __________ (the “Initial Date”) until the earlier of: (i) seven (7) years thereafter (i.e., __________); and (ii) the closing of an Exit Event (as defined in Section 5 below); provided that such Exit Event is consummated within 180 days from the Exit Event Notice (each of (i) or (ii), the “Expiry Date”). The period between the Initial Date and the Expiry Date shall be referred to hereinafter as the “Warrant Period.”

1.2.	Exercise for Cash. This Warrant may be exercised by presentation and surrender thereof to the Company at its principal office or at such other office or agency as it may designate from time to time, accompanied by:

(a)	A duly executed notice of exercise, in the form attached hereto as Schedule 1.1 (the “Exercise Notice”); and

(b)	Payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares purchased payable in immediately available funds by wire transfer to the Company’s bank account. The Exercise Price will be paid in United States Dollars or the equivalent sum in NIS according to the Bank of Israel exchange rate as published upon the date immediately prior to the exercise date.

1.3.	Exercise on Net Issuance Basis. In lieu of payment to the Company as set forth in Section 1.1 above, the Holder may elect to exercise this Warrant into the number of Warrant Shares calculated pursuant to the formula below, by presentation and surrender thereof to the Company at its principal office or at such other office or agency it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.3 (the “Net Issuance Notice”):

X =	Y*(A - B) —————— A

Where:

X =	the number of Warrant Shares to be issued to the Holder;

Y =	the number of Warrant Shares in respect of which the net issuance election is being made;

A =	the Fair Market Value (as defined below) of one Warrant Share; and

B =	the Exercise Price of one Warrant Share.

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For purposes of this Section 1.3, the “Fair Market Value” of one Warrant Share as of a particular date (the “Determination Date”) shall be:

(a)	If the net issuance right is exercised in connection with and contingent upon an initial public offering of the Company’s shares (an “IPO”), then the initial “price to public” (i.e., before deduction of discounts, commissions or expenses) specified in the final prospectus or registration statement with respect to such offering.

(b)	If the net issuance right is exercised in connection with and contingent upon an Exit Event that is not an IPO, the price per Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) in such Exit Event.

(c)	If the net issuance right is not exercised in connection with and contingent upon an Exit Event, then as follows:

(i)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are traded on a securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of such shares on such exchange over the fifteen (15) trading days immediately prior to (but not including) the Determination Date;

(ii)	If the Preferred A Share (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law) are quoted for trading on an over-the-counter system, the Fair Market Value shall be deemed to be the average of the closing bid prices of such shares over the fifteen (15) trading days immediately prior to (but not including) the Determination Date; and

(iii)	If there is no public market for the Preferred A Shares (or any securities to which the Preferred A Shares have been converted to in accordance with the Company’s organizational documents and applicable law), the Fair Market Value of the shares shall be determined in good faith by the Board of Directors of the Company.

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1.4.	Issuance of Warrant Shares. Upon presentation and surrender of this Warrant, accompanied by (a) the duly executed Exercise Notice and the payment of the applicable Exercise Price for the Warrant Shares being purchased pursuant to Section 1.1 above; or (b) the duly executed Net Issuance Notice pursuant to Section 1.3 above, as the case may be, the Company shall promptly (i) issue to the Holder the Warrant Shares to which the Holder is entitled; and (ii) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise (and the Exercise Price for the Warrant Shares being purchased, if applicable), together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

1.5.	Fractional Shares. No fractions of shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded to the nearest whole number.

1.6.	Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder.

1.7.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of the Warrant Shares upon exercise of this Warrant.

1.8.	Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonable reimbursement of expenses and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

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2.	TAXES

2.1.	The Holder acknowledges that the grant of the Warrant, the issuance of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.	The Company shall pay all of the applicable taxes and other charges payable by the Company in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates in the name of the Holder (such as transfer taxes in respect of the issuance or delivery of Warrant Shares upon exercise of this Warrant), if any, but shall not pay any taxes payable by the Holder by virtue of the holding, issuance, exercise, sale of this Warrant or the Warrant Shares by the Holder.

3.	RESERVATION OF SHARES; preservation of rights of holder

3.1.	Reservation of Shares. The Company hereby agrees that, at all times prior to the expiration or exercise of this Warrant, it will maintain and reserve, free from pre-emptive or similar rights, such number of authorized but unissued shares so that this Warrant may be exercised without additional authorization of shares.

3.2.	Preservation of Rights. The Company will not, by amendment of its organizational documents or through reorganization, recapitalization, consolidation, merger, dissolution, transfer of assets, issue or sale of securities or any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, conditions or terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to fulfill the provisions hereof.

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4.	ADJUSTMENT

4.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise, as follows:

(a)	Bonus Shares. In the event that during the Warrant Period the Company shall distribute a non-cash dividend or shares pursuant to a reclassification of its share capital, to all of the holders of shares of the Company (i.e., bonus shares), then this Warrant shall represent the right to acquire, in addition to the number of Warrant Shares indicated in the caption of this Warrant, the amount of such bonus shares that are distributed to persons holding the class of share capital for which the Warrant is exercisable and/or to receive the stock dividends which are distributed to persons holding the class of share capital for which the Warrant is exercisable, without payment of any additional consideration therefor, to which the Holder would have been entitled had this Warrant been exercised prior to the distribution of the stock dividends or the bonus shares.

(b)	Consolidation and Division. In the event that during the Warrant Period the Company consolidates its share capital into shares of greater par value, or subdivides them into shares of lesser par value, then the number of Warrant Shares to be allotted on exercise of this Warrant after such consolidation or subdivision shall be reduced or increased accordingly, as the case may be, and in each case the Exercise Price shall be adjusted appropriately such that the aggregate consideration hereunder to the Company shall not change.

(c)	Capital Reorganization. In the event that during the Warrant Period a reorganization of the share capital of the Company is effected (other than subdivision, combination or reclassification provided for elsewhere in this Section 4) and the Preferred A Shares are exchanged for other securities of the Company, then, as part of such reorganization, provision shall be made so that the Holder shall be entitled to purchase upon exercise of this Warrant such kind and number of shares or other securities of the Company to which the Holder would have been entitled had this Warrant been exercised without taking into effect such reorganization.

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(d)	Irrespective of any other provision of this Warrant, in the event that during the Warrant Period the Company becomes a subsidiary of a newly-formed entity formed under the laws of one of the states of the United States (“Newco”) either by way of a reverse triangular merger or by way of share swap or by way of any other similar transaction or series of related transactions, the result of which will be the capital stock of the Company being wholly owned by Newco (or any other entity into which or with which Newco merges), and simultaneously with or in connection with such transaction(s) or shortly thereafter, Newco (or any other entity into which or with which Newco merges) consummates an equity financing of at least US$ 10,000,000(the “New Financing” and the “Qualified Transaction”, respectively), this Warrant shall be automatically exchanged for five-year Newco (or any other entity into which or with which Newco merges) warrants exercisable for Newco (or any other entity into which or with which Newco merges) Common Stock at an exercise price per share of 100% of the original issue price of the securities (including any “units” or basket of securities that consist of stock together with warrants and/or securities or rights convertible or exchangeable for stock) issued in the New Financing (the “Original Issue Price”). The number of Common Stock underlying such new warrant shall be equal to one-third (1/3) of the principal amount of that certain Note dated [________] issued by the Company to the Holder, divided by the Original Issue Price. For greater certainty, the Qualified Transaction described in this sub-section (d) shall not be deemed an Exit Event.

4.2.	Whenever an adjustment is effected hereunder, the Company shall promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.3.	Except as otherwise provided herein, Sections 4.1(a) to 4.1(d) hereof are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect, but there shall be no duplicate adjustments if two separate subsections provide the same protection.

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4.4.	Notices of Certain Transactions. In case:

(a)	the Company shall take a record of the holders of its Preferred A Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or

(b)	of the voluntary or involuntary dissolution, liquidation or winding-up of the Company then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the effective date on which such voluntary dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other shares or securities at the time deliverable upon such voluntary dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least seven (7) days prior to the record date or effective date for the event specified in such notice.

5.	EXERCISE OF THE WARRANT UPON AN EXIT EVENT

Notwithstanding anything to the contrary in this Warrant, if at any time during the Warrant Period, the Company consummates an Exit Event, or at the discretion of the Board of Directors of the Company, in the event that the Company believes that an Exit Event is likely to be consummated during such period, the Company shall provide written notice of such Exit Event (or, if applicable, an anticipated Exit Event) to the Holder (the “Exit Event Notice”). Within fourteen (14) days after Holder’s receipt of the Exit Event Notice, Holder must notify the Company if it intends to exercise this Warrant pursuant to Section 1.2 or 1.3 of this Warrant, in which case such exercise shall be effective contingent upon and immediately prior to the consummation of the Exit Event. Thereafter, so long as the Company consummates such Exit Event within one hundred and eighty (180) days after Holder’s receipt of the Exit Event Notice (to the extent the Exit Event shall not have occurred prior to the Exit Event Notice), Holder shall have no further rights hereunder and this Warrant shall be automatically terminated if not so exercised. If the Company fails to consummate such Exit Event within such time, then this Warrant shall remain in effect subject to the provisions contained herein.

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For the purposes hereof, an “Exit Event” shall mean the closing of (i) an initial public offering; (ii) a merger of the Company with or into another corporation, (iii) an acquisition of all or substantially all of the shares of the Company, (iv) the sale or license of all or substantially all of the assets of the Company, any with respect to (ii)-(iv), other than a merger or transaction in which the persons that beneficially owned, directly or indirectly, a majority of the share capital of the Company immediately prior to such merger or transaction, beneficially own, directly or indirectly, a majority of the total shares of capital stock of the surviving or transferee entity. For greater certainty, the Qualified Transaction described in Section 4.1(d) shall not be deemed an Exit Event and the provisions of this Section 5 shall not apply solely in connection with such Qualified Transaction.

6.	RIGHTS OF THE HOLDER

6.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

6.2.	The Holder acknowledges that the Warrant Shares shall be subject to such rights, privileges, restrictions and limitations as set forth in this Warrant and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company’s shares are not publicly traded.

7.	TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the Expiry Date.

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8.	MISCELLANEOUS

8.1.	Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. Subject to Section 8.8 below, no modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

8.2.	Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable law or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

8.3.	Successors and Assigns; Assignment. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors, and administrators and is otherwise non-transferable without the prior consent of the Company. The Holder represents and warrants to the Company that this Warrant and the Warrant Shares, if and when purchased by the Holder, are for the Holder’s own account and for investment purposes only and not with a view for resale or transfer and that all the rights pertaining to the Warrant or the Warrant Shares, by law or equity, shall be purchased and possessed by the Holder for the Holder exclusively.

8.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.

8.5.	Notices. All notices and other communications made pursuant to this Warrant shall be in writing and shall be conclusively deemed to have been duly given if delivered in accordance with the notice provisions of the Convertible Notes Agreement.

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8.6.	Severability. If any provision of this Warrant is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Warrant and the remainder of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Warrant shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

8.7.	Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile or electronic signatures of a party shall be binding as evidence of such party’s agreement hereto and acceptance hereof.

8.8.	Amendments. To the extent that any amendment(s) to the Convertible Notes Agreement or the transactions contemplated thereby result in a required amendment to the terms of this Warrant, this Warrant shall be deemed amended to the extent that the amendment(s) to the Convertible Notes Agreement are completed in accordance with the terms thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:	Motus GI Medical Technologies Ltd.

Signature:

Name:

Title:

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Schedule 1.2

Exercise Notice

Date: ____________

To: Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to purchase _________ Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.1 of the Warrant, and herewith makes payment of _____________, representing the full Exercise Price for such shares as provided for in such Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

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Schedule 1.3

Net Issuance Notice

Date: ____________

To: Motus GI Medical Technologies Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the “Warrant”), hereby elects to exercise the Warrant for the purchase of Warrant Shares (as such term is defined in the Warrant), pursuant to the provisions of Section 1.3 of the Warrant.

The undersigned hereby irrevocably directs that the said shares (or such other securities into which the Warrant is exercisable) be issued and registered in the name of the undersigned, as set forth below.

Names	Address	No. of Shares

Signature:

Address:

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FIFTH AMENDMENT TO CONVERTIBLE NOTES AGREEMENT

This Fifth Amendment to Convertible Notes Agreement (this “Amendment”) is made and entered into as of the __ day of November, 2016 (the “Effective Date”), by and among Motus GI Medical Technologies Ltd., a company organized under the laws of the State of Israel, with offices at Keren Hayesod 22 Tirat Carmel, Israel (the “Company”) and the persons and entities listed on Exhibit A attached hereto (the “Purchasers”) (each Purchaser and the Company separately, a “Party”, and together, the “Parties”).

WHEREAS,	the Company and the Purchasers are parties to that certain Convertible Notes Agreement dated June 9, 2015, as amended on December 29, 2015, on February 15, 2016, on July 25, 2016 (the “Third Amendment”) and on October 18, 2016 (the “Fourth Amendment” and collectively with all amendments, the “CNA”), attached hereto as Exhibit B (capitalized not defined herein shall have the meaning ascribed to them in the CNA, unless it is specifically provided otherwise);

WHEREAS,	the Board of Directors of the Company has decided that it is in the best interest of the Company to increase the aggregate amount the Company may raise under the CNA to US$14 Million; and

WHEREAS,	the Parties wish to increase the aggregate Loan Amount to an aggregate principal amount of up to US$14.

NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Amendments

Section 3 of the Third Amendment (as amended in the Fourth Amendment) is hereby amended such that the aggregate amount that may be extended by Additional Purchasers (the “Additional Loan Amount”), together with the aggregate Loan Amount previously extended or committed to be extended by the Purchasers and/or previous Additional Purchasers (including, for greater certainty, the additional Loan Amounts to be extended by the Major Purchasers pursuant to the Third Amendment) shall not exceed US$14 Million.

2. Miscellaneous

2.1.	The headings in this Amendment are for convenience only and shall not be used for purposes of construction.

2.2.	All terms and conditions of the CNA (including any of its exhibits) shall remain in full force and effect subject to the provisions of this Amendment, which shall be regarded as an integral part of the CNA. In case of a contradiction between this Amendment and the CNA, the provisions of this Amendment shall prevail.

2.3.	This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto constituting at least 70% of the aggregate outstanding principal amount of the Notes have executed this Fifth Amendment to Convertible Notes Agreement on the date first above written.

Motus GI Medical Technologies Ltd.

By:	_______________

Title:	________________

[Purchasers’ Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto constituting at least 70% of the aggregate outstanding principal amount of the Notes have executed this Fifth Amendment to Convertible Notes Agreement on the date first above written.

Orchestra Medical Ventures II, L.P.	Orchestra MOTUS Co-Investment Partners, LLC
By:________________
By:__________________
Title:_______________
Title:_________________

Ascent Biomedical Ventures II, L.P.(3)	Ascent Biomedical Ventures Synecor, L.P.

By:______________	By:_____________

Title:________________	Title:______________

Jacobs Investments Company LLC

By:	_______________

Title:	________________

IN WITNESS WHEREOF, the parties hereto constituting at least 70% of the aggregate outstanding principal amount of the Notes have executed this Fifth Amendment to Convertible Notes Agreement on the date first above written.

E. Jeffrey Peierls	Brian Eliot Peierls

UD E.F. Peierls for Brian E. Peierls	UD E.F. Peierls for E. Jeffrey Peierls
By:_______________	By:________________
Title:______________	Title:_______________

UD J.N. Peierls for Brian Eliot Peierls	UD J.N. Peierls for E. Jeffrey Peierls
By:___________________	By:_______________
Title:___________________	Title:______________

UW J.N. Peierls for Brian E. Peierls	UD Ethe l F. Pe ierls Charitable Lead Trust
By:__________________	By:_______________
Title:_________________	Title:______________

The Peierls Bypass Trust	UD E.S. Peierls for E.F. Peierls et al
By:_______________	By:________________
Title:______________	Title:_______________

UW E.S. Peierls for Brian E. Pe ie rls -Accumulation	UW E.S. Peierls for E. Jeffrey Peierls -Accumulation
By:______________	By:__________________
Title:_____________	Title:_________________

UW J.N. Peierls for E. Jeffrey Pe ie rls	The Pe ierls Foundation, Inc.
By:_____________	By:______________
Title:____________	Title:_____________

James T. Lenehan

IN WITNESS WHEREOF, the parties hereto constituting at least 70% of the aggregate outstanding principal amount of the Notes have executed this Fifth Amendment to Convertible Notes Agreement on the date first above written.

Isagen LLC.	Sunny Wong

Perceptive Life Sciences Master Fund	Titan Perc Ltd
By:_____________	By:______________
Title:____________	Title:_____________

A.K.S. Fa mily Partners, LP	Rexford Capital, LLC
By:_____________________	By:________________
Title:___________________	Title:______________

Jason Batansky	Douglas Jay Cohen

Lester Petracca	Arthur Fo le y

Narinde r S. Arora	DB Investor Group LLC
By:________________
Title:________________

Patrick Casey Lorenz	Dominion Capital LLC
By:________________
Title:_______________

Derek Sroufe	First Riverside Investors, LP
By:_________________
Title:_______________

Keith Murphy	RGM Group, LLC.
By:_________________
Title:________________

John P. Brancacc io	Natalie E. Cohen

John E. Dell	Harry Shufflebarger

Anemarie Edmundowic z	Anne S Hand

Ramnarain Jaigobing	GJG LifeSc iences LLC.
By:__________________
Title:_________________

LPD Invesments Ltd.	LGA Family Partners
By:_________________
Title:________________

Altbach Co LLC Roth 401-K Plan.	RBC Capital Markets LLC Csdn fbo Laurence Allen IRA
By:_________________	By:________________
Title:_________________	Title:________________

Harry Ioannou	A.I International

Exhibit A

1.	Orchestra Medical Ventures II, L.P.
2.	Orchestra MOTUS Co-Investment Partners, LLC
3.	Ascent Biomedical Ventures II, L.P. (3)
4.	Ascent Biomedical Ventures Synecor, L.P.
5.	Jacobs Investments Company LLC
6.	E. Jeffrey Peierls
7.	Brian Eliot Peierls
8.	UD E.F. Peierls for Brian E. Peierls
9.	UD E.F. Peierls for E. Jeffrey Peierls
10.	UD J.N. Peierls for Brian Eliot Peierls
11.	UD J.N. Peierls for E. Jeffrey Peierls
12.	UW J.N. Peierls for Brian E. Peierls
13.	UW J.N. Peierls for E. Jeffrey Peierls
14.	UD Ethel F. Peierls Charitable Lead Trust
15.	The Peierls Bypass Trust
16.	UD E.S. Peierls for E.F. Peierls et al
17.	UW E.S. Peierls for Brian E. Peierls - Accumulation
18.	UW E.S. Peierls for E. Jeffrey Peierls -Accumulation
19.	The Peierls Foundation, Inc.
20.	James T. Lenehan
21.	Perceptive Life Sciences Master Fund
22.	Titan Perc Ltd
23.	Isagen LLC.
24.	A.K.S. Family Partners, LP
25.	Sunny Wong
26.	Rexford Capital, LLC
27.	Jason Batansky
28.	Douglas Jay Cohen
29.	Lester Petracca
30.	Arthur Foley

31.	Narinder S. Arora
32.	DB Investor Group LLC
33.	Patrick Casey Lorenz
34.	Dominion Capital LLC
35.	Derek Sroufe
36.	First Riverside Investors, LP
37.	Keith Murphy
38.	John P. Brancaccio
39.	Natalie E. Cohen
40.	John E. Dell
41.	Harry Shufflebarger
42.	RGM Group, LLC.
43.	GJG LifeSciences LLC
44.	LGA Family Partners
45.	RBC Capital Markets LLC Csdn fbo Laurence Allen IRA
46.	Anemarie Edmundowicz
47.	Ramnarain Jaigobing
48.	Anne S Hand
49.	LPD Invesments Ltd.
50.	Altbach Co LLC Roth 401-K Plan
51.	A.I International
52.	Harry Ioannou

Exhibit B

CNA

Attached